                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                              TOP FIVE STATES       7
                             TOP FIVE SECTORS       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      30
                NOTES TO FINANCIAL STATEMENTS      36

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      43
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      44

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -0.25%     -0.58%     -0.58%
-------------------------------------------------------------------------
Six-month total return(2)                -5.00%     -4.39%     -1.53%
-------------------------------------------------------------------------
One-year total return(2)                 -2.15%     -1.82%      1.00%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.27%      4.24%      4.47%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 5.49%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.77%      4.46%(3)    4.07%
-------------------------------------------------------------------------
Commencement date                      12/14/84   05/03/93   08/13/93
-------------------------------------------------------------------------

Distribution rate(4)                      4.28%      3.70%      3.71%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   6.97%      6.03%      6.04%
-------------------------------------------------------------------------
SEC Yield(6)                              4.18%      3.62%      3.63%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a Federal income tax rate of 38.6%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2002. A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2002
- AAA/Aaa............   100%

                                     [PIE CHART]
As of September 30, 2001
- AAA/Aaa............   100%

                                     [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2002)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/01                                                                           0.0725
11/01                                                                           0.0725
12/01                                                                           0.0685
1/02                                                                            0.0685
2/02                                                                            0.0685
3/02                                                                            0.0685

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--March 31, 2002)

Illinois                                                    19.3%
---------------------------------------------------------------------
Texas                                                        9.9%
---------------------------------------------------------------------
Alabama                                                      6.9%
---------------------------------------------------------------------
Washington                                                   6.5%
---------------------------------------------------------------------
New Jersey                                                   4.5%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2002                   SEPTEMBER 30, 2001
                                                                       --------------                   ------------------
Retail Elec/Gas/Telephone                                                  13.50                              14.50
Water & Sewer                                                              13.10                               9.40
General Purpose                                                            12.60                              15.50
Transportation                                                             11.90                               9.70
Public Education                                                            9.90                              12.80

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed. Securities are classified by sectors that represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR VAN KAMPEN INSURED TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S INVESTMENT GRADE MUNICIPAL TEAM. CURRENT MEMBERS OF THE TEAM(1) INCLUDE JAMES F. WILLISON, MANAGING DIRECTOR; JOSEPH A. ARCIERI, EXECUTIVE DIRECTOR; AND JOSEPH A. PIRARO, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations for the future path of the economy. Yields fell in October 2001 as investors turned to the perceived relative safety of bonds, only to rise in the last two months of that year on the consensus that an economic recovery was on the horizon and, with it, rising interest rates.

    Those concerns were moderated in the first quarter of 2002 by a general sentiment that the economic recovery might not be as strong as was initially expected. As a result, it appeared expectations for the level of increase in interest rates diminished, and many investors seemed to view the market as having been oversold in the waning months of 2001. The market recovered some of its lost ground, though interest rates began to climb late in March in expectation of eventual interest rate increases by the Federal Reserve.

    Municipalities moved to lock in lower interest rates by boosting their issuance during the period. January was a record month in terms of issuance, and February and March were also quite strong. Concerns over the economy prompted many issuers to enhance their bonds' credit quality with insurance, and as a result the supply of insured paper also saw a healthy increase.

    The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0685 per Class A share translates to a distribution rate of 4.28 percent based on the fund's maximum offering price as of March 31, 2002. For the six-month period ended March 31, 2002, the fund generated a total return of -0.25 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 0.33 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   One of the primary strategies we
used involved efforts to streamline the fund to make it more efficient. By reducing the number of names in the portfolio, we have positioned it to potentially benefit from increased liquidity and to allow us more flexibility in managing the fund. We have largely accomplished this through the sale of smaller lots when they reached their price targets.

    Part of the proceeds of these sales went into the purchase of premium-coupon bonds that have tended to perform like intermediate-duration securities. Historically, these bonds have offered an attractive income stream, especially in periods of falling interest rates such as we saw during the reporting period. At the same time, we believe their intermediate duration limits their vulnerability to rising interest rates that generally accompany an economic recovery.

    On a sector level, we chose to emphasize bonds tied to essential services. In our view, these sectors represent services that are typically used--and thus can generate revenue to support the bonds--no matter how weak the economy. For example, we added to the fund's holdings of water and sewer bonds, increasing the portfolio's exposure by 9.4 percent to 13.1 percent. We also focused on transportation and public building bonds.

    The fund wasn't heavily weighted to the short end of the yield curve. As a result, its maturity structure was not a boost to performance through that part of the period when interest rates on the short end of the yield curve were declining. This structure did prove to be more beneficial, however, when short-term rates began to climb again.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We expect that the U.S. economy
should continue to improve in the near term. As a result, we also believe that interest rates will begin to rise, though the extent and timing remain in question. Once this occurs, it should cause the yield curve to continue to flatten. Our quantitative analysis has shown that this pattern has historically favored the intermediate portion of the yield curve in terms of expected total return.

    We also expect issuance to continue to be strong, though perhaps not at record levels. With interest rates low but expected to rise in the near future, we believe issuers have strong incentives to bring supply to the market to potentially capture favorable terms.

    In addition to the economy, we believe the performance of the equity markets is likely to continue to exert a strong influence on the municipal market. In times of volatility for equities, such as we have seen in recent years, investors have tended to prefer the perceived relative stability of bonds. Generally, a boost in demand for bonds helps shore up the market. We look for this behavior to continue for as long as stocks struggle with the specter of diminished corporate earnings.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1-percent change in the price of a bond for every 1-percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY       VALUE
           MUNICIPAL BONDS  95.9%
           ALABAMA  6.6%
$ 2,250    Alabama St Brd Ed Rev Shelton St Cmnty
           College (Prerefunded @ 10/01/04) (MBIA
           Insd).....................................   6.000%   10/01/14   $    2,451,667
  2,010    Alabama St Brd Ed Rev Shelton St Cmnty
           College Rfdg (AMBAC Insd).................   5.500    10/01/10        2,155,926
  1,255    Alabama St Brd Ed Rev Shelton St Cmnty
           College Rfdg (AMBAC Insd).................   5.375    10/01/14        1,308,112
 10,530    Alabama St Pub Sch & College Ser C (FSA
           Insd).....................................   5.000    05/01/12       10,824,419
  1,525    Alabama Wtr Pollutn Ctl Auth (AMBAC
           Insd).....................................   5.500    08/15/13        1,610,964
  1,955    Alabama Wtr Pollutn Ctl Auth Revolving Fd
           Ln Ser A (AMBAC Insd).....................   6.750    08/15/17        2,130,735
 22,250    Jefferson Cnty, AL Swr Rev Cap Impt Ser A
           (FGIC Insd)...............................   5.375    02/01/36       21,950,960
  3,010    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd).....................................   5.250    01/01/15        3,082,481
  3,200    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd).....................................   5.250    01/01/16        3,254,752
  4,300    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd).....................................   5.250    01/01/17        4,343,817
  4,615    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd).....................................   5.250    01/01/18        4,633,829
  3,860    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd).....................................   5.250    01/01/19        3,866,987
  1,000    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd).....................................   5.250    01/01/20        1,001,050
  1,330    Mobile, AL Wts (AMBAC Insd)...............   5.000    02/15/15        1,332,700
  3,995    Mobile, AL Wts Rfdg (AMBAC Insd) (a)......   5.250    08/15/09        4,151,644
  5,500    Morgan Cnty Decatur, AL Hlthcare Auth Hosp
           Rev Decatur Gen Hosp Rfdg (Connie Lee
           Insd).....................................   6.250    03/01/13        5,871,800
  2,400    Muscle Shoals, AL Util Brd Wtr & Swr Rev
           (FSA Insd)................................   6.500    04/01/16        2,594,232
                                                                            --------------
                                                                                76,566,075
                                                                            --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY       VALUE
           ALASKA  0.7%
$ 2,150    Alaska St Hsg Fin Corp Gen Mtg Ser A (MBIA
           Insd).....................................   6.000%   06/01/49   $    2,191,065
  4,130    Anchorage, AK Ser A (FGIC Insd)...........   5.500    06/01/17        4,257,163
  1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)...   6.000    09/01/19        1,526,417
                                                                            --------------
                                                                                 7,974,645
                                                                            --------------
           ARIZONA  1.6%
 11,000    Arizona St Ctfs Partn Ser B Rfdg (AMBAC
           Insd).....................................   6.250    09/01/10       11,402,930
  1,995    Phoenix, AZ Civic Impt Corp Jr Lien Rfdg
           (FGIC Insd)...............................   5.250    07/01/18        2,057,763
  1,510    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Elec Pwr Co
           Ser A Rfdg (FSA Insd).....................   7.250    07/15/10        1,582,102
  1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale
           Mem Hosp Ser A Rfdg (AMBAC Insd)..........   6.000    09/01/12        2,021,944
  1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale
           Mem Hosp Ser A Rfdg (AMBAC Insd)..........   6.125    09/01/17        1,884,400
                                                                            --------------
                                                                                18,949,139
                                                                            --------------
           ARKANSAS  0.7%
  7,340    Little Rock, AR Sch Dist Ser B Rfdg (FSA
           Insd).....................................   5.500    02/01/25        7,491,644
                                                                            --------------

           CALIFORNIA  4.2%
  2,835    Bay Area Govt Assn CA Rev Tax Alloc CA
           Redev Agy Pool Rev Ser A (FSA Insd).......   6.000    12/15/14        3,068,009
  5,000    Beverly Hills, CA Pub Fin Auth Lease Rev
           Ser A (MBIA Insd).........................   5.650    06/01/15        5,195,400
  3,000    Chino, CA Ctfs Partn Redev Agy (MBIA
           Insd).....................................   6.200    09/01/18        3,115,710
    425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
           Insd).....................................   6.700    08/01/21          507,662
    265    Golden West Sch Fin Auth CA Rev Ser A Rfdg
           (MBIA Insd)...............................   5.750    08/01/19          288,010
  6,500    Grossmont, CA Union High Sch Dist Ctfs
           Partn Cap Apprec (MBIA Insd)..............    *       11/15/21        1,738,360
  3,500    Los Angeles Cnty, CA Cap Asset Lease Corp
           Leasehold Rev Rfdg (AMBAC Insd)...........   6.000    12/01/16        3,637,795
 10,000    Los Angeles Cnty, CA Met Tran Auth Sales
           Tax Rev Prop A Second Tier Sr Ser A Rfdg
           (AMBAC Insd)..............................   5.000    07/01/25        9,607,300

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY       VALUE
           CALIFORNIA (CONTINUED)
$ 5,420    Manteca, CA Redev Agy Tax Alloc Redev Proj
           No 1 Ser A Rfdg (MBIA Insd)...............   6.700%   10/01/21   $    5,636,529
 13,800    San Bernardino Cnty, CA Ctfs Partn Ser B
           (MBIA Insd)...............................   5.500    07/01/16       14,137,824
  2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
           Rev Cmnty Fac Rfdg (FSA Insd).............   6.500    09/01/14        2,231,320
                                                                            --------------
                                                                                49,163,919
                                                                            --------------
           COLORADO  2.3%
  3,000    Colorado Springs, CO Utils Rev Sys Sub
           Lien Ser A Rfdg (AMBAC Insd) (a)..........   5.375    11/15/17        3,063,690
  4,220    Colorado Springs, CO Utils Rev Sys Sub
           Lien Ser A Rfdg (AMBAC Insd) (a)..........   5.375    11/15/18        4,281,443
 12,100    Denver, CO City & Cnty Arpt Rev Ser A
           (MBIA Insd)...............................   5.700    11/15/25       12,400,080
  3,955    Denver, CO City & Cnty Ctfs Partn Ser B
           (AMBAC Insd)..............................   5.200    12/01/14        4,073,254
      5    Jefferson Cnty, CO Single Family Mtg Rev
           Ser A Rfdg (MBIA Insd)....................   8.875    10/01/13            5,104
  2,050    Thornton, CO Cap Apprec Wtr Rfdg (FGIC
           Insd).....................................    *       12/01/11        1,280,942
  2,000    Westminster, CO Wtr & Wastewtr Util
           Enterprise Rev (AMBAC Insd)...............   6.250    12/01/14        2,134,160
                                                                            --------------
                                                                                27,238,673
                                                                            --------------
           FLORIDA  2.7%
  1,275    Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
           Insd).....................................   8.000    10/01/06        1,491,788
  1,375    Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
           Insd).....................................   8.000    10/01/07        1,634,394
  2,095    Dade Cnty, FL Util Pub Impt Rfdg (FGIC
           Insd).....................................  12.000    10/01/04        2,538,239
  1,340    Gulf Breeze, FL Rev Venice Loc Govt
           Ln-E-Tender (FGIC Insd)...................   5.150    12/01/20        1,347,893
  1,000    Key West, FL Util Brd Elec Rev Cap Apprec
           Ser D (Escrowed to Maturity) (AMBAC
           Insd).....................................    *       10/01/13          569,970
  6,000    Key West, FL Util Brd Elec Rev Rfdg (AMBAC
           Insd).....................................   6.000    10/01/12        6,717,660
  3,725    Santa Rosa Bay Brdg Auth FL Rev Cap Apprec
           (MBIA Insd)...............................    *       07/01/18        1,521,178
    455    Sunrise, FL Spl Tax Dist No 1 Rfdg (FSA
           Insd).....................................   4.875    10/01/18          441,441

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY       VALUE
           FLORIDA (CONTINUED)
$10,000    Tallahassee, FL Hlth Fac Rev Tallahassee
           Mem Regl Med Ser A Rfdg (MBIA Insd) (b)...   6.625%   12/01/13   $   11,015,000
  1,000    Village Ctr Cmnty Dev Dist FL Rectl Rev
           Ser A (MBIA Insd).........................   5.200    11/01/25          985,910
  2,735    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac
           Embry Riddle Ser B Rfdg (AMBAC Insd)......   5.250    10/15/19        2,750,836
                                                                            --------------
                                                                                31,014,309
                                                                            --------------
           GEORGIA  3.2%
  3,000    Atlanta, GA Wtr & Wastewtr Rev Ser A (MBIA
           Insd).....................................   5.000    11/01/39        2,783,610
  1,405    Clayton Cnty, GA Dev Auth Rev Tuff
           Archives Proj Ser A (MBIA Insd)...........   5.250    07/01/21        1,405,436
  4,150    Georgia Muni Elec Auth Pwr Rev Cap Apprec
           Gen Ser B (BIGI Insd).....................    *       01/01/08        3,210,066
 14,690    Georgia Muni Elec Auth Pwr Rev Ser Y
           (AMBAC Insd)..............................   6.400    01/01/13       16,785,235
  9,590    Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA
           Insd).....................................   6.500    01/01/17       11,149,142
    860    Georgia Muni Elec Auth Pwr Rev Ser Y
           (Escrowed to Maturity) (AMBAC Insd).......   6.400    01/01/13          992,904
    410    Georgia Muni Elec Auth Pwr Rev Ser Y
           (Escrowed to Maturity) (MBIA Insd)........   6.500    01/01/17          478,072
                                                                            --------------
                                                                                36,804,465
                                                                            --------------
           HAWAII  1.2%
 12,785    Hawaii St Arpt Sys Rev Rfdg (MBIA Insd)...   6.400    07/01/08       13,571,661
                                                                            --------------

           ILLINOIS  18.5%
  2,215    Bolingbrook, IL Cap Apprec Ser C Rfdg
           (MBIA Insd)...............................    *       01/01/19          867,283
  2,595    Bolingbrook, IL Cap Apprec Ser C Rfdg
           (MBIA Insd)...............................    *       01/01/20          954,181
  1,695    Champaign Cnty, IL Cmnty Unit Sch Dist No
           116 Urbana Ser C (FGIC Insd)..............    *       01/01/15          838,059
  2,845    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform B 1 (FGIC Insd)....................    *       12/01/19        1,041,327
 10,000    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform B 1 (FGIC Insd)....................    *       12/01/27        2,228,200
  6,225    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd)..................    *       12/01/15        2,987,938
  1,500    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd)..................    *       12/01/19          549,600

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY       VALUE
           ILLINOIS (CONTINUED)
$ 1,020    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd)..................    *       12/01/25   $      256,887
  8,000    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd)..................    *       12/01/29        1,583,280
  3,250    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd)..................    *       12/01/30          603,265
  5,000    Chicago, IL Cap Apprec City Colleges (FGIC
           Insd).....................................    *       01/01/27        1,199,450
  2,000    Chicago, IL Lakefront Millenium Pkg Fac
           (MBIA Insd) (c)........................... 0/5.700%   01/01/25        1,619,860
  2,000    Chicago, IL Lakefront Millenium Pkg Fac
           (MBIA Insd) (c)........................... 0/5.750    01/01/29        1,608,240
  8,200    Chicago, IL Neighborhoods Alive 21 Pgm
           (FGIC Insd)...............................   5.000    01/01/41        7,477,990
  4,800    Chicago, IL O'Hare Intl Arpt 2nd Lien
           Passenger Fac D (AMBAC Insd)..............   5.000    01/01/26        4,492,512
  7,975    Chicago, IL Park Dist Ser B (FGIC Insd)...   4.750    01/01/26        7,133,079
  2,500    Chicago, IL Park Dist Ser C (FGIC Insd)...   5.500    01/01/19        2,546,075
  1,500    Chicago, IL Proj Rfdg (MBIA Insd).........   5.500    01/01/15        1,558,995
 10,000    Chicago, IL Proj Ser A Rfdg (FGIC Insd)...   5.375    01/01/34        9,746,500
  5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)...   5.500    01/01/38        4,964,700
  2,720    Chicago, IL Pub Bldg Comm Bldg Rev Chicago
           Transit Auth (Prerefunded @ 01/01/05)
           (AMBAC Insd)..............................   6.600    01/01/15        2,943,040
  5,000    Chicago, IL Sales Tax Rev (FGIC Insd).....   5.375    01/01/30        4,921,600
  3,270    Chicago, IL Wtr Rev Cap Apprec (FGIC
           Insd).....................................    *       11/01/10        2,171,869
  2,300    Chicago, IL Wtr Rev Rfdg (FGIC Insd)......   5.250    11/01/27        2,222,329
  9,800    Cook Cnty, IL Cap Impt Ser C (AMBAC
           Insd).....................................   5.000    11/15/25        9,235,912
  4,210    Cook Cnty, IL Cmnty College Dist No 122
           Cap Apprec (FGIC Insd)....................    *       12/01/19        1,556,353
  5,550    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctfs Partn (FGIC Insd)............   8.750    01/01/03        5,820,285
  8,460    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctfs Partn (FGIC Insd)............   8.750    01/01/04        9,258,962
  2,460    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctfs Partn (FGIC Insd)............   8.750    01/01/05        2,784,769
  3,500    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctfs Partn (FGIC Insd)............   8.750    01/01/07        4,172,875

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          ILLINOIS (CONTINUED)
$1,445    Cook Cnty, IL Cmnty Cons Sch D (FSA
          Insd).....................................  5.500%   12/01/15   $    1,534,272
 1,580    Cook Cnty, IL Cmnty Cons Sch D (FSA
          Insd).....................................  5.500    12/01/16        1,674,010
 2,055    Cook Cnty, IL Cmnty Cons Sch Dist No 015
          Palatine Cap Apprec (FSA Insd)............   *       12/01/10        1,356,033
 1,505    Cook Cnty, IL Sch Dist No 100 Berwyn South
          (FSA Insd)................................  8.200    12/01/14        1,966,794
 1,775    Cook Cnty, IL Sch Dist No 100 Berwyn South
          (FSA Insd)................................  8.100    12/01/16        2,334,249
 2,605    Cook Cnty, IL Sch Dist No 122 Cap Apprec
          (FGIC Insd)...............................   *       12/01/17        1,099,388
 2,995    Cook Cnty, IL Sch Dist No 122 Cap Apprec
          (FGIC Insd)...............................   *       12/01/18        1,180,869
 4,050    Cook Cnty, IL Sch Dist No 122 Cap Apprec
          (FGIC Insd)...............................   *       12/01/20        1,405,026
 2,045    Grundy Kendall & Will Cntys (AMBAC
          Insd).....................................  5.500    05/01/17        2,100,072
 1,860    Grundy Kendall & Will Cntys (AMBAC
          Insd).....................................  5.500    05/01/20        1,889,816
 1,180    Grundy Kendall & Will Cntys (AMBAC
          Insd).....................................  5.500    05/01/21        1,196,367
10,000    Illinois Dev Fin Auth Pollutn Ctl Rev
          Comwlth Edison Co Proj Ser D Rfdg (AMBAC
          Insd).....................................  6.750    03/01/15       10,948,700
35,000    Illinois Dev Fin Auth Pollutn Ctl Rev IL
          Pwr Co Proj Ser A First Mtg Rfdg (MBIA
          Insd).....................................  7.400    12/01/24       39,387,600
 2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm
          Rockford Sch 205 (FSA Insd)...............  6.650    02/01/11        2,292,280
 5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm
          Rockford Sch 205 Rfdg (FSA Insd)..........  6.650    02/01/12        5,531,218
 2,000    Illinois Ed Fac Auth Rev DePaul Univ
          (AMBAC Insd)..............................  5.625    10/01/14        2,113,040
   649    Illinois Hlth Fac Auth Rev Cmnty Prov
          Pooled Pgm Ser B (MBIA Insd)..............  7.900    08/15/03          652,076
 3,500    Illinois Muni Elec Agy Pwr Supply Sys Rev
          Rfdg (FSA Insd)...........................  5.000    02/01/21        3,353,455
 3,050    Illinois St (FGIC Insd)...................  5.125    12/01/15        3,075,162
 3,400    Illinois St (FGIC Insd)...................  5.125    12/01/17        3,392,860
 2,700    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland Cap Apprec Ser B (FGIC Insd).....   *       12/01/13        1,494,639
 1,200    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland Cap Apprec Ser B (FGIC Insd).....   *       12/01/14          623,712

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          ILLINOIS (CONTINUED)
$2,500    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland Ser A (FGIC Insd)................  6.000%   12/01/20   $    2,620,700
 3,940    Lake Cnty, IL Cmnty High Sch Dist No 117
          Antioch Cap Apprec Ser B (FGIC Insd)......   *       12/01/10        2,606,507
 6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
          Waukegan Cap Apprec Ser A (FSA Insd)......   *       12/01/17        2,839,035
 3,175    Lake Cnty, IL Cmnty Unit Sch Dist No 95
          Lake Zurich Cap Apprec (FGIC Insd)........   *       12/01/15        1,540,288
 3,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
          Dist No 158 Cap Apprec (FGIC Insd)........   *       01/01/17        1,337,340
 4,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
          Dist No 158 Cap Apprec (FGIC Insd)........   *       01/01/18        1,670,120
 1,735    McHenry Cnty, IL Cmnty High Sch Dist No
          154 Cap Apprec (FGIC Insd)................   *       01/01/15          874,787
 2,080    McHenry Cnty, IL Cmnty High Sch Dist No
          154 Cap Apprec (FGIC Insd)................   *       01/01/16          979,930
 1,000    McHenry Cnty, IL Consv Dist Ser A (FGIC
          Insd).....................................  5.500    02/01/16        1,032,060
 1,330    McHenry Cnty, IL Consv Dist Ser A (FGIC
          Insd).....................................  5.500    02/01/17        1,365,006
 1,000    Northern IL Univ Rev Aux Fac Sys (FGIC
          Insd).....................................  5.000    04/01/29          933,410
 2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
          Ser A (MBIA Insd).........................   *       04/01/20          725,620
 2,500    Southern IL Univ Rev Cap Apprec Hsg & Aux
          Ser A (MBIA Insd).........................   *       04/01/23          753,650
 2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
          Ser A (MBIA Insd).........................   *       04/01/26          504,500
    75    University of IL Ctfs Partn UI Integrate
          Proj (AMBAC Insd).........................  4.375    10/01/11           73,401
 3,900    Will & Kendall Cntys, IL Cmnty (FSA
          Insd).....................................  5.000    01/01/16        3,844,425
 1,495    Will Cnty, IL Sch Dist No 017 (AMBAC
          Insd).....................................  5.000    12/01/16        1,472,754
                                                                          --------------
                                                                             215,120,586
                                                                          --------------
          INDIANA  3.4%
 1,785    Center Grove, IN 2000 Bldg First Mtg
          (AMBAC Insd)..............................  5.500    07/15/17        1,833,873
 1,885    Center Grove, IN 2000 Bldg First Mtg
          (AMBAC Insd)..............................  5.500    07/15/18        1,926,809
 2,550    East Chicago, IN Multi Sch Bldg Corp First
          Mtg Rfdg (AMBAC Insd).....................  5.500    07/15/14        2,644,324

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          INDIANA (CONTINUED)
$2,500    Evansville Vanderburgh, IN Pub Lease Corp
          First Mtg (MBIA Insd).....................  5.750%   07/15/18   $    2,599,425
 1,855    Hamilton Southeastern, IN Cons First Mtg
          (FSA Insd)................................  5.500    07/15/16        1,915,492
 1,075    Hamilton Southeastern, IN Cons First Mtg
          (FSA Insd)................................  5.500    01/15/19        1,094,081
 1,775    Indiana Bd Bk Spl Pgm Ser A (Escrowed to
          Maturity) (AMBAC Insd)....................  9.750    08/01/09        2,149,827
 5,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
          Hosp Proj Rfdg & Impt (MBIA Insd).........  6.400    05/01/12        5,117,400
 3,835    Indiana Tran Fin Auth Hwy Rev Ser A (MBIA
          Insd).....................................  5.250    12/01/13        3,968,381
 2,750    Jay Sch Bldg Corp IN First Mtg (FGIC
          Insd).....................................  5.000    01/15/26        2,598,117
 2,335    Lake Cnty, IN Bldg Corp First Mtg (MBIA
          Insd).....................................  5.750    08/01/11        2,513,254
 1,605    Mount Vernon of Hancock Cnty First Mtg Ser
          B (AMBAC Insd)............................  5.500    07/15/16        1,657,339
 1,695    Mount Vernon of Hancock Cnty First Mtg Ser
          B (AMBAC Insd)............................  5.500    07/15/17        1,740,138
 4,000    New Albany Floyd Cnty, IN Sch First Mtg
          (FGIC Insd) (a)...........................  5.750    07/15/20        4,181,480
 3,500    New Albany Floyd Cnty, IN Sch First Mtg
          (FGIC Insd) (a)...........................  5.125    01/15/27        3,352,440
   200    St. Joseph Cnty, IN Redev Dist (FGIC
          Insd).....................................  5.000    01/15/16          196,950
                                                                          --------------
                                                                              39,489,330
                                                                          --------------
          IOWA  0.2%
 2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl
          Hosp Proj (FSA Insd)......................  5.750    07/01/17        2,450,739
                                                                          --------------

          KANSAS  1.7%
18,750    Burlington, KS Pollutn Ctl Rev KS Gas &
          Elec Co Proj Rfdg (MBIA Insd) (b).........  7.000    06/01/31       19,319,062
                                                                          --------------

          KENTUCKY  0.1%
 1,635    Boone-Florence Wtr Commn KY (FGIC Insd)...  5.000    12/01/15        1,639,905
                                                                          --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          LOUISIANA  1.0%
$4,065    Calcasieu Parish, LA Mem Hosp Svc Dist
          Hosp Rev Lake Charles Mem Hosp Proj Ser A
          (Connie Lee Insd).........................  6.375%   12/01/12   $    4,632,921
 5,530    Calcasieu Parish, LA Mem Hosp Svc Dist
          Hosp Rev Lake Charles Mem Hosp Proj Ser A
          (Connie Lee Insd).........................  6.500    12/01/18        6,368,293
 4,080    New Orleans, LA Home Mtg Auth Single
          Family Mtg Rev 1985 Ser A (MBIA Insd).....   *       09/15/16          868,306
                                                                          --------------
                                                                              11,869,520
                                                                          --------------
          MASSACHUSETTS  1.8%
 4,405    Massachusetts Muni Whsl Elec Co Nuclear
          Mix 1-A (MBIA Insd).......................  5.250    07/01/13        4,556,620
 2,500    Massachusetts Muni Whsl Elec Co Proj No
          6-A (MBIA Insd)...........................  5.250    07/01/16        2,525,400
10,000    Massachusetts St Cons Ln Ser B (FSA
          Insd).....................................  5.500    03/01/19       10,312,000
 2,000    Massachusetts St Cons Ln Ser D (MBIA
          Insd).....................................  5.250    11/01/19        2,012,640
 1,700    Massachusetts St Hlth & Ed Fac Auth Rev Mt
          Auburn Hosp Ser B1 (MBIA Insd)............  6.250    08/15/14        1,833,246
                                                                          --------------
                                                                              21,239,906
                                                                          --------------
          MICHIGAN  1.4%
 2,465    Chippewa Valley, MI Sch Rfdg (AMBAC
          Insd).....................................  4.750    05/01/23        2,249,830
 3,385    Detroit, MI Wtr Supply Sys Rev Sr Lien Ser
          A (FGIC Insd).............................  5.500    07/01/24        3,425,078
 3,000    Hazel Park, MI Bldg Auth Ice Arena (AMBAC
          Insd).....................................  4.700    04/01/24        2,705,400
 1,400    Huron, MI Sch Dist (FSA Insd).............  5.250    05/01/21        1,399,090
 1,150    Kalamazoo, MI City Sch Dist Bldg & Site
          (FSA Insd)................................  5.250    05/01/16        1,170,320
 1,175    Kalamazoo, MI City Sch Dist Bldg & Site
          (FSA Insd)................................  5.250    05/01/17        1,188,066
 2,000    Michigan St Hsg Dev Auth Rental Hsg Rev
          Ser B (AMBAC Insd)........................  4.850    04/01/04        2,048,500
 2,500    Michigan St Strategic Fd Ltd Oblig Rev
          Detroit Ed-Cc-Conv Rfdg (AMBAC Insd)......  4.850    09/01/30        2,514,000
                                                                          --------------
                                                                              16,700,284
                                                                          --------------
          MINNESOTA  0.1%
 1,000    Brainerd, MN Rev Evangelical Lutheran Ser
          B Rfdg (FSA Insd).........................  6.650    03/01/17        1,022,760
                                                                          --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          MISSISSIPPI  0.6%
$1,450    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd).....................................  5.500%   02/01/08   $    1,541,640
 2,595    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd).....................................  5.500    02/01/09        2,761,106
 1,600    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd).....................................  5.500    02/01/10        1,701,920
 1,000    Harrison Cnty, MS Wastewtr Mgmt Dist Rev
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd).....................................  8.500    02/01/13        1,307,320
                                                                          --------------
                                                                               7,311,986
                                                                          --------------
          MISSOURI  1.4%
 1,000    Cass Cnty, MO Ctfs Partn (FGIC Insd)......  5.000    04/01/18          981,100
 1,170    Mehlville, MO Sch Dist No R-9 Ctfs Partn
          Ser A (FSA Insd)..........................  5.500    03/01/16        1,223,223
 1,225    Mehlville, MO Sch Dist No R-9 Ctfs Partn
          Ser A (FSA Insd)..........................  5.500    03/01/17        1,272,640
 4,585    Missouri St Hlth & Ed Fac Auth (MBIA
          Insd).....................................  6.250    06/01/16        4,701,688
 5,350    O'Fallon, MO Ctfs Partn Cop's (MBIA
          Insd).....................................  4.750    11/01/22        4,908,892
 3,700    St. Louis, MO Muni Fin Corp Lease Rev City
          Justice Ctr Ser A Rfdg (AMBAC Insd).......  4.750    02/15/17        3,541,714
                                                                          --------------
                                                                              16,629,257
                                                                          --------------
          NEBRASKA  0.8%
 2,170    Omaha, NE Arpt Auth Arpt Rev Facs Rfdg
          (FSA Insd)................................  5.500    01/01/11        2,278,196
 2,235    Omaha, NE Arpt Auth Arpt Rev Facs Rfdg
          (FSA Insd)................................  5.500    01/01/12        2,331,820
 2,300    Omaha, NE Arpt Auth Arpt Rev Facs Rfdg
          (FSA Insd)................................  5.500    01/01/13        2,387,998
 1,925    Omaha, NE Arpt Auth Arpt Rev Facs Rfdg
          (FSA Insd)................................  5.500    01/01/14        1,986,234
                                                                          --------------
                                                                               8,984,248
                                                                          --------------
          NEVADA  1.5%
 2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser C Rfdg (AMBAC Insd)...................  7.200    10/01/22        2,083,140
10,000    Director St, NV Dept Business & Ind Las
          Vegas Monorail Proj First Tier (AMBAC
          Insd).....................................  5.625    01/01/32       10,133,900

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          NEVADA (CONTINUED)
$1,035    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............  4.700%   09/01/07   $    1,059,240
 1,000    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............  4.750    09/01/08        1,021,290
 2,000    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............  4.800    09/01/09        2,034,800
 1,530    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............  4.875    09/01/10        1,553,975
                                                                          --------------
                                                                              17,886,345
                                                                          --------------
          NEW HAMPSHIRE  0.3%
 2,500    New Hampshire St Tpk Sys Rev Ser C Rfdg
          (Inverse Fltg) (FGIC Insd)................ 11.984    11/01/17        3,043,750
                                                                          --------------

          NEW JERSEY  4.3%
 3,625    Morristown, NJ Rfdg (FSA Insd)............  6.400    08/01/14        3,966,729
10,000    New Jersey St Tpk Auth Tpk Rev Ser A (MBIA
          Insd).....................................  6.000    01/01/12       11,110,700
12,400    New Jersey St Trans Corp Ctfs Fed Tran
          Admin Grants Ser A (AMBAC Insd)...........  5.875    09/15/12       13,450,156
 6,040    New Jersey St Trans Tr Fd Trans Sys Ser A
          (FSA Insd)................................  5.500    06/15/12        6,491,369
 1,425    New Jersey St Trans Tr Fd Trans Sys Ser B
          (AMBAC Insd)..............................  5.000    06/15/13        1,459,114
 4,000    New Jersey St Trans Tr Fd Trans Sys Ser B
          (MBIA Insd)...............................  6.000    12/15/17        4,403,120
 8,715    New Jersey St Trans Tr Fd Trans Sys Ser C
          (FSA Insd)................................  5.500    12/15/11        9,454,816
                                                                          --------------
                                                                              50,336,004
                                                                          --------------
          NEW YORK  2.5%
 3,095    Long Island Pwr Auth, NY Elec Sys Rev Gen
          Ser A (FSA Insd)..........................  5.125    12/01/16        3,119,451
 4,350    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd).....  6.375    11/15/14        4,755,899
15,000    New York City Muni Wtr Fin Auth Ser B
          (MBIA Insd)...............................  5.500    06/15/27       15,207,300
    15    New York St Med Care Fac Fin Agy Rev
          (Prerefunded @ 08/15/04) (FSA Insd).......  6.500    08/15/15           16,561

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          NEW YORK (CONTINUED)
$3,040    New York St Twy Auth Hwy & Brdg Tr Fd Ser
          A (AMBAC Insd)............................  5.250%   04/01/13   $    3,134,270
 3,275    Triborough Brdg & Tunl Auth NY Spl Oblig
          Ser A Rfdg (MBIA Insd)....................  5.125    01/01/16        3,334,900
                                                                          --------------
                                                                              29,568,381
                                                                          --------------
          NORTH CAROLINA  0.1%
 1,250    Franklin Cnty, NC Ctfs Partn Jail & Sch
          Proj (Prerefunded @ 06/01/04) (FGIC
          Insd).....................................  6.625    06/01/14        1,368,588
                                                                          --------------

          NORTH DAKOTA  0.9%
 5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope
          Vly Station Rfdg (AMBAC Insd).............  7.200    06/30/13        5,976,750
 5,000    Oliver Cnty, ND Pollutn Ctl Rev Square
          Butte Elec Co-op Ser A Rfdg (AMBAC
          Insd).....................................  5.300    01/01/27        4,921,650
                                                                          --------------
                                                                              10,898,400
                                                                          --------------
          OHIO  0.2%
 1,500    Hamilton Cnty, OH Swr Sys Rev Ser A Impt &
          Rfdg (MBIA Insd)..........................  5.250    12/01/18        1,511,775
 2,000    Pickerington, OH Loc Sch Dist Cap Apprec
          Sch Fac Contr (FGIC Insd).................   *       12/01/13        1,101,600
                                                                          --------------
                                                                               2,613,375
                                                                          --------------
          OKLAHOMA  2.4%
 1,355    Jenks, OK Aquarium Auth Rev First Mtg
          (MBIA Insd)...............................  6.000    07/01/20        1,447,533
11,000    McAlester, OK Pub Wks Auth Util Sys Rev
          (FSA Insd)................................   *       02/01/30        2,138,400
 2,100    Midwest City, OK Muni Auth (FSA Insd).....  5.150    06/01/15        2,123,877
 5,660    Mustang, OK Impt Auth Util Rev (FSA
          Insd).....................................  5.800    10/01/30        5,937,736
 2,020    Oklahoma City, OK Arpt Trust Jr Lien 27th
          Ser A (FSA Insd)..........................  5.000    07/01/17        1,966,228
 4,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg
          (FSA Insd)................................  5.750    07/01/30        4,158,320
 2,000    Tulsa, OK Cmnty College Rev (AMBAC Insd)..  5.500    07/01/22        2,042,400
 8,260    Tulsa, OK Tulsa Indl Auth Rev Univ Of
          Tulsa Ser A (MBIA Insd)...................  5.375    10/01/31        8,223,573
                                                                          --------------
                                                                              28,038,067
                                                                          --------------
          OREGON  2.6%
 1,000    Jackson Cnty, OR Sch Dist No 0 (FSA
          Insd).....................................  5.500    06/15/16        1,045,870
 4,815    Oregon St Dept Admin Ser B (FSA Insd).....  5.250    04/01/15        4,936,723

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          OREGON (CONTINUED)
$5,070    Oregon St Dept Admin Ser B Rfdg (MBIA
          Insd).....................................  5.250%   05/01/12   $    5,314,678
 4,835    Oregon St Dept Admin Ser B Rfdg (MBIA
          Insd).....................................  5.250    05/01/17        4,885,719
10,835    Oregon St Dept Admin Ser C Rfdg (MBIA
          Insd).....................................  5.250    11/01/16       11,025,588
 1,650    Portland, OR Arpt Rev Ser 15 Intl Arpt Ser
          A Rfdg (FGIC Insd)........................  5.000    07/01/13        1,669,025
 1,215    Portland, OR Arpt Rev Ser 15 Intl Arpt Ser
          A Rfdg (FGIC Insd)........................  5.000    07/01/14        1,218,293
                                                                          --------------
                                                                              30,095,896
                                                                          --------------
          PENNSYLVANIA  3.4%
 5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd
          Hlth Sys Ser A (MBIA Insd)................  6.500    11/15/30        5,391,750
 4,875    Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (Escrowed to
          Maturity) (AMBAC Insd)....................  5.625    08/15/26        4,995,266
10,000    Allegheny Cnty, PA San Auth Swr Rfdg (MBIA
          Insd).....................................  5.375    12/01/17       10,270,000
 1,000    Lehigh Cnty, PA Gen Purp Auth Rev Hosp
          Lehigh Vy Hosp Ser A (AMBAC Insd).........  6.400    11/01/21        1,038,550
 6,000    Lycoming Cnty, PA Auth College Rev PA
          College of Technology (AMBAC Insd)........  5.350    07/01/26        5,987,340
 1,375    Pennsylvania St Higher Ed Fac Auth Rev St
          Sys Higher Ed Ser P (AMBAC Insd)..........  5.000    12/15/16        1,368,524
 1,520    Philadelphia, PA Gas Wks Rev 14th Ser (FSA
          Insd).....................................  6.375    07/01/14        1,611,063
   730    Philadelphia, PA Gas Wks Rev 14th Ser
          (Prerefunded @ 07/01/03) (FSA Insd).......  6.375    07/01/14          779,750
 2,000    Philadelphia, PA Sch Dist Ser A (FSA
          Insd).....................................  5.500    02/01/26        2,012,680
 5,985    Philadelphia, PA Wtr & Wastewtr Rev (FSA
          Insd).....................................  5.000    06/15/16        5,927,544
                                                                          --------------
                                                                              39,382,467
                                                                          --------------
          SOUTH CAROLINA  0.9%
 9,665    South Carolina St Pub Svc Auth Ser B (FSA
          Insd).....................................  5.375    01/01/18        9,840,516
                                                                          --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          SOUTH DAKOTA  2.4%
$1,585    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd).....................................  5.500%   06/01/12   $    1,682,763
12,000    Sioux Falls, SD Sales Tax Rev (Prerefunded
          @ 11/15/03) (AMBAC Insd)..................  5.450    11/15/14       12,754,320
 1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
          (AMBAC Insd)..............................  5.500    11/15/12        1,065,420
 1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
          (AMBAC Insd)..............................  5.500    11/15/14        1,054,480
 5,205    South Dakota St Lease Rev Trust Ctfs Ser A
          (FSA Insd)................................  6.625    09/01/12        6,053,467
 4,000    South Dakota St Lease Rev Trust Ctfs Ser A
          (FSA Insd)................................  6.700    09/01/17        4,724,400
                                                                          --------------
                                                                              27,334,850
                                                                          --------------
          TENNESSEE  0.6%
 1,000    Putnam Cnty, TN Rfdg (FGIC Insd)..........  5.250    04/01/18        1,027,870
 5,500    Tennergy Corp, TN Gas Rev (MBIA Insd).....  4.125    06/01/09        5,382,685
                                                                          --------------
                                                                               6,410,555
                                                                          --------------
          TEXAS  9.5%
 2,060    Alamo, TX Cmnty College Dist Combined Fee
          Rfdg (FSA Insd)...........................  5.000    11/01/22        1,949,193
13,645    Austin, TX Util Sys Rev Rfdg (FSA Insd)...  5.000    11/15/11       13,881,877
12,500    Austin, TX Util Sys Rev Ser A Rfdg (MBIA
          Insd).....................................   *       11/15/10        8,279,875
 5,000    Brazos River Auth, TX Rev Houston Ind Inc
          Proj Ser C (AMBAC Insd)...................  5.125    05/01/19        4,866,550
15,400    Dallas Cnty, TX Util & Reclamation Dist
          Ser B Rfdg (AMBAC Insd)...................  5.875    02/15/29       15,841,518
 5,000    El Paso, TX Ctfs Oblig (FSA Insd).........  5.750    08/15/25        5,107,300
 1,135    Galveston, TX Rfdg (AMBAC Insd)...........  5.250    05/01/23        1,112,958
 3,000    Harris Cnty, TX Toll Rd Sr Lien Rfdg
          (FGIC Insd)...............................  5.000    08/15/16        2,950,020
 4,915    Harris Cnty, TX Toll Rd Sr Lien Rfdg (MBIA
          Insd).....................................  5.125    08/15/17        4,894,554
 1,000    Harris Cnty-Houston, TX Sports Sr Lien Ser
          A Rfdg (MBIA Insd)........................  5.250    11/15/26          967,080
 2,000    Houston, TX Pub Impt Ser B Rfdg (FSA
          Insd).....................................  5.500    03/01/18        2,045,900
12,400    Houston, TX Wtr & Swr Sys Rev Cap Apprec
          Ser A Rfdg (FSA Insd).....................   *       12/01/20        4,291,640
 3,500    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
          A Rfdg (FSA Insd).........................  5.500    12/01/17        3,593,485

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          TEXAS (CONTINUED)
$1,790    Laredo, TX Cmnty College Dist Combined Fee
          Rev Bldg Rfdg (AMBAC Insd)................  5.300%   08/01/26   $    1,743,317
 1,000    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd).....................................   *       03/01/16          462,180
 1,305    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd).....................................   *       03/01/17          563,225
 1,000    San Antonio, TX Indpt Sch Dist Pub Fac
          Corp Lease Rev (AMBAC Insd)...............  5.850    10/15/10        1,064,840
 1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth
          Sys Rev Ser B (Escrowed to Maturity) (FGIC
          Insd).....................................  5.000    09/01/15        1,792,823
 3,265    Texas St Tpk Auth Dallas Northtwy Rev
          George Bush Tpk (MBIA Insd)...............  5.000    01/01/16        3,212,140
32,855    Texas St Tpk Auth Dallas Northtwy Rev
          George Bush Tpk (FGIC Insd)...............  5.250    01/01/23       32,221,227
                                                                          --------------
                                                                             110,841,702
                                                                          --------------
          UTAH  0.9%
   710    Provo, UT Elec Rev 1984 Ser A Rfdg
          (Escrowed to Maturity) (AMBAC Insd)....... 10.375    09/15/15          976,499
 6,835    Utah St Muni Fin Co-op Loc Govt Rev Pool
          Cap Salt Lake (FSA Insd)..................   *       03/01/09        4,954,760
 4,440    West Vy City, UT Muni Bldg Lease Rev Ser A
          Rfdg (AMBAC Insd).........................  4.750    04/15/19        4,160,902
                                                                          --------------
                                                                              10,092,161
                                                                          --------------
          VIRGINIA  0.6%
 4,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)....  6.800    03/01/14        4,338,360
 2,400    Virginia St Hsg Dev Auth Comwlth Mtg Ser J
          Subser J-1 (MBIA Insd)....................  5.200    07/01/19        2,393,040
                                                                          --------------
                                                                               6,731,400
                                                                          --------------
          WASHINGTON  6.2%
 1,930    Clark Cnty, WA Pub Util Dist No 001 Elec
          Rev Rfdg (AMBAC Insd).....................  5.500    01/01/12        2,044,160
 2,990    Clark Cnty, WA Pub Util Dist No 001 Wtr
          Rev (FSA Insd)............................  5.125    01/01/20        2,938,452
11,340    Energy Northwest WA Elec Rev Columbia
          Generating Ser A Rfdg (FSA Insd)..........  5.500    07/01/17       11,620,438
 4,500    Energy Northwest WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd).........................  5.500    07/01/17        4,611,285
14,500    Energy Northwest WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd).........................  5.500    07/01/18       14,789,130

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          WASHINGTON (CONTINUED)
$5,000    Energy Northwest, WA Elec Rev Proj No 3
          Ser B Rfdg (FSA Insd) (a).................  6.000%   07/01/16   $    5,424,200
 2,335    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser C Rfdg
          (AMBAC Insd)..............................  6.000    01/01/17        2,457,634
 1,025    Grant Cnty, WA Pub Util Dist No 2 Wanapum
          Hydro Elec Rev Second Ser C Rfdg (AMBAC
          Insd).....................................  6.000    01/01/17        1,078,833
 3,335    Mason Cnty, WA Sch Dist (FGIC Insd).......  5.125    12/01/20        3,275,770
   350    Pierce Cnty, WA Swr Rev Ser A (Escrowed to
          Maturity) (MBIA Insd).....................  9.000    02/01/05          401,765
 5,000    Port Seattle, WA Rev Ser A (FGIC Insd)....  5.000    04/01/31        4,643,050
 3,500    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg
          (FSA Insd)................................  5.500    03/01/17        3,590,405
 2,000    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg
          (FSA Insd)................................  5.500    03/01/18        2,043,040
 1,965    Tacoma, WA Solid Waste Util Rev Rfdg
          (AMBAC Insd)..............................  5.375    12/01/18        1,981,074
 2,075    Tacoma, WA Solid Waste Util Rev Rfdg
          (AMBAC Insd)..............................  5.375    12/01/19        2,084,151
 4,200    Tacoma, WA Solid Waste Util Rev Rfdg
          (AMBAC Insd)..............................  5.250    12/01/20        4,152,876
 3,090    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Ser A Rfdg (AMBAC Insd).....  5.700    07/01/09        3,288,718
 2,000    Washington St Ser R 99A Rfdg (FGIC
          Insd).....................................  5.000    01/01/17        1,966,060
                                                                          --------------
                                                                              72,391,041
                                                                          --------------
          WEST VIRGINIA  0.2%
 1,780    West Virginia Econ Dev Auth Lease Rev
          Correctional Juvenile & Pub-A (MBIA
          Insd).....................................  5.500    06/01/19        1,826,974
                                                                          --------------

          WISCONSIN  1.7%
 2,325    Appleton, WI Wtrwks Rev Rfdg (FGIC
          Insd).....................................  5.375    01/01/18        2,347,646
 1,505    Oak Creek Franklin, WI Jt Sch Dist Rfdg
          (FGIC Insd)...............................  5.500    04/01/17        1,550,782
 1,635    Oak Creek Franklin, WI Jt Sch Dist Rfdg
          (FGIC Insd)...............................  5.500    04/01/19        1,670,512
 1,350    Plover, WI Wtr Sys Rev (AMBAC Insd).......  5.400    12/01/16        1,381,631
 1,500    Plover, WI Wtr Sys Rev (AMBAC Insd).......  5.500    12/01/18        1,533,300
 1,270    Racine, WI Wtrwks Rev Sys Mtg (MBIA
          Insd).....................................  5.250    09/01/14        1,302,703

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          WISCONSIN (CONTINUED)
$1,405    Racine, WI Wtrwks Rev Sys Mtg (MBIA
          Insd).....................................  5.250%   09/01/16   $    1,420,034
 3,950    Two Rivers, WI Pub Sch Dist Rfdg (FSA
          Insd).....................................  6.000    03/01/18        4,225,671
 3,920    University of Wisconsin Hosp & Clinics
          Auth Rev (FSA Insd).......................  6.200    04/01/29        4,200,554
                                                                          --------------
                                                                              19,632,833
                                                                          --------------
          WYOMING  0.2%
 2,000    Laramie Cnty, WY Hosp Rev Mem Hosp Proj
          (AMBAC Insd)..............................  6.700    05/01/12        2,091,840
                                                                          --------------

          PUERTO RICO  0.3%
 3,000    Puerto Rico Indl Tourist Ed Med &
          Environmental Ctl Fac Hosp Aux (MBIA
          Insd).....................................  6.250    07/01/16        3,233,520
                                                                          --------------
TOTAL LONG-TERM INVESTMENTS  95.9%
  (Cost $1,075,354,582)................................................    1,114,210,778
SHORT-TERM INVESTMENTS  4.2%
  (Cost $49,410,000)...................................................       49,410,000
                                                                          --------------

TOTAL INVESTMENTS  100.1%
  (Cost $1,124,764,582)................................................    1,163,620,778
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)..........................       (1,613,545)
                                                                          --------------

NET ASSETS  100.0%.....................................................   $1,162,007,233
                                                                          ==============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

AMBAC--AMBAC Indemnity Corp.
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $1,124,764,582).....................  $1,163,620,778
Cash........................................................          57,909
Receivables:
  Interest..................................................      15,382,140
  Investments Sold..........................................      14,777,826
  Fund Shares Sold..........................................         394,770
Other.......................................................         155,394
                                                              --------------
    Total Assets............................................   1,194,388,817
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      27,635,846
  Fund Shares Repurchased...................................       2,014,761
  Income Distributions......................................       1,150,907
  Distributor and Affiliates................................         629,427
  Investment Advisory Fee...................................         507,910
Accrued Expenses............................................         240,621
Trustees' Deferred Compensation and Retirement Plans........         202,112
                                                              --------------
    Total Liabilities.......................................      32,381,584
                                                              --------------
NET ASSETS..................................................  $1,162,007,233
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,120,195,662
Net Unrealized Appreciation.................................      38,856,196
Accumulated Net Realized Gain...............................       3,204,244
Accumulated Undistributed Net Investment Income.............        (248,869)
                                                              --------------
NET ASSETS..................................................  $1,162,007,233
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,098,967,049 and 60,005,073 shares of
    beneficial interest issued and outstanding).............  $        18.31
    Maximum sales charge (4.75%* of offering price).........             .91
                                                              --------------
    Maximum offering price to public........................  $        19.22
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $49,596,623 and 2,710,565 shares of
    beneficial interest issued and outstanding).............  $        18.30
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,443,561 and 735,224 shares of
    beneficial interest issued and outstanding).............  $        18.28
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 31,324,013
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,031,267
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,358,128, $250,762 and $63,769,
  respectively).............................................     1,672,659
Shareholder Services........................................       415,718
Legal.......................................................        45,448
Custody.....................................................        37,652
Trustees' Fees and Related Expenses.........................        14,456
Other.......................................................       247,608
                                                              ------------
    Total Expenses..........................................     5,464,808
    Less Credits Earned on Cash Balances....................        25,381
                                                              ------------
    Net Expenses............................................     5,439,427
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 25,884,586
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  4,693,729
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    71,891,747
  End of the Period.........................................    38,856,196
                                                              ------------
Net Unrealized Depreciation During the Period...............   (33,035,551)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(28,341,822)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (2,457,236)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2002     SEPTEMBER 30, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $   25,884,586       $   52,656,337
Net Realized Gain................................       4,693,729           28,347,885
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (33,035,551)          32,333,957
                                                   --------------       --------------
Change in Net Assets from Operations.............      (2,457,236)         113,338,179
                                                   --------------       --------------

Distributions from Net Investment Income:
  Class A Shares.................................     (25,253,554)         (52,689,287)
  Class B Shares.................................        (925,304)          (1,795,935)
  Class C Shares.................................        (235,425)            (303,030)
                                                   --------------       --------------
                                                      (26,414,283)         (54,788,252)
                                                   --------------       --------------

Distributions from Net Realized Gain:
  Class A Shares.................................     (26,330,149)                 -0-
  Class B Shares.................................      (1,162,430)                 -0-
  Class C Shares.................................        (298,525)                 -0-
                                                   --------------       --------------
                                                      (27,791,104)                 -0-
                                                   --------------       --------------
Total Distributions..............................     (54,205,387)         (54,788,252)
                                                   --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (56,662,623)          58,549,927
                                                   --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     108,144,815          118,855,941
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      41,998,938           39,363,000
Cost of Shares Repurchased.......................    (121,519,111)        (161,702,324)
                                                   --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      28,624,642           (3,483,383)
                                                   --------------       --------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     (28,037,981)          55,066,544
NET ASSETS:
Beginning of the Period..........................   1,190,045,214        1,134,978,670
                                                   --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($248,869) and ($471,954), respectively).......  $1,162,007,233       $1,190,045,214
                                                   ==============       ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX                                         NINE
                              MONTHS                                      MONTHS       YEAR
                              ENDED        YEAR ENDED SEPTEMBER 30,        ENDED      ENDED
CLASS A SHARES               MAR. 31,   ------------------------------   SEPT. 30,   DEC. 31,
                             2002 (A)     2001       2000       1999       1998        1997
                             ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $  19.22   $  18.27   $  18.08   $  19.96   $  19.63    $  19.24
                             --------   --------   --------   --------   --------    --------
  Net Investment Income....       .41        .86        .91        .91        .71         .97
  Net Realized and
    Unrealized Gain/Loss...      (.46)       .98        .17      (1.64)       .37         .55
                             --------   --------   --------   --------   --------    --------
Total from Investment
  Operations...............      (.05)      1.84       1.08       (.73)      1.08        1.52
                             --------   --------   --------   --------   --------    --------
Less:
  Distributions from Net
    Investment Income......       .42        .89        .88        .92        .72         .97
  Distributions from Net
    Realized Gain..........       .44        -0-        .01        .23        .03         .16
                             --------   --------   --------   --------   --------    --------
  Total Distributions......       .86        .89        .89       1.15        .75        1.13
                             --------   --------   --------   --------   --------    --------
NET ASSET VALUE, END OF THE
  PERIOD...................  $  18.31   $  19.22   $  18.27   $  18.08   $  19.96    $  19.63
                             ========   ========   ========   ========   ========    ========

Total Return (b)...........    -0.25%*    10.28%      6.13%     -3.80%      5.61%*      8.19%
Net Assets at End of the
  Period (In millions).....  $1,099.0   $1,129.6   $1,086.6   $1,178.3   $1,353.9    $1,283.5
Ratio of Expenses to
  Average Net Assets.......      .87%       .90%       .90%       .92%       .90%        .92%
Ratio of Net Investment
  Income to Average Net
  Assets...................     4.36%      4.55%      5.10%      4.77%      4.85%       5.07%
Portfolio Turnover.........       27%*       80%        69%        92%        62%*        82%

* Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net asset from 4.33% to 4.36%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                                   NINE
                                    MONTHS                                MONTHS       YEAR
                                    ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS B SHARES                     MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                   2002 (A)    2001     2000     1999      1998        1997
                                   ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $19.20    $18.26   $18.08   $19.96    $19.63      $19.24
                                    ------    ------   ------   ------    ------      ------
  Net Investment Income..........      .34       .70      .78      .76       .60         .82
  Net Realized and Unrealized
    Gain/Loss....................     (.45)      .99      .15    (1.64)      .37         .55
                                    ------    ------   ------   ------    ------      ------
Total from Investment
  Operations.....................     (.11)     1.69      .93     (.88)      .97        1.37
                                    ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income............      .35       .75      .74      .77       .61         .82
  Distributions from Net Realized
    Gain.........................      .44       -0-      .01      .23       .03         .16
                                    ------    ------   ------   ------    ------      ------
Total Distributions..............      .79       .75      .75     1.00       .64         .98
                                    ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $18.30    $19.20   $18.26   $18.08    $19.96      $19.63
                                    ======    ======   ======   ======    ======      ======

Total Return (b).................   -0.58%*    9.42%    5.25%   -4.60%     5.07%*      7.36%
Net Assets at End of the Period
  (In millions)..................   $ 49.6    $ 49.2   $ 43.0   $ 56.8    $ 71.9      $ 70.1
Ratio of Expenses to Average Net
  Assets.........................    1.63%     1.69%    1.68%    1.68%     1.66%       1.69%
Ratio of Net Investment Income to
  Average Net Assets.............    3.60%     3.76%    4.34%    3.99%     4.08%       4.29%
Portfolio Turnover...............      27%*      80%      69%      92%       62%*        82%

* Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average and net asset from 3.57% to 3.60%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                                   NINE
                                    MONTHS                                MONTHS       YEAR
                                    ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS C SHARES                     MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                   2002 (A)    2001     2000     1999      1998        1997
                                   ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $19.19    $18.25   $18.08   $19.95    $19.63      $19.24
                                    ------    ------   ------   ------    ------      ------
  Net Investment Income..........      .34       .69      .79      .76       .60         .82
  Net Realized and Unrealized
    Gain/Loss....................     (.46)     1.00      .13    (1.63)      .37         .55
                                    ------    ------   ------   ------    ------      ------
Total from Investment
  Operations.....................     (.12)     1.69      .92     (.87)      .97        1.37
                                    ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income............      .35       .75      .74      .77       .61         .82
  Distributions from Net Realized
    Gain.........................      .44       -0-      .01      .23       .04         .16
                                    ------    ------   ------   ------    ------      ------
Total Distributions..............      .79       .75      .75     1.00       .65         .98
                                    ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $18.28    $19.19   $18.25   $18.08    $19.95      $19.63
                                    ======    ======   ======   ======    ======      ======

Total Return (b).................   -0.58%*    9.42%    5.19%   -4.55%     5.02%*      7.36%
Net Assets at End of the Period
  (In millions)..................   $ 13.4    $ 11.2   $  5.4   $  8.3    $  6.8      $  5.6
Ratio of Expenses to Average Net
  Assets.........................    1.63%     1.65%    1.68%    1.68%     1.66%       1.69%
Ratio of Net Investment Income to
  Average Net Assets.............    3.60%     3.80%    4.35%    3.99%     4.06%       4.29%
Portfolio Turnover...............      27%*      80%      69%      92%       62%*        82%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net asset from 3.57% to 3.60%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2002, the Fund had $24,454,897 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $752,782 increase in cost of securities and a corresponding $752,782 decrease in net unrealized appreciation based on securities held by the Fund on October 1, 2001.

    The effect of this change for the six months ended March 31, 2002 was to increase net investment income by $171,996; decrease net unrealized appreciation by $125,414, and decrease net realized gains by $46,582. The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund utilized its capital loss carryforward of $1,991,890.

    At March 31, 2002, for federal income tax purposes, cost of long- and short-term investments is $1,123,886,386; the aggregate gross unrealized appreciation is $49,240,745 and the aggregate gross unrealized depreciation is $9,506,353, resulting in net unrealized appreciation on long- and short-term investments of $39,734,392.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six months ended March 31, 2002, the Fund's custody fee was reduced by $25,381 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .525%
Next $500 million...........................................       .500%
Next $500 million...........................................       .475%
Over $1.5 billion...........................................       .450%

    For the six months ended March 31, 2002, the Fund recognized expenses of approximately $26,100 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The advisor allocates the cost of such services to each fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $66,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $334,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $142,794 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $1,053,678,543, $52,036,737 and
$14,480,382 for Classes A, B and C, respectively. For the six months ended March 31, 2002, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,168,972    $  98,295,191
  Class B................................................     339,290        6,413,504
  Class C................................................     181,572        3,436,120
                                                           ----------    -------------
Total Sales..............................................   5,689,834    $ 108,144,815
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   2,166,910    $  40,206,866
  Class B................................................      77,576        1,436,256
  Class C................................................      19,233          355,816
                                                           ----------    -------------
Total Dividend Reinvestment..............................   2,263,719    $  41,998,938
                                                           ==========    =============
Repurchases:
  Class A................................................  (6,117,764)   $(115,547,030)
  Class B................................................    (266,594)      (5,005,783)
  Class C................................................     (51,655)        (966,298)
                                                           ----------    -------------
Total Repurchases........................................  (6,436,013)   $(121,519,111)
                                                           ==========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    At September 30, 2001, capital aggregated $1,030,723,516, $49,192,760 and
$11,654,744 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,044,693    $  95,170,346
  Class B................................................     909,860       17,262,583
  Class C................................................     339,430        6,423,012
                                                           ----------    -------------
Total Sales..............................................   6,293,983    $ 118,855,941
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   2,015,361    $  38,165,436
  Class B................................................      53,346        1,009,926
  Class C................................................       9,902          187,638
                                                           ----------    -------------
Total Dividend Reinvestment..............................   2,078,609    $  39,363,000
                                                           ==========    =============
Repurchases:
  Class A................................................  (7,741,602)   $(146,276,228)
  Class B................................................    (758,254)     (14,306,069)
  Class C................................................     (59,426)      (1,120,027)
                                                           ----------    -------------
Total Repurchases........................................  (8,559,282)   $(161,702,324)
                                                           ==========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2002 and year ended September 31, 2001, 44,134 and 404,147 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2002 and year ended September 31, 2001, no Class C Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

for Class B and Class C Shares will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                            --------------------------
YEAR OF REDEMPTION                                          CLASS B            CLASS C
First.....................................................   4.00%              1.00%
Second....................................................   3.75%               None
Third.....................................................   3.50%               None
Fourth....................................................   2.50%               None
Fifth.....................................................   1.50%               None
Sixth.....................................................   1.00%               None
Seventh and Thereafter....................................    None               None

    For the six months ended March 31, 2002, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $87,200 and CDSC on redeemed shares of approximately $53,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $320,745,603 and $316,246,640, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

floating rate rises, the coupon is reduced. Conversely as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended March 31, 2002, are payments retained by Van Kampen of approximately $349,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $36,500.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
32, 332, 532                                                   Member NASD/SIPC.
TFIN SAR 5/02                                                    5560E02-AP-5/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                              TOP FIVE STATES       7
                             TOP FIVE SECTORS       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      35
                NOTES TO FINANCIAL STATEMENTS      41

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      48
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      49

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2002)

                                          A SHARES   B SHARES   C SHARES
----------------------------------------------------------------------------
Six-month total return based on NAV(1)      0.15%     -0.23%     -0.23%
----------------------------------------------------------------------------
Six-month total return(2)                  -4.60%     -4.12%     -1.20%
----------------------------------------------------------------------------
One-year total return(2)                   -1.96%     -1.73%      1.19%
----------------------------------------------------------------------------
Five-year average annual total
return(2)                                   2.71%      2.68%      2.92%
----------------------------------------------------------------------------
Ten-year average annual total return(2)     4.24%        N/A        N/A
----------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                   6.29%      4.22%(3)   3.67%
----------------------------------------------------------------------------
Commencement date                         6/28/85    4/30/93    8/13/93
----------------------------------------------------------------------------
Distribution rate(4)                        5.23%      4.72%      4.72%
----------------------------------------------------------------------------
Taxable-equivalent distribution rate(5)     8.52%      7.69%      7.69%
----------------------------------------------------------------------------
SEC Yield(6)                                5.86%      5.39%      5.39%
----------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 38.6%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2002.

    A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2002
- AAA/Aaa............  13.5%   [PIE CHART]
- AA/Aa..............   2.4%
- A/A................   7.0%
- BBB/Baa............   5.3%
- BB/Ba..............   3.9%
- B/B................   1.4%
- Non-Rated..........  66.5%
As of September 30, 2001
- AAA/Aaa............  15.8%   [PIE CHART]
- AA/Aa..............   2.8%
- A/A................   7.8%
- BBB/Baa............   4.7%
- BB/Ba..............   2.6%
- B/B................   1.2%
- Non-Rated..........  65.1%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2002)
[BAR GRAPH]

10/01                                                                            0.062
-----                                                                            -----
11/01                                                                            0.062
12/01                                                                            0.059
1/02                                                                             0.059
2/02                                                                             0.059
3/02                                                                             0.059

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--March 31, 2002)

Illinois                                                    10.1%
---------------------------------------------------------------------
Texas                                                        9.9%
---------------------------------------------------------------------
Florida                                                      9.4%
---------------------------------------------------------------------
Pennsylvania                                                 8.7%
---------------------------------------------------------------------
Massachusetts                                                5.5%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2002                   SEPTEMBER 30, 2001
                                                                       --------------                   ------------------
Other Care                                                                 26.00                              24.50
Industrial Revenue                                                         13.10                              12.90
Health Care                                                                11.60                              10.90
Tax District                                                               10.10                               8.80
Multi-Family Housing                                                        8.60                              11.60

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed. Securities are classified by sectors that represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S MUNICIPAL TEAM. CURRENT MEMBERS OF THE TEAM(1) INCLUDE DENNIS S. PIETRZAK, EXECUTIVE DIRECTOR; WAYNE D. GODLIN, EXECUTIVE DIRECTOR; AND JAMES D. PHILLIPS, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations for the future path of the economy as well as by municipal bond issuance patterns. Yields fell in October 2001 as investors turned to the perceived relative safety of bonds, only to rise in the last two months of that year on the consensus that an economic recovery was on the horizon and, with it, rising interest rates. Economic pressures on the market were compounded by a surge in municipal bond issuance; the resulting supply/demand imbalance helped push yields higher.

    Those concerns were moderated in the first quarter of 2002 by a general sentiment that the economic recovery might not be as strong as was initially anticipated. As a result, expectations for higher rates appeared to diminish, and many investors seemed to view the market as having been oversold. This brought investors back to the market and helped to offset heavy issuance. The market recovered some of its lost ground, though interest rates began to climb late in March in expectation of eventual interest rate hikes by the Federal Reserve.

    The high-yield segment of the market was challenged by spread widening across an array of sectors. Airport and airline bonds were particularly hard hit by the travel industry's woes in the wake of September 11. However, low supply relative to the investment-grade sector led to spread tightening in other selected high-yield sectors with improving fundamentals. Many of these sectors, such as infrastructure bonds, higher education, and healthcare provide essential services that can generate revenue even in uncertain economic times.

    The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0590 per Class A share translates to a distribution rate of 5.23 percent based on the fund's maximum offering price as of March 31, 2002. For the six-month period ended March 31, 2002, the fund generated a total return of 0.15 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 0.33 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   In keeping with our long-term
strategy, we sought to take advantage of the market's volatility by purchasing what we believe were attractively-priced securities that offered the total return characteristics we sought for the portfolio. We added opportunistically to the fund's high-yield holdings in an effort to capture the value of bonds that had been oversold. This strategy also sought to take advantage of issuance patterns, since historically many lower-quality issuers come to market at the end of the year. Our security selection process focused on compelling issues at the high end of the yield spectrum, and most of our purchases were rated BBB or BB+.

    We also made efforts to protect the fund from projects that were adversely affected by the economy's weakness. In some cases we worked with the issuers to restructure the debt in a more favorable manner. In others, we were able to sell the bonds at what we believed were attractive prices. We then reinvested the proceeds into high-yield bonds that we expect to be more productive for the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We believe that U.S. economic
indicators will continue to improve in the near term, however growth should be moderate. That said, we anticipate that the Federal Reserve will continue with its current neutral bias for some time, or will increase short-term rates only slightly.

    We anticipate that issuance of high-grade municipal securities should continue to be strong. We also believe that continued investor demand and compelling yields should make the high-yield part of the market attractive for investors.

    In our opinion, the performance of the equity markets is likely to continue to exert a strong influence on the municipal market. In times of volatility for equities, such as we have seen in recent years, investors have tended to prefer the perceived relative stability of bonds. Generally, a boost in demand for bonds helps shore up the market. We look for this behavior to continue for as long as stocks struggle with the possibility of diminished corporate earnings.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short maturities and long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  98.0%
          ALABAMA  1.4%
$1,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser C (AMBAC Insd).......................   5.750%   08/15/18   $  1,053,560
 2,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser C (AMBAC Insd).......................   5.375    08/15/23      2,008,280
 2,000    Alabama Wtr Pollutn Ctl Auth (AMBAC Insd)...   5.750    08/15/18      2,107,120
 2,500    Huntsville/Carlton Cove, AL Carlton Cove Inc
          Proj Ser A..................................   7.000    11/15/17      2,379,150
   240    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg (a) (b).....   6.950    01/01/20         36,035
 1,395    Valley, AL Spl Care Fac Fin Auth Rev Lanier
          Mem Hosp Ser A..............................   5.600    11/01/16      1,241,508
 2,050    Valley, AL Spl Care Fac Fin Auth Rev Lanier
          Mem Hosp Ser A..............................   5.650    11/01/22      1,740,491
 3,290    West Jefferson Cnty, AL Amusement & Pub Pk
          Auth (a)....................................   6.375    02/01/29        526,400
                                                                             ------------
                                                                               11,092,544
                                                                             ------------
          ALASKA  0.7%
 1,740    Alaska Indl Dev & Expt Auth Williams Lynxs
          AK Cargoport................................   7.800    05/01/14      1,726,411
 4,000    Juneau, AK City & Borough Rev Saint Anns
          Care Ctr Proj...............................   6.875    12/01/25      3,910,440
                                                                             ------------
                                                                                5,636,851
                                                                             ------------
          ARIZONA  2.7%
 1,000    Maricopa Cnty, AZ Indl Dev Auth AZ Charter
          Sch Proj 1 Ser A............................   6.625    07/01/20      1,010,240
 1,000    Maricopa Cnty, AZ Indl Dev Auth Horizon
          Cmnty Learning Ctr Proj 1 Ser A.............   7.125    06/01/10      1,040,630
 4,000    Maricopa Cnty, AZ Indl Dev Auth Multi-Family
          Hsg Rev Natl Hlth Fac II Proj B (c).........   6.625    07/01/33      3,632,680
 2,605    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev Christian Care Mesa Inc Proj A......   7.750    04/01/15      2,757,471
 2,700    Maricopa Cnty, AZ Uni Sch Dist No 41 Gilbert
          Cap Apprec Rfdg (FGIC Insd).................    *       01/01/08      2,092,014

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          ARIZONA (CONTINUED)
$1,500    Peoria, AZ Indl Dev Auth Rev Sierra Winds
          Life Ser A Rfdg.............................   6.500%   08/15/31   $  1,405,125
 1,355    Pima Cnty, AZ Indl Dev Auth Dev Radisson
          City Ctr Proj Rfdg, 144A (d) (e)............   7.000    12/02/12      1,355,000
 2,160    Pima Cnty, AZ Indl Dev Auth Multi-Family Rev
          (c).........................................   6.625    10/01/28      2,021,177
   520    Pima Cnty, AZ Indl Dev Auth Ser A...........   7.250    11/15/18        499,600
   500    Pima Cnty, AZ Indl Dev Auth Ser A...........   8.250    11/15/22        507,690
 1,830    Red Hawk Canyon Cmnty Fac Dist No 2 AZ Dist
          Assmt Rev...................................   6.500    12/01/12      1,844,494
 1,000    Tucson, AZ Indl Dev Auth Rev Clarion Santa
          Rita Hotel Ser A Rfdg (c)...................   6.375    12/01/16        893,430
 2,150    Tucson, AZ Multi-Family Rev Hsg Catalina
          Asstd Living Ser A..........................   6.500    07/01/31      1,994,082
                                                                             ------------
                                                                               21,053,633
                                                                             ------------
          ARKANSAS  0.3%
 2,000    Arkansas St Dev Fin Auth Hosp Rev WA Regl
          Med Ctr.....................................   7.250    02/01/20      2,077,100
                                                                             ------------

          CALIFORNIA  3.2%
 2,000    Abag Fin Auth For Nonprofit Corps CA Ctf
          Part........................................   6.375    11/15/28      1,843,040
 1,000    California Statewide Cmnty Dev Auth
          Multi-Family Rev Hsg Heritage Pointe Sr
          Apt.........................................   7.500    10/01/26        990,040
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (Escrowed to Maturity) (MBIA Insd)......    *       09/01/17      2,107,850
 2,500    Corona, CA Ctf Part Vista Hosp Sys Inc Ser C
          (a).........................................   8.375    07/01/11        931,250
 2,300    Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd)..........................    *       01/15/18        940,033
 2,705    Healdsburg, CA Ctf Part Nuestro Hosp Inc....   6.375    11/01/28      1,882,950
   950    Indio, CA Pub Fin Auth Rev Tax Increment....   6.500    08/15/27        982,670
 1,955    Lake Elsinore, CA Pub Fin Auth Loc Agy Rev
          Ser F.......................................   7.100    09/01/20      2,074,020
 1,750    Los Angeles, CA Regl Arpt Impt Corp Lease
          Rev Fac Sublease LA Intl Ser A-1 Rfdg (d)...   7.125    12/01/24      1,698,725
 3,075    Los Angeles, CA Regl Arpt Impt Corp Lease
          Rev Ser C (d)...............................   7.500    12/01/24      2,988,531
 1,500    Millbrae, CA Residential Fac Rev Magnolia of
          Millbrae Proj Ser A.........................   7.375    09/01/27      1,541,940

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    Perris, CA Cmnty Fac Dist Spl Tax No 01-2
          Ser A.......................................   6.375%   09/01/32   $    967,770
 2,000    San Jose, CA Multi-Family Hsg Rev Helzer
          Courts Apt Ser A, 144A (e)..................   6.400    12/01/41      1,919,440
 1,000    San Luis Obispo, CA Ctf Part Vista Hosp Sys
          Inc (a).....................................   8.375    07/01/29        372,500
 1,425    Simi Valley, CA Cmnty Dev Agy Coml Sycamore
          Plaza II Rfdg...............................   6.000    09/01/12      1,506,823
 1,965    Vallejo, CA Ctf Part Touro Univ.............   7.250    06/01/16      2,002,217
                                                                             ------------
                                                                               24,749,799
                                                                             ------------
          COLORADO  2.6%
 1,000    Colorado Ed & Cultural Facs Charter Sch
          Frontier Academy............................   7.250    06/01/20        984,500
 2,000    Colorado Hlth Fac Auth Rev Baptist Home Assn
          Ser A.......................................   6.375    08/15/24      1,550,040
 1,590    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj.................................   6.850    01/01/15      1,565,911
 1,060    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj.................................   7.050    01/01/19      1,046,527
 6,200    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj (Prerefunded @ 01/01/05)........   9.000    01/01/25      7,122,188
 2,500    Elk Valley, CO Pub Impt Fee Ser A...........   7.300    09/01/22      2,421,350
   795    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj Ser A..................................   6.750    10/01/14        736,528
 2,075    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj Ser A..................................   7.000    10/01/18      1,820,729
 4,059    Skyland Metro Dist, CO Gunnison Cnty Rfdg
          (Variable Rate Coupon)......................   8.250    12/01/08      2,668,858
                                                                             ------------
                                                                               19,916,631
                                                                             ------------
          CONNECTICUT  0.9%
 1,500    Connecticut St Dev Auth Indl Afco Cargo Bdl
          LLC Proj....................................   8.000    04/01/30      1,510,800
 2,980    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A (Prerefunded @ 09/01/07) (e)....   6.400    09/01/11      3,350,861
 2,000    Mohegan Tribe Indians CT Pub Impt Priority
          Dist........................................   6.250    01/01/31      2,012,820
                                                                             ------------
                                                                                6,874,481
                                                                             ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          DELAWARE  0.3%
$2,170    Wilmington, DE Multi-Family Rent Rev Hsg
          Electra Arms Sr Assoc Proj..................   6.250%   06/01/28   $  1,958,881
                                                                             ------------

          DISTRICT OF COLUMBIA  0.1%
 1,000    District of Columbia Rev Methodist Home
          Issue.......................................   6.000    01/01/29        834,730
    85    District of Columbia Ser A-1 (Escrowed to
          Maturity) (MBIA Insd).......................   6.500    06/01/10         97,233
                                                                             ------------
                                                                                  931,963
                                                                             ------------
          FLORIDA  9.2%
 4,135    Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Ctr.....................................  10.250    07/01/11      4,154,641
 1,750    Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Ctr Ser A...............................  10.250    07/01/11      1,758,312
 2,500    Fishhawk Cmnty Dev Dist of FL Spl Assmt
          Rev.........................................   6.650    05/01/07      2,520,675
 1,515    Fishhawk Cmnty Dev Dist of FL Spl Assmt
          Rev.........................................   7.625    05/01/18      1,620,262
 3,765    Florida Hsg Fin Corp Rev Hsg Beacon Hill Apt
          Ser C.......................................   6.610    07/01/38      3,516,096
 5,470    Florida Hsg Fin Corp Rev Hsg Cypress Trace
          Apt Ser G...................................   6.600    07/01/38      5,164,227
 3,000    Florida Hsg Fin Corp Rev Hsg Westbrook Apt
          Ser U-1.....................................   6.450    01/01/39      2,777,490
 4,940    Florida Hsg Fin Corp Rev Hsg Westchase Apt
          Ser B.......................................   6.610    07/01/38      4,697,891
 1,238    Heritage Harbor Cmnty Dev Dist FL Rev
          Recntl......................................   7.750    05/01/19      1,241,726
   950    Heritage Harbor Cmnty Dev Dist FL Rev Spl
          Assmt Ser A.................................   6.700    05/01/19        957,695
 2,000    Highlands Cnty, FL Hlth Fac Hosp Adventist/
          Sunbelt Ser A...............................   6.000    11/15/31      1,982,040
 1,500    Hillsborough Cnty, FL Hsg Fin Hsg Clipper
          Cove Apt Proj Ser A.........................   7.375    07/01/40      1,507,245
   910    Lake Saint Charles, FL Cmnty Dev Dist Spl
          Assmt Rev...................................   7.875    05/01/17        963,717
 3,625    Leon Cnty, FL Ed Fac Auth Rev Southgate
          Residence Hall Ser A Rfdg...................   6.750    09/01/28      3,247,529
 1,500    Marshall Creek Cmnty Dev FL Spl Assmt Ser
          B...........................................   6.750    05/01/07      1,523,370
 1,500    Miromar Lakes Cmnty Dev Dist Ser B..........   7.250    05/01/12      1,509,975

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          FLORIDA (CONTINUED)
$  985    Northern Palm Beach Cnty Dist FL Wtr Ctl &
          Impt Unit Dev 16 Rfdg.......................   7.500%   08/01/24   $  1,023,356
 2,050    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg...................   8.625    07/01/20      2,206,128
 2,250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg...................   8.750    07/01/26      2,407,297
 1,560    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys..........................   5.875    11/15/11      1,621,495
 1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys..........................   6.375    11/15/20      1,039,830
 2,000    Orange Cnty, FL Hlth Fac Auth Rev
          Westminster Cmnty Care......................   6.600    04/01/24      1,741,880
 2,395    Pinellas Cnty, FL Ed Fac Auth Rev College
          Harbor Proj Ser A...........................   8.250    12/01/21      2,431,428
 1,000    Pinellas Cnty, FL Ed Fac Auth Rev College
          Harbor Proj Ser A...........................   8.500    12/01/28      1,023,570
 1,000    Saddlebrook, FL Cmnty Ser A.................   6.900    05/01/33        980,480
 6,000    Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
          Sunnyside Pptys.............................   6.700    07/01/25      4,726,020
   860    Stoneybrook West Cmnty Dev Dist FL Spl Assmt
          Rev Ser B...................................   6.450    05/01/10        865,581
19,341    Sun N Lake of Sebring, FL Impt Dist Spl
          Assmt Ser A (a) (b) (f).....................  10.000    12/15/11      4,305,420
   780    Tampa Palms, FL Open Space & Trans Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj...............   8.500    05/01/17        822,916
 1,807    Tara Cmnty Dev Dist 1 FL Cap Impt Rev Ser
          B...........................................   6.750    05/01/10      1,821,944
 1,952    University Square Cmnty Dev Dist FL Cap Impt
          Rev.........................................   6.750    05/01/20      1,993,675
 1,179    Vista Lakes Cmnty Dev Dist FL Cap Impt Rev
          Ser B.......................................   6.350    05/01/05      1,181,063
 2,000    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg (Prerefunded @ 11/01/06)..........   7.625    11/01/26      2,332,140
                                                                             ------------
                                                                               71,667,114
                                                                             ------------
          GEORGIA  2.7%
 2,000    Americus Sumter Cnty, GA Hosp Auth Rev South
          GA Methodist Ser A Rfdg.....................   6.375    05/15/29      1,774,040
 2,000    Atlanta, GA Tax Alloc Atlantic Sta Proj.....   7.750    12/01/14      1,944,040
 2,460    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev John Eagan Proj Ser A......   6.750    07/01/30      2,381,428

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          GEORGIA (CONTINUED)
$2,750    De Kalb Cnty, GA Residential Care Fac Kings
          Bridge Ser A................................   8.250%   07/01/26   $  2,926,770
 1,500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj...........................   6.375    10/01/28      1,370,910
 4,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev Azalea Manor Proj Ser A.................   6.500    02/01/28      3,621,320
 2,000    Fulton Cnty, GA Residential Care Sr Lien Rha
          Asstd Living Ser A..........................   7.000    07/01/29      1,875,480
 1,000    Private Colleges & Univ Auth GA Mercer Hsg
          Corp Proj Ser A.............................   6.000    06/01/21        998,210
 2,930    Renaissance on Peachtree Unit Invt Tr Ctf GA
          Custody Ctf.................................  12.730    10/01/25      3,770,236
                                                                             ------------
                                                                               20,662,434
                                                                             ------------
          IDAHO  0.7%
 1,000    Idaho Hlth Fac Auth Rev Vly Vista Care Ser A
          Rfdg........................................   7.875    11/15/29        964,520
 4,300    Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev
          Envirosafe Svcs of ID Inc...................   8.250    11/01/02      4,284,778
                                                                             ------------
                                                                                5,249,298
                                                                             ------------
          ILLINOIS  9.9%
 2,500    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd).......................................    *       01/01/29        512,625
 2,000    Bolingbrook, IL Spl Svc Area No 01-1........   7.375    07/01/31      2,002,700
 1,910    Bolingbrook, IL Spl Svc Area No 3 Lakewood
          Ridge Proj..................................   7.050    03/01/31      1,857,131
 1,500    Bridgeview, IL Tax Increment Rev Rfdg
          (Prerefunded @ 01/01/04)....................   9.000    01/01/11      1,662,705
 1,000    Cary, IL Spl Tax Svc Area No 1 Cambridge Ser
          A...........................................   7.625    03/01/30      1,046,650
 3,000    Chicago, IL Lakefront Millenium Pkg Fac
          (MBIA Insd) (g)............................. 0/5.700    01/01/25      2,429,790
 3,600    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airl Inc Proj Ser B Rfdg.............   6.100    11/01/35      2,160,324
 2,000    Chicago, IL Pk Dist Hbr Fac Rev.............   5.875    01/01/17      2,091,680
 5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd).....   5.500    01/01/38      4,964,700
 2,675    Chicago, IL Rev Chatham Ridge Tax
          Increment...................................  10.250    01/01/07      2,711,942
   960    Chicago, IL Tax Increment Alloc Read Dunning
          Ser B (ACA Insd)............................   7.250    01/01/14      1,044,422
 2,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A............................   6.500    12/01/05      2,116,940

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          ILLINOIS (CONTINUED)
$3,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd).................   6.500%   12/01/06   $  3,236,820
 1,925    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd).................   6.500    12/01/08      2,096,672
 1,295    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj.................................   7.375    03/01/11      1,311,744
 1,245    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj.................................   7.750    03/01/27      1,284,205
 1,500    Godfrey, IL Rev United Methodist Vlg Ser
          A...........................................   5.875    11/15/29      1,110,435
 2,700    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
          Cmnty Mem Hosp Rfdg.........................   6.550    11/15/29      2,445,795
 1,915    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A............................   8.500    12/01/15      2,083,826
   280    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A...........................................   6.250    03/01/09        276,665
 2,629    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A...........................................   6.500    03/01/29      2,543,005
 1,000    Huntley, IL Spl Svc Area No 7 Spl Tax.......   6.300    03/01/28        943,450
 1,405    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj................................   8.000    11/15/16      1,463,968
 1,500    Illinois Ed Fac Auth Rev Peace Mem
          Ministries Proj.............................   7.500    08/15/26      1,516,425
 1,000    Illinois Hlth Fac Auth Rev Cent Baptist Home
          Proj........................................   7.125    11/15/29        953,060
 2,500    Illinois Hlth Fac Auth Rev Decatur Mem
          Hosp........................................   5.750    10/01/24      2,445,975
 3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Ser A Rfdg............................   7.400    08/15/23      2,983,710
 1,000    Illinois Hlth Fac Auth Rev Lifelink Corp
          Oblig Group Ser B (Prerefunded @
          02/15/05)...................................   8.000    02/15/25      1,120,910
 4,000    Illinois Hlth Fac Auth Rev Loyola Univ Hlth
          Sys Ser A...................................   6.000    07/01/21      3,947,920
 1,200    Illinois Hlth Fac Auth Rev Lutheran Sr
          Ministries Oblig Ser A......................   7.375    08/15/31      1,196,280
 1,860    Illinois Hlth Fac Auth Rev Proctor Cmnty
          Hosp Proj...................................   7.500    01/01/11      1,833,960
   700    Illinois Hlth Fac Auth Rev Silver Cross Hosp
          & Med Rfdg..................................   5.500    08/15/19        665,028
 2,375    Lake Cnty, IL Fst Presv Dist Ld Acquisition
          & Dev.......................................   5.750    12/15/16      2,519,186

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          ILLINOIS (CONTINUED)
$  675    Lake Cnty, IL Fst Presv Dist Ld Acquisition
          & Dev.......................................   5.750%   12/15/17   $    712,544
 5,000    Lake, Cook, Kane & McHenry Cntys, IL Cmnty
          Unit Sch Dist No 22 (FGIC Insd).............   5.750    12/01/19      5,241,200
 1,250    Montgomery, IL Spl Assmt Impt Lakewood Creek
          Proj........................................   7.750    03/01/30      1,294,113
 1,800    Peoria, IL Spl Tax Weaverridge Spl Svc
          Area........................................   8.050    02/01/17      1,935,432
 2,095    Regional Tran Auth IL Ser B (AMBAC Insd)....   8.000    06/01/17      2,737,830
 3,953    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (a)..............................   8.375    10/15/16         27,672
 1,547    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (a)..............................   8.375    10/15/16         10,828
 1,655    Saint Charles, IL Spl Svc Area No 21........   6.625    03/01/28      1,595,453
   980    Sterling, IL Rev Hoosier Care Proj Ser A....   7.125    06/01/34        889,664
                                                                             ------------
                                                                               77,025,384
                                                                             ------------
          INDIANA  1.3%
   825    Crawfordsville, IN Redev Cmnty Redev Dist
          Tax Increment Rev...........................   7.000    02/01/12        829,109
 1,965    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A..................................   7.125    06/01/34      1,785,753
   950    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj.................................   6.300    12/01/23        474,079
 3,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj.................................   6.400    12/01/33      1,496,670
 3,000    Indianapolis, IN Arpt Auth Rev Spl Fac Fed
          Express Corp Proj...........................   7.100    01/15/17      3,159,540
 2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
          Lt..........................................   6.375    11/01/29      1,913,740
 1,000    South Bend, IN Econ Dev Rev Ser A...........   6.250    11/15/29        853,990
                                                                             ------------
                                                                               10,512,881
                                                                             ------------
          IOWA  0.4%
 1,500    Cedar Rapids, IA Rev First Mtg Cottage Grove
          Ser A Rfdg..................................   5.875    07/01/28      1,146,840
 2,000    Estherville, IA Hosp Rev Avera Holy Family
          Proj........................................   6.250    07/01/26      2,036,900
                                                                             ------------
                                                                                3,183,740
                                                                             ------------
          KANSAS  0.5%
 1,000    Lawrence, KS Coml Dev Rev Holiday Inn Sr Ser
          A Rfdg......................................   8.000    07/01/16        800,000
 1,000    Manhattan, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg..................................   8.000    07/01/16        800,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          KANSAS (CONTINUED)
$1,000    Olathe, KS Sr Living Fac Rev Aberdeen Vlg
          Inc Ser A...................................   8.000%   05/15/30   $  1,008,470
 1,500    Overland Pk, KS Dev Corp Rev First Tier
          Overland Park Ser A.........................   7.375    01/01/32      1,527,390
                                                                             ------------
                                                                                4,135,860
                                                                             ------------
          KENTUCKY  0.9%
 2,300    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (MBIA Insd).................................  11.031    10/09/08      2,439,196
   900    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (Prerefunded @ 10/29/02) (MBIA Insd)........  11.031    10/09/08        976,140
 1,000    Kenton Cnty, KY Arpt Brd Spl Fac Rev Mesaba
          Aviation Inc Proj Ser A.....................   6.700    07/01/29        904,960
 3,000    Newport, KY Pub Pptys Corp Rev First Mtg Pub
          Pkg & Plaza Ser A 1.........................   8.500    01/01/27      2,883,540
                                                                             ------------
                                                                                7,203,836
                                                                             ------------
          LOUISIANA  1.7%
 4,000    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A (h)........................   7.125    01/01/28      2,687,560
 2,000    Louisiana Loc Govt Envir Fac Hlthcare Saint
          James Place Ser A Rfdg......................   8.000    11/01/29      2,061,800
 1,000    Louisiana Pub Fac Auth Rev Progressive
          Hlthcare....................................   6.375    10/01/20        798,840
 1,000    Louisiana Pub Fac Auth Rev Progressive
          Hlthcare....................................   6.375    10/01/28        760,700
 3,120    Louisiana St Hlth Edl Auth Rev Lambeth House
          Ser A Rfdg..................................   5.250    01/01/05      3,125,242
 3,623    Louisiana St Univ & Agric & Mechanical
          College Univ Rev Master Agreement (c).......   5.750    10/30/18      3,492,302
                                                                             ------------
                                                                               12,926,444
                                                                             ------------
          MAINE  0.0%
    25    Maine Hlth & Higher Ed Fac Auth Rev Ser B
          (FSA Insd)..................................   7.000    07/01/24         27,625
                                                                             ------------

          MARYLAND  1.6%
 1,000    Baltimore Cnty, MD Mtg Rev Shelter Elder
          Care Ser A..................................   7.250    11/01/29        928,370
 1,500    Howard Cnty, MD Retirement Cmnty Rev Ser
          A...........................................   7.875    05/15/21      1,562,430
   925    Maryland St Econ Dev Corp Air Cargo Rev Afco
          Cargo BWI II LLC Proj.......................   6.250    07/01/07        884,827

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          MARYLAND (CONTINUED)
$1,260    Maryland St Econ Dev Corp Air Cargo Rev Afco
          Cargo BWI II LLC Proj.......................   6.500%   07/01/24   $  1,106,015
 1,200    Maryland St Econ Dev Corp MD Golf Course
          Sys.........................................   8.250    06/01/28      1,192,764
 1,050    Maryland St Econ Dev Corp Student Hsg
          Foundation Rev Collegiate Hsg Salisbury Ser
          A...........................................   6.000    06/01/30      1,061,886
 3,000    Montgomery Cnty, MD Econ Dev Editorial Proj
          In Ed Ser A (c).............................   6.400    09/01/28      2,724,090
 3,000    Prince Georges Cnty, MD Spl Oblig Spl Assmt
          Woodview Ser A..............................   8.000    07/01/26      3,317,160
                                                                             ------------
                                                                               12,777,542
                                                                             ------------
          MASSACHUSETTS  5.4%
 1,000    Massachusetts St Dev Fin Agy Briarwood Ser
          B...........................................   8.000    12/01/22        995,820
   975    Massachusetts St Dev Fin Agy Rev Gtr Lynn
          Mental Hlth (c).............................   7.750    06/01/18        976,706
 3,000    Massachusetts St Dev Fin Agy Rev Hillcrest
          Ed Ctr Inc..................................   6.375    07/01/29      2,849,520
 3,000    Massachusetts St Dev Fin Agy Rev Hlthcare
          Fac Alliance Ser A..........................   7.100    07/01/32      2,863,620
 1,000    Massachusetts St Dev Fin Agy Rev Mchsp Human
          Svc Providers Ser A.........................   8.000    07/01/20      1,003,390
 3,875    Massachusetts St Dev Fin Agy Rev New England
          Ctr For Children............................   6.000    11/01/19      3,362,880
 5,000    Massachusetts St Grant Antic Nt Ser A.......   5.750    06/15/15      5,343,800
 3,100    Massachusetts St Hlth & Ed Civic Investments
          Ser B.......................................   9.150    12/15/23      3,076,130
 3,000    Massachusetts St Hlth & Ed Fac Auth Rev
          (MBIA Insd).................................   5.000    07/01/13      3,008,310
 1,000    Massachusetts St Hlth & Ed Nichols College
          Issue Ser C.................................   6.000    10/01/17        898,870
 1,929    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A (AMBAC Insd)...................   6.650    07/01/19      1,994,748
 2,000    Massachusetts St Indl Fin Agy Assisted
          Living Fac Rev Marina Bay LLC Proj..........   7.500    12/01/27      2,058,020
   495    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr..............................   8.000    12/01/06        514,572
 1,085    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr..............................   8.375    12/01/13      1,180,892

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          MASSACHUSETTS (CONTINUED)
$  675    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr..............................   8.500%   12/01/20   $    735,008
   715    Massachusetts St Indl Fin Agy Rev First Mtg
          GF/Pilgrim Inc Proj.........................   6.500    10/01/15        640,132
 2,000    Massachusetts St Indl Fin Agy Rev First Mtg
          GF/Pilgrim Inc Proj.........................   6.750    10/01/28      1,733,380
 1,055    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth, 144A (e).......................   6.200    06/01/08      1,001,807
 2,965    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth, 144A (e).......................   6.375    06/01/18      2,649,939
 5,400    Massachusetts St Indl Fin Agy Rev Swr Fac
          Res Ctl Composting..........................   9.250    06/01/10      5,417,442
                                                                             ------------
                                                                               42,304,986
                                                                             ------------
          MICHIGAN  2.7%
 5,000    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Dev Area No 1 Proj Ser A Rfdg (MBIA
          Insd).......................................   4.750    07/01/25      4,501,700
   960    Detroit, MI Loc Dev Fin Auth Tax Increment
          Ser C.......................................   6.850    05/01/21        963,120
 3,100    Detroit, MI Sewage Disposal Rev (Embedded
          Swap) (FGIC Insd)...........................   9.798    07/01/23      3,200,750
 2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg..........   7.500    07/01/13      2,454,195
 3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg..........   7.750    07/01/19      3,538,765
 1,000    Michigan Muni Bd Auth Rev Pub Sch Academy
          Fac Pgm.....................................   8.125    10/01/31      1,000,000
 3,550    Michigan St Strategic Fd Ltd Detroit Edison
          Pollutn Ctl Ser C Rfdg......................   5.450    09/01/29      3,368,595
10,253    Michigan St Strategic Fd Ltd Oblig Rev Great
          Lakes Pulp & Fiber Proj (a) (i).............   8.000    12/01/27      1,896,814
                                                                             ------------
                                                                               20,923,939
                                                                             ------------
          MINNESOTA  2.1%
 2,000    Aitkin, MN Hlth Fac Rev Riverwood Hlthcare
          Ctr Proj....................................   7.750    02/01/31      1,981,480
 1,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B...................   6.000    10/01/33        833,110
 2,000    Carlton, MN Hlth & Hsg Fac Intermediate
          Faith Social Svc Inc Proj...................   7.500    04/01/19      2,055,160
 1,000    Dakota Cnty, MN Hsg & Redev.................   6.250    05/01/29        927,610
 2,000    Glencoe, MN Hlthcare Fac Rev................   7.500    04/01/31      2,045,060

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          MINNESOTA (CONTINUED)
$6,890    Minneapolis & Saint Paul, MN Met Northwest
          Airl Proj Ser A.............................   7.000%   04/01/25   $  6,027,579
 1,000    North Saint Paul, MN Multi-Family Rev Hsg
          Cottages North Saint Paul Rfdg..............   9.250    02/01/22      1,020,640
 1,500    Saint Paul, MN Port Auth Hotel Fac Rev
          Radisson Kellogg Proj Ser 2 Rfdg............   7.375    08/01/29      1,417,500
                                                                             ------------
                                                                               16,308,139
                                                                             ------------
          MISSOURI  2.6%
 1,000    Fenton, MO Tax Increment Rev................   7.000    10/01/21      1,041,890
   470    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj............................   7.250    04/01/07        485,162
 3,095    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj............................   7.625    04/01/17      3,270,703
   519    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj............................   7.625    04/01/18        546,979
   845    Jefferson Cnty, MO Indl Dev Auth Indl Rev
          Cedars Hlthcare Ctr Proj Ser A Rfdg.........   8.250    12/01/15        813,262
 1,525    Jefferson Cnty, MO Jr College Dist Student
          Hsg Sys Rev Jefferson College...............   7.250    07/01/31      1,497,352
   980    Kansas City, MO Multi-Family Hsg Rev Vlg
          Green Apt Proj..............................   6.250    04/01/30        881,471
 2,220    Nevada, MO Hosp Rev Nevada Regional Med
          Ctr.........................................   6.750    10/01/22      2,150,647
 1,000    Saint Louis, MO Indl Dev Auth Rev Sr Lien
          Saint Louis Convention Ser A................   7.200    12/15/28      1,036,870
 5,000    Saline Cnty, MO Indl Dev Auth Hlth Fac
          Rev.........................................   6.500    12/01/28      4,804,000
 1,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd)......   6.000    06/01/15      1,118,690
 1,305    Three Riv Jr College Dist MO Cmnty College..   7.000    09/01/18      1,232,703
 2,000    Valley Park, MO Indl Dev Auth Sr Hsg Rev
          Cape Albeon Proj............................   6.150    12/01/33      1,691,480
                                                                             ------------
                                                                               20,571,209
                                                                             ------------
          NEVADA  0.2%
 1,500    Clark Cnty, NV Indl Dev Rev Adj NV Pwr Co
          Proj Ser C Rfdg.............................   5.500    10/01/30      1,324,065
                                                                             ------------

          NEW HAMPSHIRE  1.2%
 2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Havenwood-Heritage Heights..................   7.350    01/01/18      2,020,160
 2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Havenwood-Heritage Heights..................   7.450    01/01/25      2,012,640

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          NEW HAMPSHIRE (CONTINUED)
$3,165    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Vly Regl Hosp, 144A (e).....................   7.350%   04/01/23   $  3,166,994
 1,000    New Hampshire Hlth & Ed Fac NH College
          Issue.......................................   7.500    01/01/31      1,039,110
 1,000    New Hampshire St Business Fin Auth Rev Alice
          Peck Day Hlth Sys Ser A.....................   6.875    10/01/19        966,970
                                                                             ------------
                                                                                9,205,874
                                                                             ------------
          NEW JERSEY  3.4%
 2,240    Camden Cnty, NJ Impt Auth Lease Rev Dockside
          Refrig (a)..................................   8.400    04/01/24      2,044,000
 2,000    New Jersey Econ Dev Auth Assisted Living
          Rev.........................................   6.750    08/01/30      1,754,120
 2,000    New Jersey Econ Dev Auth Cedar Crest Vlg Inc
          Fac Ser A...................................   7.000    11/15/16      1,953,360
 2,000    New Jersey Econ Dev Auth Continental Airl
          Inc Proj....................................   6.250    09/15/19      1,755,200
 2,000    New Jersey Econ Dev Auth First Mtg
          Franciscan Oaks Proj........................   5.700    10/01/17      1,756,340
 1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A...................................   8.125    11/15/18      1,036,260
 1,440    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A...................................   8.125    11/15/23      1,501,056
 1,000    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A....................   8.500    11/01/16      1,065,220
 1,500    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A....................   8.625    11/01/25      1,594,170
 1,000    New Jersey Econ Dev Auth Rev Kapkowsi Rd
          Landfill Ser A..............................   6.375    04/01/18      1,112,880
 1,705    New Jersey Econ Dev Auth Rev Kullman Assoc
          Proj Ser A..................................   6.125    06/01/18      1,530,101
 2,000    New Jersey Econ Dev Auth Rev Sr Living Fac
          Esplandade..................................   7.000    06/01/39      1,645,700
 3,000    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Prerefunded @ 05/15/06)....   8.750    05/15/26      3,610,530
   500    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A Rfdg........................   6.000    05/15/28        411,610
 1,000    New Jersey Econ Dev Auth Ser A..............   8.000    11/15/15      1,048,180

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$1,410    New Jersey Hlthcare Fac Fin Auth Rev Raritan
          Bay Med Ctr Issue Rfdg......................   7.250%   07/01/14   $  1,425,665
 1,205    New Jersey St Ed Fac Auth Rev Felician
          College of Lodi Ser D.......................   7.375    11/01/22      1,153,390
                                                                             ------------
                                                                               26,397,782
                                                                             ------------
          NEW MEXICO  0.7%
 5,235    Albuquerque, NM Retirement Fac Rev La Vida
          Llena Proj Ser B Rfdg.......................   6.600    12/15/28      4,633,917
 1,050    New Mexico Hsg Auth Region lll Sr Brentwood
          Gardens Apts Ser A..........................   6.850    12/01/31      1,031,562
                                                                             ------------
                                                                                5,665,479
                                                                             ------------
          NEW YORK  5.2%
 1,000    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A............................   6.875    06/01/39        916,140
 2,400    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A.........   6.375    12/01/37      2,268,096
 1,000    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A....................   6.250    03/01/28        545,000
 2,430    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
          Proj........................................   8.000    11/15/15      2,559,446
 3,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)........   6.250    11/15/06      3,235,350
 1,500    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)........   6.375    11/15/07      1,644,765
 2,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)........   6.500    11/15/09      2,199,260
 3,000    New York City Indl Dev Agy Field Hotel Assoc
          LP JFK Rfdg.................................   6.000    11/01/28      2,318,760
 2,250    New York City Indl Dev Agy LaGuardia Assoc
          LP Proj Rfdg................................   5.800    11/01/13      1,883,295
 5,000    New York City Ser A.........................   7.000    08/01/07      5,633,850
 3,000    New York City Ser D Rfdg....................   8.000    02/01/05      3,338,280
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg)..........................  10.850    04/01/20      2,762,500
 2,000    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev
          Highpointe at Malta Proj Ser A..............   6.875    06/01/39      1,855,520
 1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
          Care Retirement Cmnty Rev...................   7.250    11/01/28      1,036,230
 1,500    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A.............   6.375    12/01/17      1,384,110

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,445    Suffolk Cnty, NY Indl Dev Agy Peconic
          Landing Ser A...............................   8.000%   10/01/20   $  1,461,329
 1,000    Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A...........................   7.375    03/01/31      1,017,540
 1,250    Utica, NY Indl Dev Agy Civic Fac Rev Utica
          College Civic Fac...........................   6.750    12/01/21      1,243,788
 1,000    Westchester Cnty, NY Indl Dev Hebrew Hosp Sr
          Hsg Inc Ser A...............................   7.375    07/01/30      1,000,620
 2,000    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
          Dev Ppty Yonkers Inc Ser A..................   6.625    02/01/26      2,096,060
                                                                             ------------
                                                                               40,399,939
                                                                             ------------
          NORTH CAROLINA  0.3%
 2,000    North Carolina Med Care Comm First Mtg
          United Methodist Homes......................   7.000    10/01/17      2,075,820
                                                                             ------------

          NORTH DAKOTA  0.2%
 1,000    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj........................................   6.250    12/01/34        760,420
   980    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj........................................   6.375    12/01/34        763,175
                                                                             ------------
                                                                                1,523,595
                                                                             ------------
          OHIO  1.4%
 1,500    Akron Bath Copley, OH St Twp Hosp Dist Rev
          Summa Hosp..................................   5.375    11/15/24      1,327,335
 3,000    Cleveland--Cuyahoga Cnty, OH Port Auth Rev
          Spl Assmt Tax Increment.....................   7.000    12/01/18      2,946,150
 1,500    Cuyahoga Cnty, OH Multi-Family Rev Hsg Park
          Lane Apt Proj Ser A (a).....................   8.250    07/01/28        630,000
 1,760    Dayton, OH Spl Fac Rev Afco Cargo Day LLC
          Proj........................................   6.300    04/01/22      1,526,606
 1,500    Lucas Cnty, OH Hlthcare & Impt Sunset
          Retirement Rfdg.............................   6.500    08/15/20      1,530,975
 2,970    Madison Cnty, OH Hosp Impt Rev Madison Cnty
          Hosp Proj Rfdg..............................   6.400    08/01/28      2,587,523
                                                                             ------------
                                                                               10,548,589
                                                                             ------------
          OKLAHOMA  1.5%
   750    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A.............................   7.000    08/01/10        740,753
   750    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A.............................   7.400    08/01/17        721,695

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          OKLAHOMA (CONTINUED)
$1,000    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A.............................   7.625%   08/01/20   $    971,080
 1,000    Oklahoma Cnty, OK Fin Auth Epworth Villa
          Proj Ser A Rfdg.............................   7.000    04/01/25        940,380
 1,065    Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare
          Sys Ser A Rfdg..............................   5.750    08/15/12        881,138
 2,000    Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare
          Sys Ser A Rfdg..............................   5.625    08/15/19      1,511,440
 3,250    Tulsa Cnty, OK Pub Fac Auth (AMBAC Insd)....   6.250    11/01/22      3,536,650
 3,000    Tulsa, OK Muni Arpt Trust Rev American Airl
          Proj Rfdg...................................   6.250    06/01/20      2,693,670
                                                                             ------------
                                                                               11,996,806
                                                                             ------------
          OREGON  1.0%
 2,000    Clackamas Cnty, OR Hosp Fac Willamette View
          Inc Proj Ser A..............................   7.500    11/01/29      2,060,380
 2,145    Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg....   6.875    08/01/28      2,073,700
 3,943    Oregon St Hlth Hsg Ed & Cultural Fac Auth...   7.250    06/01/28      3,812,122
                                                                             ------------
                                                                                7,946,202
                                                                             ------------
          PENNSYLVANIA  8.6%
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B...........................................   9.250    11/15/15      2,148,220
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B...........................................   9.250    11/15/22      2,126,300
 1,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B...........................................   9.250    11/15/30      1,059,970
 2,000    Allegheny Cnty, PA Indl Dev Auth Lease
          Rev.........................................   6.625    09/01/24      1,811,280
 6,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Collateral Toledo Edison Co Proj Ser A
          Rfdg (j)....................................   7.750    05/01/20      6,526,740
 1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
          Vlg Inc Proj Rfdg (Prerefunded @ 05/15/06)
          (j).........................................   7.700    05/15/22      1,170,370
 1,000    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlthcare Fac Chandler.......................   6.200    05/01/19        901,580
 1,500    Chester Cnty, PA Hlth & Ed Fac Chester Cnty
          Hosp Ser A..................................   6.750    07/01/31      1,379,895
 2,500    Cliff House Ctf Trust Var Sts Ctf Part Ser
          A...........................................   6.625    06/01/27      2,261,475
 2,000    Cumberland Cnty, PA Indl Dev Auth Rev First
          Mtg Woods Cedar Run Ser A Rfdg..............   6.500    11/01/28      1,485,080

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$5,000    Dauphin Cnty, PA Gen Auth Rev Hotel & Conf
          Ctr Hyatt Regency...........................   6.200%   01/01/29   $  4,228,300
 3,000    Dauphin Cnty, PA Gen Auth Rev Office & Pkg
          Riverfront Office...........................   6.000    01/01/25      2,629,800
 1,500    Delaware Cnty, PA Auth First Mtg Rev Riddle
          Vlg Proj Rfdg...............................   7.000    06/01/21      1,488,855
 1,000    Grove City, PA Area Hosp Auth Hlth Fac Rev
          Grove Manor Proj............................   6.625    08/15/29        968,650
 3,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd).................................  10.020    06/18/15      3,771,250
 1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr
          Saint Anne's Home...........................   6.625    04/01/28        956,520
 1,200    Lehigh Cnty, PA Gen Purp Auth First Mtg
          Bible Fellowship Church.....................   7.625    11/01/21      1,168,068
 2,000    Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace
          Oblig Group Rfdg............................   6.000    11/01/23      1,725,220
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj...........................   6.100    06/01/18        881,000
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj...........................   6.300    06/01/28        825,870
 2,500    Mifflin Cnty, PA Hosp Auth Rev (Asset Gty
          Insd).......................................   6.200    07/01/30      2,547,475
 2,000    Montgomery Cnty, PA Higher Ed & Hlth Auth
          Rev.........................................   6.750    07/01/29      1,706,520
   500    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg.................   7.000    12/01/10        514,910
 2,500    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg.................   7.250    12/01/15      2,536,675
 6,000    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg.................   7.400    12/01/20      6,076,440
   955    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy..........................   7.750    09/01/24        973,479
 1,470    Northeastern PA Hosp & Ed Auth Hlthcare
          Rev.........................................   7.125    10/01/29      1,415,257
 3,000    Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Colver Proj Ser D.......................   7.050    12/01/10      3,149,700
 1,000    Pennsylvania St Higher Ed Student Assn Inc
          Proj Ser A..................................   6.750    09/01/32      1,010,960
 2,150    Philadelphia, PA Auth Indl Dev Rev Coml Dev
          Rfdg........................................   7.750    12/01/17      2,214,758

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$1,500    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg....................................   7.250%   01/15/17   $  1,463,970
 2,000    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg....................................   7.350    01/15/22      1,944,920
 1,500    Westmoreland Cnty, PA Indl Dev Hlthcare Fac
          Redstone Ser B..............................   8.000    11/15/23      1,555,185
                                                                             ------------
                                                                               66,624,692
                                                                             ------------
          RHODE ISLAND  0.5%
 1,830    Providence, RI Redev Agy Ctf Part Ser A.....   8.000    09/01/24      1,892,787
 1,825    Rhode Island St Econ Dev Corp Rev Oblig
          Providence Place............................   7.250    07/01/20      1,810,309
                                                                             ------------
                                                                                3,703,096
                                                                             ------------
          SOUTH CAROLINA  1.0%
   115    Charleston Cnty, SC Ctf Part Ser B (MBIA
          Insd).......................................   7.000    06/01/19        126,008
 1,000    Oconee Cnty, SC Indl Rev Bond Johnson Ctl
          Inc Ser 84 (Variable Rate Coupon)...........   8.250    06/15/04        986,250
 2,000    South Carolina Jobs Econ Dev First Mtg
          Westley Commons Proj........................   7.750    10/01/24      1,939,060
 1,250    South Carolina Jobs Econ Impt Palmetto Hlth
          Alliance Ser A..............................   7.125    12/15/15      1,332,313
 4,000    South Carolina St Hsg Fin & Dev Hsg Three
          Rivers & Edenwood Ser A.....................   6.750    05/01/28      3,709,720
                                                                             ------------
                                                                                8,093,351
                                                                             ------------
          SOUTH DAKOTA  0.8%
   675    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A..................................   5.500    12/15/08        643,248
 1,810    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A..................................   6.000    12/15/18      1,624,059
 4,000    South Dakota St Hlth & Ed Sioux Vly Hosp &
          Hlth Sys Ser E..............................   5.375    11/01/24      3,713,640
                                                                             ------------
                                                                                5,980,947
                                                                             ------------
          TENNESSEE  2.8%
   955    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Mkt Street Proj Rfdg........................   7.000    12/15/12        900,766
 4,780    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Warehouse Row Ltd Proj Rfdg.................   7.000    12/15/12      4,508,544
 3,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg
          (MBIA Insd).................................   7.750    07/01/29      3,634,860

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          TENNESSEE (CONTINUED)
$2,985    SCA Tax Exempt Trust Multi-Family Mtg
          Memphis Hlth Ed Rev Ser A6 (FSA Insd).......   7.350%   01/01/30   $  3,150,668
 5,805    Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd
          Rev.........................................   8.410    11/01/19      6,258,429
 3,040    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser A.......................................  10.000    11/01/19      3,279,491
 1,160    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser B (a)...................................  10.000    11/01/20        152,528
                                                                             ------------
                                                                               21,885,286
                                                                             ------------
          TEXAS  9.7%
   900    Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A.....................   6.250    10/01/08        856,179
 3,000    Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A.....................   6.500    10/01/23      2,682,060
 1,000    Atlanta, TX Hosp Auth Fac Rev...............   6.700    08/01/19        953,640
 2,035    Atlanta, TX Hosp Auth Fac Rev...............   6.750    08/01/29      1,909,827
 1,000    Austin-Bergstorm Landhost Enteprises Inc TX
          Arpt Hotel Sr Ser A.........................   6.750    04/01/27        892,240
 1,975    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev................................   7.600    12/01/17      1,816,980
 1,000    Bexar Cnty, TX Hlth Fac Dev Corp Rev Baptist
          Hlth Sys Ser A Rfdg (MBIA Insd).............   6.000    11/15/12      1,106,410
 2,370    Bexar Cnty, TX Hlth Fac Dev Corp Rev Baptist
          Hlth Sys Ser A Rfdg (MBIA Insd).............   6.000    11/15/13      2,624,420
   335    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....    *       08/01/02        225,288
 1,825    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....    *       08/01/11        497,313
   775    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (a).........................................   8.750    08/01/11        559,938
 2,670    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (a).........................................   8.750    08/01/12      1,929,075
 2,970    Dallas, TX Wtrwks & Swr Sys Rev Rfdg........   5.750    10/01/17      3,130,172
 2,500    Garland, TX Indl Dev Auth Rev Bond Ashland
          Oil Proj Ser 84 Rfdg (Variable Rate
          Coupon).....................................   8.920    04/01/04      2,499,750
 6,400    Houston, TX Arpt Sys Rev Spl Fac Continental
          Airl Ser B..................................   6.125    07/15/17      5,440,960
 3,000    Houston, TX Arpt Sys Rev Spl Fac Continental
          Airl Ser C..................................   5.700    07/15/29      2,256,930
 8,880    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd)...................   9.660    05/15/14     10,130,215
 3,750    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd)...................   9.660    05/15/15      4,268,288
 1,500    Lubbock, TX Hlth Fac Dev Corp Rev First Mtg
          Carillon Proj Ser A.........................   6.500    07/01/19      1,394,175

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          TEXAS (CONTINUED)
$3,325    Meadow Parc Dev Inc TX Multi-Family Rev Hsg
          Meadow Parc Apt Proj........................   6.500%   12/01/30   $  3,062,624
 2,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj.........................   7.250    01/01/31      2,581,275
 3,000    Midlothian, TX Dev Auth Tax Increment
          Contract Rev................................   6.700    11/15/23      2,828,610
 2,000    Midlothian, TX Dev Auth Tax Increment
          Contract Rev, 144A (e)......................   7.875    11/15/26      2,093,320
   250    San Antonio, TX Hlth Fac Dev Corp Rev Encore
          Nursing Ctr Part............................   8.250    12/01/19        255,403
 2,061    Texas Gen Svc Comm Part Interests (c).......   7.250    08/01/11      2,098,370
 7,100    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev (Inverse Fltg) (GNMA Collateralized)....   6.900    07/02/24      7,558,092
 2,985    Texas St Higher Ed Coordinating Brd College
          Student Ln Rev..............................   7.849    10/01/25      3,276,246
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded @
          01/01/05) (FGIC Insd).......................   6.750    01/01/15      2,209,340
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded @
          01/01/05) (FGIC Insd).......................   6.600    01/01/23      2,201,520
 2,500    Woodhill Pub Fac Corp TX Hsg-Woodhill Apt
          Proj........................................   7.500    12/01/29      2,501,300
                                                                             ------------
                                                                               75,839,960
                                                                             ------------
          UTAH  0.4%
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................   7.800    09/01/15        802,830
 1,165    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................   8.000    09/01/20        919,523
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................   7.800    09/01/25        765,010
 2,500    Tooele Cnty, UT Pollutn Ctl Rev Laidlaw
          Environmental Ser A Rfdg (a)................   7.550    07/01/27            250
   670    Utah St Hsg Fin Agy Single Family Mtg Mezz
          A1 (AMBAC Insd).............................   6.100    07/01/13        704,947
                                                                             ------------
                                                                                3,192,560
                                                                             ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          VERMONT  0.3%
$1,000    Vermont Ed & Hlth Bldg Fin Agy Rev
          Bennington College Proj.....................   6.625%   10/01/29   $    982,250
 1,015    Vermont Ed & Hlth Bldg Fin Agy Rev Hlthcare
          Fac Copley Manor Proj.......................   6.250    04/01/29        768,710
 1,000    Vermont Ed & Hlth Bldg Fin Agy Rev VT
          Council Dev Mental Hlth Ser A...............   6.000    12/15/09        977,310
                                                                             ------------
                                                                                2,728,270
                                                                             ------------
          VIRGINIA  1.1%
 5,000    Alexandria, VA Redev & Hsg Auth 3001 Pk Ctr
          Apt Ser A Rfdg..............................   6.375    04/01/34      4,620,750
 1,000    Greensville Cnty, VA Indl Dev Wheeling Steel
          Proj Ser A..................................   7.000    04/01/14        720,000
 1,500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A............................   7.450    01/01/09      1,488,405
 1,700    Virginia Small Business Fin Auth Rev Indl
          Dev SIL Clean Wtr Proj......................   7.250    11/01/24      1,705,066
                                                                             ------------
                                                                                8,534,221
                                                                             ------------
          WASHINGTON  1.9%
 6,580    Energy Northwest, WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd)...........................   5.500    07/01/17      6,742,723
 1,000    King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Vly Hosp.........................   7.250    12/01/15      1,007,520
 1,000    Port Seattle, WA Spl Fac Rev Northwest Airl
          Proj........................................   7.125    04/01/20        885,220
 1,000    Port Seattle, WA Spl Fac Rev Northwest Airl
          Proj........................................   7.250    04/01/30        889,400
 3,500    Seattle, WA Muni Lt & Pwr Rev...............   5.625    12/01/18      3,589,005
 2,000    Tacoma, WA Hsg Auth Rev Hsg Wedgewood Homes
          Proj........................................   6.000    04/01/28      1,880,040
                                                                             ------------
                                                                               14,993,908
                                                                             ------------
          WISCONSIN  1.3%
   800    Baldwin, WI Hosp Rev Mtg Ser A..............   6.125    12/01/18        790,464
 2,590    Baldwin, WI Hosp Rev Mtg Ser A..............   6.375    12/01/28      2,568,374
 1,750    Milwaukee, WI Rev Sr Air Cargo..............   6.500    01/01/25      1,728,090
 3,000    Wisconsin St Hlth & Ed Fac Auth Rev
          Milwaukee Catholic Home Inc Proj............   7.500    07/01/26      3,020,460

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          WISCONSIN (CONTINUED)
$1,000    Wisconsin St Hlth & Ed Fac Auth Rev Oakwood
          Vlg Proj Ser A..............................   7.625%   08/15/30   $  1,014,530
 1,115    Wisconsin St Hlth & Ed Fac Auth Rev Spl Term
          Middleton Glen Inc Proj.....................   5.750    10/01/18        959,335
                                                                             ------------
                                                                               10,081,253
                                                                             ------------
          PUERTO RICO  0.3%
 2,465    Puerto Rico Port Auth Rev Spl Fac American
          Airl Ser A..................................   6.250    06/01/26      2,065,818
                                                                             ------------

          U. S. VIRGIN ISLANDS  0.3%
 2,500    Northern Mariana Islands Ser A..............   7.375    06/01/30      2,516,825
                                                                             ------------
TOTAL MUNICIPAL BONDS  98.0%..............................................    763,096,652

          TAXABLE NOTE  0.2%
 1,423    Divine Family Trust (f).....................   6.000    10/29/04      1,408,968
                                                                             ------------
TOTAL INVESTMENTS  98.2%
  (Cost $811,991,088).....................................................    764,505,620

OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%...............................     13,765,225
                                                                             ------------

NET ASSETS  100.0%........................................................   $778,270,845
                                                                             ============

 * Zero coupon bond

(a) Non-income producing security.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(g) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

(h) Interest is accruing at less than the stated coupon.

(i) Payment-in-kind security.

(j) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $811,991,088).......................  $ 764,505,620
Cash........................................................      4,844,898
Receivables:
  Interest..................................................     16,257,521
  Investments Sold..........................................      1,728,458
  Fund Shares Sold..........................................        301,527
Other.......................................................        145,966
                                                              -------------
    Total Assets............................................    787,783,990
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      5,966,826
  Income Distributions......................................      1,452,019
  Fund Shares Repurchased...................................        819,429
  Distributor and Affiliates................................        561,041
  Investment Advisory Fee...................................        320,638
Accrued Expenses............................................        201,796
Trustees' Deferred Compensation and Retirement Plans........        191,396
                                                              -------------
    Total Liabilities.......................................      9,513,145
                                                              -------------
NET ASSETS..................................................  $ 778,270,845
                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 975,662,335
Accumulated Undistributed Net Investment Income.............     (2,331,068)
Net Unrealized Depreciation.................................    (47,485,468)
Accumulated Net Realized Loss...............................   (147,574,954)
                                                              -------------
NET ASSETS..................................................  $ 778,270,845
                                                              =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $576,845,618 and 44,685,507 shares of
    beneficial interest issued and outstanding).............  $       12.91
    Maximum sales charge (4.75%* of offering price).........            .64
                                                              -------------
    Maximum offering price to public........................  $       13.55
                                                              =============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $159,871,244 and 12,392,536 shares of
    beneficial interest issued and outstanding).............  $       12.90
                                                              =============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $41,553,983 and 3,221,116 shares of
    beneficial interest issued and outstanding).............  $       12.90
                                                              =============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 27,594,313
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,931,126
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $714,560, $842,410 and $214,976,
  respectively).............................................     1,771,946
Shareholder Services........................................       265,348
Legal.......................................................        54,180
Custody.....................................................        22,644
Trustees' Fees and Related Expenses.........................        13,922
Other.......................................................       220,657
                                                              ------------
    Total Expenses..........................................     4,279,823
    Less Credits Earned on Cash Balances....................        11,916
                                                              ------------
    Net Expenses............................................     4,267,907
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 23,326,406
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(19,316,554)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (44,187,322)
  End of the Period.........................................   (47,485,468)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (3,298,146)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(22,614,700)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $    711,706
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2002     SEPTEMBER 30, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $  23,326,406        $  48,216,905
Net Realized Loss................................    (19,316,554)         (12,592,933)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (3,298,146)           8,671,974
                                                   -------------        -------------
Change in Net Assets from Operations.............        711,706           44,295,946
                                                   -------------        -------------

Distributions from Net Investment Income:
  Class A Shares.................................    (16,300,340)         (34,466,293)
  Class B Shares.................................     (4,016,439)          (9,491,407)
  Class C Shares.................................     (1,024,349)          (2,275,526)
                                                   -------------        -------------
Total Distributions..............................    (21,341,128)         (46,233,226)
                                                   -------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (20,629,422)          (1,937,280)
                                                   -------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     62,057,537          130,829,675
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................     12,106,045           25,205,972
Cost of Shares Repurchased.......................   (103,311,053)        (218,053,328)
                                                   -------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    (29,147,471)         (62,017,681)
                                                   -------------        -------------
TOTAL DECREASE IN NET ASSETS.....................    (49,776,893)         (63,954,961)
NET ASSETS:
Beginning of the Period..........................    828,047,738          892,002,699
                                                   -------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($2,331,068) and ($4,944,373), respectively)...  $ 778,270,845        $ 828,047,738
                                                   =============        =============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                      SIX                                   NINE
                                     MONTHS                                MONTHS       YEAR
                                     ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS A SHARES                      MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                    2002 (A)    2001     2000     1999      1998        1997
                                    ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $13.25    $13.27   $13.91   $15.08    $14.85      $14.47
                                     ------    ------   ------   ------    ------      ------
  Net Investment Income...........      .39       .77      .77      .81       .64         .90
  Net Realized and Unrealized
    Gain/Loss.....................     (.37)     (.05)    (.63)   (1.17)      .22         .38
                                     ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................      .02       .72      .14     (.36)      .86        1.28
Less Distributions from Net
  Investment Income...............      .36       .74      .78      .81       .63         .90
                                     ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $12.91    $13.25   $13.27   $13.91    $15.08      $14.85
                                     ======    ======   ======   ======    ======      ======

Total Return (b)..................     .15%*    5.46%    1.27%   -2.51%     6.00%*      9.05%
Net Assets at End of the Period
  (In millions)...................   $576.8    $607.1   $621.5   $745.2    $771.4      $706.3
Ratio of Expenses to Average Net
  Assets..........................     .87%      .87%     .91%     .96%      .92%        .94%
Ratio of Net Investment Income to
  Average Net Assets..............    6.01%     5.88%    5.91%    5.46%     5.66%       6.09%
Portfolio Turnover................       8%*      22%      37%      77%       66%*        63%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the period ended March 31, 2002 was an increase in the ratio of net investment income to average net assets from 5.97% to 6.01%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX                                   NINE
                                     MONTHS                                MONTHS       YEAR
                                     ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS B SHARES                      MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                    2002 (A)    2001     2000     1999      1998        1997
                                    ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $13.24    $13.27   $13.90   $15.07    $14.84      $14.47
                                     ------    ------   ------   ------    ------      ------
  Net Investment Income...........      .35       .68      .69      .69       .55         .77
  Net Realized and Unrealized
    Gain/Loss.....................     (.38)     (.06)    (.64)   (1.16)      .23         .39
                                     ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................     (.03)      .62      .05     (.47)      .78        1.16
Less Distributions from Net
  Investment Income...............      .31       .65      .68      .70       .55         .79
                                     ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $12.90    $13.24   $13.27   $13.90    $15.07      $14.84
                                     ======    ======   ======   ======    ======      ======

Total Return (b)..................    -.23%*    4.71%     .48%   -3.25%     5.35%*      8.23%
Net Assets at End of the Period
  (In millions)...................   $159.9    $176.5   $221.4   $282.5    $279.6      $229.6
Ratio of Expenses to Average Net
  Assets..........................    1.63%     1.63%    1.67%    1.73%     1.68%       1.71%
Ratio of Net Investment Income to
  Average Net Assets..............    5.25%     5.12%    5.15%    4.70%     4.90%       5.30%
Portfolio Turnover................       8%*      22%      37%      77%       66%*        63%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the period ended March 31, 2002 was an increase in the ratio of net investment income to average net assets from 5.21% to 5.25%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX                                   NINE
                                     MONTHS                                MONTHS       YEAR
                                     ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS C SHARES                      MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                    2002 (A)    2001     2000     1999      1998        1997
                                    ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $13.24    $13.27   $13.90   $15.07    $14.84      $14.47
                                     ------    ------   ------   ------    ------      ------
  Net Investment Income...........      .35       .68      .69      .69       .55         .78
  Net Realized and Unrealized
    Gain/Loss.....................     (.38)     (.06)    (.64)   (1.16)      .23         .38
                                     ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................     (.03)      .62      .05     (.47)      .78        1.16
Less Distributions from Net
  Investment Income...............      .31       .65      .68      .70       .55         .79
                                     ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $12.90    $13.24   $13.27   $13.90    $15.07      $14.84
                                     ======    ======   ======   ======    ======      ======

Total Return (b)..................    -.23%*    4.71%     .48%   -3.25%     5.35%*      8.23%
Net Assets at End of the Period
  (In millions)...................   $ 41.6    $ 44.4   $ 49.1   $ 61.5    $ 63.2      $ 38.6
Ratio of Expenses to Average Net
  Assets..........................    1.63%     1.62%    1.67%    1.73%     1.68%       1.71%
Ratio of Net Investment Income to
  Average Net Assets..............    5.25%     5.13%    5.15%    4.69%     4.90%       5.24%
Portfolio Turnover................       8%*      22%      37%      77%       66%*        63%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the period ended March 31, 2002 was an increase in the ratio of net investment income to average net assets from 5.21% to 5.25%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Municipal Income Fund (formerly Van Kampen Tax Free High Income Fund) (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively. The Fund's name was modified to better reflect its strategy effective January 28, 2002.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2002, the Fund had $6,042,256 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $628,027 increase in cost of securities and a corresponding $628,027 increase in net unrealized depreciation based on securities held by the Fund on October 1, 2001.

    The effect of this change for the six months ended March 31, 2002, was to increase net investment income by $142,512; decrease net unrealized depreciation by $189,627, and increase net realized loss by $332,139. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $111,963,946 which expires between September 30, 2002 and September 30, 2009. Of this amount, $42,452,856 will expire on September 30, 2002. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes and the deferral of losses related to wash sale transactions.

    At March 31, 2002, for federal income tax purposes, cost of long-term investments is $814,832,405, the aggregate gross unrealized appreciation is $20,403,063 and the aggregate gross unrealized depreciation is $69,946,385, resulting in net unrealized depreciation on long-term investments of $49,543,322.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2002, the Fund's custody fee was reduced by $11,916 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the six months ended March 31, 2002, the Fund recognized expenses of approximately $14,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $43,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $221,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act,

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $132,629 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $730,598,101, $195,218,585 and $49,845,649 for Classes A, B and C, respectively. For the six months ended March 31, 2002, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   4,061,362    $  53,479,334
  Class B................................................     470,792        6,184,170
  Class C................................................     182,839        2,394,033
                                                           ----------    -------------
Total Sales..............................................   4,714,993    $  62,057,537
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................     732,828    $   9,580,139
  Class B................................................     147,901        1,932,326
  Class C................................................      45,428          593,580
                                                           ----------    -------------
Total Dividend Reinvestment..............................     926,157    $  12,106,045
                                                           ==========    =============
Repurchases:
  Class A................................................  (5,941,354)   $ (78,128,190)
  Class B................................................  (1,563,064)     (20,431,477)
  Class C................................................    (363,824)      (4,751,386)
                                                           ----------    -------------
Total Repurchases........................................  (7,868,242)   $(103,311,053)
                                                           ==========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    At September 30, 2001, capital aggregated $745,666,818, $207,533,566 and
$51,609,422 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    8,256,795    $ 109,062,398
  Class B...............................................    1,168,487       15,421,902
  Class C...............................................      481,594        6,345,375
                                                          -----------    -------------
Total Sales.............................................    9,906,876    $ 130,829,675
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,486,265    $  19,623,608
  Class B...............................................      321,323        4,240,170
  Class C...............................................      101,725        1,342,194
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,909,313    $  25,205,972
                                                          ===========    =============
Repurchases:
  Class A...............................................  (10,745,806)   $(142,015,905)
  Class B...............................................   (4,837,775)     (63,800,110)
  Class C...............................................     (927,965)     (12,237,313)
                                                          -----------    -------------
Total Repurchases.......................................  (16,511,546)   $(218,053,328)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2002 and the year ended September 30, 2001, 353,923 and 1,772,787 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2002 and the year ended September 30, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC).

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    The CDSC for Class B and C Shares will be imposed on most redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                                PERCENTAGE OF DOLLAR
                                                              AMOUNT SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2002, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $46,500 and CDSC on redeemed shares of approximately $192,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $62,549,419 and $84,133,975, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended March 31, 2002, are payments retained by Van Kampen of approximately $706,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $43,400.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
39, 339, 539                                                   Member NASD/SIPC.
STMI SAR 5/02                                                    5572E02-AP-5/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                            TOP FIVE HOLDINGS       7
                             TOP FIVE SECTORS       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      20
                NOTES TO FINANCIAL STATEMENTS      26
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2002)

                                       A SHARES           B SHARES           C SHARES
-------------------------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -1.04%             -1.48%             -1.43%
-------------------------------------------------------------------------------------------------
Six-month total return(2)                -4.27%             -4.38%             -2.39%
-------------------------------------------------------------------------------------------------
One-year total return(2)                 -0.88%             -1.28%              0.68%
-------------------------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.99%              4.91%              4.91%
-------------------------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 5.91%                N/A                N/A
-------------------------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.02%              4.76%(3)           4.21%
-------------------------------------------------------------------------------------------------
Commencement date                      12/13/85           04/30/93           08/13/93
-------------------------------------------------------------------------------------------------

Distribution rate(4)                      4.18%              3.63%              3.63%
-------------------------------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   7.50%              6.52%              6.52%
-------------------------------------------------------------------------------------------------
SEC Yield(6)                              4.14%              3.49%              3.49%
-------------------------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) The taxable-equivalent distribution rate is calculated assuming a 44.3% combined federal and state tax bracket effective for calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2002.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Income may subject certain individuals to the federal alternative minimum tax (AMT).

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2002
- AAA/Aaa............   100%

                                     [PIE CHART]
As of September 30, 2001
- AAA/Aaa............   100%

                                     [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2002)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
10/01                                                                      0.0650
11/01                                                                      0.0650
12/01                                                                      0.0650                             0.0314
1/02                                                                       0.0650
2/02                                                                       0.0650
3/02                                                                       0.0650

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS

(as a percentage of long-term investments--March 31, 2002)

California State                                             3.3%
---------------------------------------------------------------------
California Educational Facilities Authority Revenue
University Of The Pacific                                    3.3%
---------------------------------------------------------------------
Corona, CA Redevelopment Agency Tax Allocation
Redevelopment Project Area A Series A                        2.5%
---------------------------------------------------------------------
Orange County, California Recovery Certificates
Participation Series A                                       2.4%
---------------------------------------------------------------------
Grossmont, California Union High School District
Certificates Participation                                   2.4%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2002                   SEPTEMBER 30, 2001
                                                                       --------------                   ------------------
Tax District                                                               20.70                              23.00
Public Education                                                           19.40                              20.30
General Purpose                                                            17.10                              14.70
Public Building                                                            14.80                               9.40
Higher Education                                                            9.50                              10.30

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed. Securities are classified by sectors that represent broad groupings of related industries.

                                                                         [PHOTO]
                                                               [PHOTO]

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE
FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED MARCH 31,
2002. THE FUND IS MANAGED BY THE ADVISER'S MUNICIPAL TEAM.
CURRENT MEMBERS OF THE TEAM(1) INCLUDE DENNIS S. PIETRZAK,
EXECUTIVE DIRECTOR; JOHN R. REYNOLDSON, EXECUTIVE
DIRECTOR; AND JOSEPH A. PIRARO, VICE PRESIDENT. THE
FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S
PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market over the past
six months has been driven by shifting expectations for the future path of the economy. Yields fell in October 2001 as investors turned to the perceived relative safety of bonds, only to rise in the last two months of the year on the consensus that an economic recovery was on the horizon and, with it, rising interest rates.

    Those concerns were moderated in the first quarter of 2002 by a general sentiment that the economic recovery might not be as strong as was initially expected. As a result, it appeared that expectations for the level of increase in interest rates diminished, and many investors seemed to view the market as having been oversold in the waning months of 2001. The market recovered some of its lost ground, though interest rates began to climb late in March in expectation of eventual interest rate increases by the Federal Reserve.

    Municipalities moved to lock in lower interest rates by boosting their issuance during the period. January was a record month in terms of issuance, and February and March were also quite strong. Concerns over the economy prompted many issuers to enhance their bonds' credit quality with insurance, and as a result the supply of insured paper also saw a healthy increase.

    In keeping with this pattern, the California municipal market has experienced significant volatility over the past six months. The state's general obligations were downgraded by both Standard & Poor's and Moody's in the fourth quarter, which caused yield spreads to widen. In the first quarter of

2002, supply and demand factors took over. The state's bonds generally performed strongly in the first two months of the year as supply fell off, while demand continued to be strong. This dynamic reversed toward the end of the quarter when issuance surged. Spreads have remained wide in anticipation of even more issuance in the second quarter of 2002.

    The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0650 per Class A share translates to a distribution rate of 4.18 percent based on the fund's maximum offering price as of March 31, 2002. For the six-month period ended March 31, 2002, the fund generated a total return of -1.04 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 3.25 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 0.33 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   One of the primary strategies we
used for the fund involved efforts to streamline the portfolio to make it more efficient. By reducing the number of names in the portfolio, we have positioned it to potentially benefit from increased liquidity and to allow us more flexibility in managing the fund. We have largely accomplished this through the sale of smaller lots when they reached their price targets.

    Part of the proceeds of these sales went into the purchase of premium-coupon bonds that have tended to perform like intermediate-duration securities. Historically, these bonds have offered an attractive income stream, especially in periods of falling interest rates such as we saw during the reporting period. At the same time, we believe their intermediate duration limits their vulnerability to rising interest rates that generally accompany an economic recovery.

    On a sector level, we chose to emphasize bonds tied to essential services. In our view, these sectors represent services that are typically used--and thus can generate revenue to support the bonds--no matter how weak the economy. For example, we added to the fund's holdings of public building, transportation and general purpose bonds. If we feel supply conditions have improved, we may also add to the fund's holdings of water and sewer bonds in the coming months.

    Investors in the California market have had tremendous demand for bonds on the shorter end of the yield curve. As a result, many shorter-maturity bonds have experienced strong price appreciation. We took advantage of this by selling some of the portfolio's shorter-maturity holdings as they rose in price, and rotated those assets into the more attractively-priced intermediate issues. The portfolio's low exposure to the short end of the curve was beneficial when interest rates began to rise late in the period.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We expect that the U.S. economy
should continue to improve in the near term. As a result, we also expect that interest rates will begin to rise, though the extent and timing remain in question. Once this happens, it should cause the yield curve to continue to flatten. Our quantitative analysis has shown that this pattern has historically favored the intermediate portion of the yield curve in terms of expected total return.

    We also expect issuance to continue to be strong, though perhaps not at record levels. With interest rates low but expected to rise in the near future, we believe issuers have strong incentives to bring supply to the market to potentially capture favorable terms.

    In addition to the economy, we believe the performance of the equity markets is likely to continue to exert a strong influence on the municipal market. In times of volatility for equities, such as we have seen in recent years, investors have tended to prefer the perceived relative stability of bonds. Generally, a boost in demand for bonds helps shore up the market. We look for this behavior to continue for as long as stocks struggle with the specter of diminished corporate earnings.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1-percent change in the price of a bond for every 1-percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS  95.5%
$ 1,925    Alhambra, CA City Elem Sch Dist Cap Apprec
           Ser A (FSA Insd)............................   *       09/01/20   $    680,641
  2,900    Anaheim, CA Pub Fin Auth Rev Elec Sys
           Generation Ser B Rfdg (FSA Insd)............  5.000%   10/01/16      2,922,388
  2,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev
           (Inverse Fltg) (MBIA Insd).................. 11.220    12/28/18      2,462,500
  1,430    Bay Area Govt Assn CA Lease Rev Cap Projs
           Ser A (AMBAC Insd)..........................  5.250    07/01/17      1,469,682
  3,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
           Agy Pool Ser A2 (FSA Insd) (a)..............  6.400    12/15/14      3,311,130
  7,000    California Edl Fac Auth Rev Univ Of The
           Pacific (MBIA Insd).........................  5.875    11/01/20      7,460,950
  2,000    California Hlth Fac Fin Auth Rev Kaiser
           Permanente Ser A (FSA Insd).................  5.550    08/15/25      2,013,360
  1,050    California Spl Dist Assn Fin Corp Ctfs Partn
           Pgm Ser DD (FSA Insd).......................  5.625    01/01/27      1,078,980
  1,250    California St (FGIC Insd)...................  6.250    09/01/12      1,439,950
  2,450    California St (FGIC Insd)...................  5.000    10/01/14      2,488,734
  2,000    California St (FGIC Insd)...................  4.500    12/01/21      1,794,100
  1,200    California St Dept Transn Ctfs Ser A Rfdg
           (MBIA Insd).................................  5.250    03/01/16      1,230,384
  2,000    California St Dept Vet Affairs Ser A (AMBAC
           Insd).......................................  5.300    12/01/21      1,993,800
  2,500    California St Pub Wks Brd Lease Dept
           Corrections Ten Admin Ser A (AMBAC Insd)....  5.250    03/01/17      2,563,075
  4,125    California St Pub Wks Brd Lease Rev CA St
           Univ Ser A Rfdg (AMBAC Insd)................  5.500    10/01/14      4,325,846
  2,000    California St Pub Wks Brd Lease Rev Dept
           Corr Ser B Rfdg (AMBAC Insd)................  5.250    01/01/12      2,137,640
  1,000    California St Pub Wks Brd Lease Rev Var
           Cmnty College Proj Ser B Rfdg (AMBAC
           Insd).......................................  5.625    03/01/16      1,041,810
  2,000    California St Rfdg (FGIC Insd) (b)..........  5.250    02/01/10      2,120,440
  2,000    California St Rfdg (FGIC Insd)..............  5.500    03/01/12      2,140,300
  7,750    California St Rfdg (FGIC Insd)..............  5.000    02/01/23      7,500,992

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
$ 1,000    California Statewide Cmntys Dev Auth Ctfs
           Partn San Diego St Univ Fndtn Rfdg
           (Prerefunded @ 3/1/07) (AMBAC Insd).........  5.250%   03/01/22   $  1,089,900
  1,000    Carson, CA Redev Agy Redev Proj Area No 1
           Tax Alloc (MBIA Insd).......................  5.500    10/01/15      1,081,940
  2,000    Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys
           Impt Proj Ser A Rfdg (MBIA Insd) (a)........  7.000    08/01/12      2,416,120
  3,000    Castaic Lake Wtr Agy CA Rev Ctfs Partn Ser A
           (MBIA Insd).................................  5.250    08/01/23      2,997,870
  2,335    Chaffey, CA Union High Sch Dist Ser B (FGIC
           Insd).......................................  5.500    08/01/16      2,463,028
  1,205    Channel Islands Beach, CA Cmnty Svcs Dist
           Ctfs Partn CA Spl Dist Fin Proj BB (FSA
           Insd).......................................  5.700    09/01/21      1,254,682
  1,105    Chino, CA Ctfs Partn Redev Agy (MBIA
           Insd).......................................  6.200    09/01/18      1,147,620
  1,000    Clovis, CA Uni Sch Dist Cap Apprec Ser A
           (FGIC Insd).................................   *       08/01/17        434,030
  3,000    Clovis, CA Uni Sch Dist Cap Apprec Ser A
           (FGIC Insd).................................   *       08/01/18      1,213,710
  1,550    Contra Costa, CA Wtr Auth Wtr Treatment Rev
           Ser A Rfdg (FGIC Insd)......................  5.750    10/01/14      1,598,158
  5,165    Corona, CA Redev Agy Tax Alloc Redev Proj
           Area A Ser A Rfdg (FGIC Insd)...............  6.250    09/01/13      5,618,280
  1,000    East Bay, CA Muni Util Dist Spl Dist No 1
           Ser E (FGIC Insd)...........................  5.000    04/01/15      1,001,890
  1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
           (MBIA Insd).................................  5.000    06/01/21        975,250
  1,000    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC
           Insd).......................................  6.000    10/01/12      1,040,140
  1,400    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC
           Insd).......................................  6.000    10/01/19      1,449,322
  1,480    Fontana, CA Redev Agy Tax Alloc Dwntwn Redev
           Proj Rfdg (MBIA Insd).......................  5.000    09/01/21      1,441,372
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................  5.000    01/15/16      2,012,940
    650    Fresno, CA Jt Pwrs Fin Auth Ser A (FSA
           Insd).......................................  5.000    06/01/17        648,927
    590    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd).......................................  5.900    08/01/17        655,431
    630    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd).......................................  5.900    08/01/18        699,105
    675    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd).......................................  5.900    08/01/19        745,261

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
$   720    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd).......................................  5.900%   08/01/20   $    792,122
 20,000    Grossmont, CA Union High Sch Dist Ctfs Partn
           (MBIA Insd).................................   *       11/15/21      5,348,800
  1,750    Hacienda La Puente, CA Uni Sch Dist Ser A
           (MBIA Insd).................................  5.500    08/01/20      1,804,653
  1,250    Hemet, CA Uni Sch Dist Ctfs Partn Nutrition
           Ctr Proj (FSA Insd).........................  5.875    04/01/27      1,315,350
  1,950    Imperial Irr Dist CA Ctfs Partn Wtr Sys Proj
           (AMBAC Insd)................................  5.000    07/01/19      1,916,675
  2,000    Inglewood, CA Redev Agy Tax Alloc Merged
           Redev Proj Ser A Rfdg (AMBAC Insd)..........  5.250    05/01/23      2,031,900
  1,715    Irvine, CA Pub Facs & Infrastructure Ser B
           (AMBAC Insd)................................  5.000    09/02/23      1,652,694
  1,000    Livermore-Amador Vly Wtr Mgmt Agy CA Swr Rev
           Ser A (AMBAC Insd)..........................  5.250    08/01/16      1,033,110
  2,000    Lodi, CA Ctfs Partn Pub Impt Fin Proj (MBIA
           Insd).......................................  5.000    10/01/31      1,900,960
  1,000    Long Beach, CA Bond Fin Auth Lease Rev
           Rainbow Harbor Refin Proj A (AMBAC Insd)....  5.250    05/01/24        998,000
  1,200    Long Beach, CA Bond Fin Auth Pub Lease
           Safety Facs Projs (AMBAC Insd)..............  5.250    11/01/15      1,249,944
  1,260    Long Beach, CA Bond Fin Auth Pub Lease
           Safety Facs Projs (AMBAC Insd)..............  5.250    11/01/16      1,306,066
  1,545    Long Beach, CA Bond Fin Auth Pub Lease
           Safety Facs Projs (AMBAC Insd)..............  5.250    11/01/20      1,556,788
  2,740    Los Angeles Cnty, CA Ctfs Partn Antelope Vly
           Courthouse Ser A (AMBAC Insd)...............  5.750    11/01/16      2,940,321
  3,335    Los Angeles Cnty, CA Ctfs Partn Disney Pkg
           Proj Rfdg (AMBAC Insd)......................  4.750    03/01/23      3,090,678
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop A First Tier Sr Ser C Rfdg (AMBAC
           Insd).......................................  5.000    07/01/23        967,500
  2,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop A Second Tier Sr Ser A Rfdg (AMBAC
           Insd).......................................  5.000    07/01/25      1,921,460
  1,235    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop C Second Tier Sr Ser A Rfdg (FGIC
           Insd).......................................  5.000    07/01/15      1,253,661
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop C Second Tier Sr Ser A Rfdg (FGIC
           Insd).......................................  5.000    07/01/16      1,006,190

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
$ 1,265    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd)......................   *       08/01/24   $    351,189
  1,320    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd)......................   *       08/01/25        345,246
  2,460    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd)......................   *       08/01/28        536,575
    300    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd)..............  4.250%   09/01/13        291,129
    505    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd)..............  4.375    09/01/14        490,830
    545    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd)..............  4.500    09/01/15        528,149
    570    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd)..............  4.600    09/01/16        551,008
    595    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd)..............  4.625    09/01/17        569,028
    625    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd)..............  4.750    09/01/18        598,494
    404    Los Angeles Cnty, CA Tran Comm Lease Rev Dia
           RR Lease Ltd (FSA Insd).....................  7.375    12/15/06        410,723
  1,000    Los Angeles, CA Cmnty College Dist Ctf Part
           City College Satellite Ser A (MBIA Insd)....  5.000    08/01/26        962,480
  4,500    Los Angeles, CA Cmnty College Ser A Rfdg
           (FSA Insd)..................................  6.000    08/15/20      4,642,650
  2,380    Los Angeles, CA Mtg Rev FHA Security 8 Asstd
           Proj Ser A Rfdg (MBIA Insd).................  6.100    07/01/25      2,424,316
  2,000    Los Angeles, CA Muni Impt Corp Lease Rev
           Cent Lib Proj Ser B Rfdg (MBIA Insd)........  5.375    06/01/15      2,037,180
  1,000    Los Angeles, CA Ser A (MBIA Insd)...........  5.000    09/01/16      1,007,060
  1,000    Los Angeles, CA Uni Sch Dist 1997 Election
           Ser E (MBIA Insd) (b).......................  5.500    07/01/17      1,051,550
  1,000    Los Angeles, CA Uni Sch Dist Ser B
           (Prerefunded @ 7/1/08) (FGIC Insd)..........  5.375    07/01/15      1,041,700

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
$ 3,100    Los Angeles, CA Uni Sch Dist Ser D
           (Prerefunded @ 7/1/10) (FGIC Insd)..........  5.625%   07/01/15   $  3,308,351
  1,750    Los Angeles, CA Wstwtr Sys Rev Ser A (FGIC
           Insd).......................................  5.000    06/01/28      1,672,423
    370    M-S-R Pub Pwr Agy CA San Juan Proj Rev Adj
           Sub Lien Ser E (MBIA Insd)..................  6.000    07/01/22        372,575
  1,500    Modesto, CA Irr Dist Ctfs Partn Cap Impts
           Ser A (FSA Insd)............................  5.250    07/01/18      1,524,510
  2,000    Montclair, CA Redev Agy Tax Redev Proj No V
           Rfdg (MBIA Insd)............................  5.000    10/01/20      1,970,320
  1,000    Mount Pleasant, CA Elem Sch Dist 1998
           Election Ser C (FSA Insd)...................  5.500    03/01/26      1,026,500
  1,570    Mountain View, CA Shoreline Tax Alloc Ser A
           (MBIA Insd).................................  5.250    08/01/16      1,626,316
    350    Murrieta Vly, CA Uni Sch Dist 1998 Ser B
           (FGIC Insd).................................  4.100    09/01/14        328,979
    410    Murrieta Vly, CA Uni Sch Dist 1998 Ser B
           (FGIC Insd).................................  4.250    09/01/15        385,806
    265    Murrieta Vly, CA Uni Sch Dist 1998 Ser B
           (FGIC Insd).................................  4.375    09/01/16        249,153
  2,000    Natomas, CA Uni Sch Dist Rfdg (FGIC Insd)...  5.250    09/01/16      2,060,980
  1,250    North City West, CA Sch Fac Fin Auth Spl Tax
           Ser B Rfdg (FSA Insd).......................  5.750    09/01/15      1,343,775
  3,915    Oak Grove, CA Sch Dist 1995 Election (FGIC
           Insd).......................................  5.250    08/01/25      3,896,443
  1,000    Oakland, CA Uni Sch Dist Alameda Cnty (FSA
           Insd).......................................  5.000    08/01/17        999,400
  1,930    Ontario, CA Redev Fin Auth Rev Proj No 1 Ctr
           City & Cimarron (MBIA Insd).................  5.250    08/01/15      2,005,598
  5,000    Orange Cnty, CA Recovery Ctfs Partn Ser A
           (MBIA Insd).................................  5.800    07/01/16      5,380,200
  3,000    Palm Desert, CA Fin Auth Tax Alloc Rev
           (Inverse Fltg) (MBIA Insd).................. 11.005    04/01/22      3,127,860
  1,340    Palm Springs, CA Fin Lease Rev Convention
           Ctr Proj Ser A Rfdg (MBIA Insd).............  5.250    11/01/19      1,355,611
  1,000    Perris, CA Sch Dist Ctfs Partn Rfdg (FSA
           Insd).......................................  6.100    03/01/16      1,068,440
  2,020    Pomona, CA Pub Fin Auth Rev Merged Redev
           Proj Ser AD (MBIA Insd).....................  5.000    02/01/15      2,047,977
  1,110    Pomona, CA Pub Fin Auth Rev Merged Redev
           Proj Ser AD (MBIA Insd).....................  5.000    02/01/16      1,115,839
  1,360    Port Hueneme, CA Ctfs Partn Cap Impt Pgm
           Rfdg (MBIA Insd)............................  6.000    04/01/19      1,515,394

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
$ 1,055    Poway, CA Redev Agy Tax Alloc Paguay Redev
           Proj (AMBAC Insd)...........................  5.375%   06/15/20   $  1,075,583
  1,000    Poway, CA Redev Agy Tax Alloc Paguay Redev
           Proj (AMBAC Insd)...........................  5.125    06/15/33        966,690
  3,000    Rancho Cucamonga, CA Redev Agy Rancho Redev
           Proj (MBIA Insd)............................  5.375    09/01/25      3,031,470
  1,680    Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist
           883 Ser A Rfdg (AMBAC Insd).................  6.000    09/01/17      1,818,919
  1,000    Redding, CA Elec Sys Rev Ctfs Partn (Inverse
           Fltg) (MBIA Insd)........................... 11.235    07/01/22      1,231,210
  2,000    Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg
           (FSA Insd)..................................  5.625    09/01/18      2,090,780
  1,000    Riverside Cnty, CA Ctfs Partn Historic
           Courthouse Proj (MBIA Insd).................  5.875    11/01/27      1,054,660
  1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd)..............   *       08/01/31        319,112
  1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd)..............   *       08/01/33        283,239
  1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd)..............   *       08/01/35        251,141
  1,000    Roseville, CA Fin Auth Loc Agy Rev Northeast
           Cmnty Fac Dist Bd Ser A Rfdg (FSA Insd).....  5.000    09/01/21        975,090
  1,310    Rowland, CA Uni Sch Dist Ser A (FSA Insd)...  5.500    09/01/20      1,351,239
  2,500    San Bernardino Cnty, CA Ctfs Partn Ser B
           (Embedded Swap) (MBIA Insd).................  5.500    07/01/16      2,561,200
    410    San Bernardino Cnty, CA Ctfs West Vly
           Detention Ctr Refin Ser A (MBIA Insd).......  4.500    11/01/17        386,060
  1,000    San Diego, CA Indl Dev Rev San Diego Gas &
           Elec Ser A (MBIA Insd)......................  6.400    09/01/18      1,032,240
  1,595    San Diego, CA Uni Sch Dist Ser C............  5.000    07/01/17      1,594,027
  1,500    San Francisco, CA City & Cnty Redev Fin Auth
           Tax Alloc San Francisco Redev Projs Ser A
           (FSA Insd)..................................  5.000    08/01/15      1,515,735
  3,000    San Francisco, CA City & Cnty Second Ser
           Issue 26B (FGIC Insd).......................  5.000    05/01/22      2,909,250
  2,675    San Jose, CA Fin Auth Lease Rev Convention
           Ctr Proj Ser F Rfdg (MBIA Insd).............  5.000    09/01/17      2,673,475
  2,000    San Jose, CA Redev Tax Alloc Merged Area
           Redev Proj (AMBAC Insd).....................  4.750    08/01/23      1,854,020
  1,000    San Leandro, CA Ctf Partn Lib & Fire
           Stations Fin (AMBAC Insd)...................  5.750    11/01/29      1,050,010
  1,000    San Leandro, CA Jt Proj Area Fin (MBIA
           Insd).......................................  5.100    12/01/26        972,700

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
$ 1,260    San Luis, CA Wtr Dists Rev Ctfs Partn Cap
           Impt Proj Rfdg (AMBAC Insd).................  5.500%   11/01/16   $  1,310,362
  2,025    San Marcos, CA Pub Facs Auth Ref Pub Impt
           Civic Ctr Ser A (MBIA Insd).................  5.000    08/01/21      1,974,618
  5,080    San Marcos, CA Redev Agy Tax Alloc (FSA
           Insd).......................................  5.375    08/01/25      5,129,378
  1,725    San Mateo Cnty, CA Jt Pwrs Auth Lease Rev
           Cap Proj Ser A Rfdg (FSA Insd)..............  4.750    07/15/23      1,599,420
    500    San Rafael, CA Redev Agency Tax Alloc (AMBAC
           Insd).......................................  5.000    12/01/22        485,230
  1,855    Santa Barbara Cnty, CA Ctfs Partn (MBIA
           Insd).......................................  5.000    12/01/17      1,853,868
  1,500    Tahoe Truckee, CA Uni Sch Dist Sch Facs Impt
           Dist No 1 Rfdg (MBIA Insd)..................  5.500    08/01/18      1,597,680
    570    Temecula Vly, CA Uni Sch Dist Ctfs Partn
           Rfdg (FSA Insd).............................  6.000    09/01/18        620,143
  1,000    University of CA Rev Multi Purp Proj Ser F
           (FGIC Insd).................................  5.000    09/01/16      1,005,140
  1,000    University of CA Rev Multi Purp Proj Ser M
           (FGIC Insd).................................  5.125    09/01/17      1,009,640
  1,000    University of CA Rev Resh Fac Ser E (AMBAC
           Insd).......................................  5.000    09/01/19        981,940
  2,000    Ventura Cnty, CA Ctfs Partn Pub Fin Auth Ser
           I (FSA Insd)................................  5.250    08/15/16      2,049,640
  1,415    William S Hart, CA Uni High Sch Sch Fac Proj
           (MBIA Insd).................................  5.800    09/01/18      1,514,234
                                                                             ------------

TOTAL LONG-TERM INVESTMENTS  95.5%
  (Cost $220,462,340).....................................................    226,599,450
SHORT-TERM INVESTMENTS  2.8%
  (Cost $6,700,000).......................................................      6,700,000
                                                                             ------------

TOTAL INVESTMENTS  98.3%
  (Cost $227,162,340).....................................................    233,299,450
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%...............................      3,954,103
                                                                             ------------

NET ASSETS  100.0%........................................................   $237,253,553
                                                                             ============

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

* Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Securities purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $227,162,340).......................  $233,299,450
Cash........................................................       162,206
Receivables:
  Investments Sold..........................................     5,118,680
  Interest..................................................     2,518,366
  Fund Shares Sold..........................................       211,141
Other.......................................................       123,603
                                                              ------------
    Total Assets............................................   241,433,446
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,171,422
  Income Distributions......................................       280,946
  Fund Shares Repurchased...................................       207,292
  Distributor and Affiliates................................       164,559
  Investment Advisory Fee...................................        96,173
Trustees' Deferred Compensation and Retirement Plans........       166,424
Accrued Expenses............................................        93,077
                                                              ------------
    Total Liabilities.......................................     4,179,893
                                                              ------------
NET ASSETS..................................................  $237,253,553
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $230,456,030
Net Unrealized Appreciation.................................     6,137,110
Accumulated Net Realized Gain...............................       467,422
Accumulated Undistributed Net Investment Income.............       192,991
                                                              ------------
NET ASSETS..................................................  $237,253,553
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $175,388,734 and 9,729,502 shares of
    beneficial interest issued and outstanding).............  $      18.03
    Maximum sales charge (3.25%* of offering price).........           .61
                                                              ------------
    Maximum offering price to public........................  $      18.64
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $50,621,869 and 2,808,927 shares of
    beneficial interest issued and outstanding).............  $      18.02
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,242,950 and 624,064 shares of
    beneficial interest issued and outstanding).............  $      18.02
                                                              ============

* On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 6,097,560
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      561,700
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $216,643, $257,950 and $55,364,
  respectively).............................................      529,957
Shareholder Services........................................       82,097
Legal.......................................................       12,140
Trustees' Fees and Related Expenses.........................       10,564
Custody.....................................................       10,122
Other.......................................................       96,974
                                                              -----------
    Total Expenses..........................................    1,303,554
    Less Credits Earned on Cash Balances....................        4,646
                                                              -----------
    Net Expenses............................................    1,298,908
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,798,652
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   500,992
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   14,414,811
  End of the Period.........................................    6,137,110
                                                              -----------
Net Unrealized Depreciation During the Period...............   (8,277,701)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(7,776,709)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(2,978,057)
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2002     SEPTEMBER 30, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  4,798,652         $  8,932,599
Net Realized Gain................................        500,992            3,653,966
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (8,277,701)           7,322,293
                                                    ------------         ------------
Change in Net Assets from Operations.............     (2,978,057)          19,908,858
                                                    ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.................................     (3,722,233)          (6,885,041)
  Class B Shares.................................       (914,960)          (1,478,791)
  Class C Shares.................................       (196,778)            (287,197)
                                                    ------------         ------------
                                                      (4,833,971)          (8,651,029)
                                                    ------------         ------------

Distributions from Net Realized Gain:
  Class A Shares.................................       (295,777)                 -0-
  Class B Shares.................................        (88,471)                 -0-
  Class C Shares.................................        (19,226)                 -0-
                                                    ------------         ------------
                                                        (403,474)                 -0-
                                                    ------------         ------------
Total Distributions..............................     (5,237,445)          (8,651,029)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (8,215,502)          11,257,829
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     34,851,508           55,582,238
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      3,454,742            5,438,114
Cost of Shares Repurchased.......................    (26,380,370)         (36,135,855)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     11,925,880           24,884,497
                                                    ------------         ------------
TOTAL INCREASE IN NET ASSETS.....................      3,710,378           36,142,326
NET ASSETS:
Beginning of the Period..........................    233,543,175          197,400,849
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $192,991
  and $125,905, respectively)....................   $237,253,553         $233,543,175
                                                    ============         ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX                                   NINE
                                   MONTHS                                MONTHS       YEAR
                                   ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS A SHARES                    MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                  2002 (C)    2001     2000     1999      1998        1997
                                  ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $18.64    $17.67   $17.28   $18.77    $18.29      $17.61
                                   ------    ------   ------   ------    ------      ------
  Net Investment Income.........      .38       .81      .82      .83       .64         .88
  Net Realized and Unrealized
    Gain/Loss...................     (.57)      .94      .38    (1.45)      .50         .65
                                   ------    ------   ------   ------    ------      ------
Total from Investment
  Operations....................     (.19)     1.75     1.20     (.62)     1.14        1.53
                                   ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income...........      .39       .78      .81      .87       .66         .85
  Distributions from Net
    Realized Gain...............      .03       -0-      -0-      -0-       -0-         -0-
                                   ------    ------   ------   ------    ------      ------
Total Distributions.............      .42       .78      .81      .87       .66         .85
                                   ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $18.03    $18.64   $17.67   $17.28    $18.77      $18.29
                                   ======    ======   ======   ======    ======      ======

Total Return (a)................   -1.04%*   10.09%    7.20%   -3.44%     6.38%*      8.93%
Net Assets at End of the Period
  (In millions).................   $175.4    $174.9   $152.5   $162.0    $151.0      $140.7
Ratio of Expenses to Average Net
  Assets (b)....................     .89%      .89%     .98%     .92%      .88%        .96%
Ratio of Net Investment Income
  to Average Net Assets.........    4.22%     4.43%    4.79%    4.52%     4.66%       4.96%
Portfolio Turnover..............      13%*      39%      52%      44%       21%*        46%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was an increase in the ratio of net investment income to average net assets from 4.20% to 4.22%. Net investment income per share and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX                                   NINE
                                   MONTHS                                MONTHS       YEAR
                                   ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS B SHARES                    MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                  2002 (C)    2001     2000     1999      1998        1997
                                  ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $18.65    $17.69   $17.26   $18.76    $18.29      $17.60
                                   ------    ------   ------   ------    ------      ------
  Net Investment Income.........      .32       .67      .68      .68       .53         .74
  Net Realized and Unrealized
    Gain/Loss...................     (.59)      .94      .43    (1.45)      .50         .67
                                   ------    ------   ------   ------    ------      ------
Total from Investment
  Operations....................     (.27)     1.61     1.11     (.77)     1.03        1.41
                                   ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income...........      .33       .65      .68      .73       .56         .72
  Distributions from Net
    Realized Gain...............      .03       -0-      -0-      -0-       -0-         -0-
                                   ------    ------   ------   ------    ------      ------
Total Distributions.............      .36       .65      .68      .73       .56         .72
                                   ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $18.02    $18.65   $17.69   $17.26    $18.76      $18.29
                                   ======    ======   ======   ======    ======      ======

Total Return (a)................   -1.48%*    9.27%    6.63%   -4.20%     5.76%*      8.19%
Net Assets at End of the Period
  (In millions).................   $ 50.6    $ 47.7   $ 38.3   $ 45.3    $ 40.1      $ 31.0
Ratio of Expenses to Average Net
  Assets (b)....................    1.65%     1.65%    1.74%    1.68%     1.64%       1.72%
Ratio of Net Investment Income
  to Average Net Assets.........    3.46%     3.67%    4.03%    3.76%     3.89%       4.18%
Portfolio Turnover..............      13%*      39%      52%      44%       21%*        46%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was an increase in the ratio of net investment income to average net assets from 3.44% to 3.46%. Net investment income per share and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX                                   NINE
                                   MONTHS                                MONTHS       YEAR
                                   ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS C SHARES                    MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                  2002 (C)    2001     2000     1999      1998        1997
                                  ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $18.64    $17.68   $17.26   $18.75    $18.29      $17.60
                                   ------    ------   ------   ------    ------      ------
  Net Investment Income.........      .32       .68      .68      .69       .53         .74
  Net Realized and Unrealized
    Gain/Loss...................     (.58)      .93      .42    (1.45)      .49         .67
                                   ------    ------   ------   ------    ------      ------
Total from Investment
  Operations....................     (.26)     1.61     1.10     (.76)     1.02        1.41
                                   ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income...........      .33       .65      .68      .73       .56         .72
  Distributions from Net
    Realized Gain...............      .03       -0-      -0-      -0-       -0-         -0-
                                   ------    ------   ------   ------    ------      ------
Total Distributions.............      .36       .65      .68      .73       .56         .72
                                   ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $18.02    $18.64   $17.68   $17.26    $18.75      $18.29
                                   ======    ======   ======   ======    ======      ======

Total Return (a)................   -1.43%*    9.27%    6.57%   -4.15%     5.70%*      8.19%
Net Assets at End of the Period
  (In millions).................   $ 11.2    $ 11.0   $  6.6   $  7.4    $  4.8      $  3.8
Ratio of Expenses to Average Net
  Assets (b)....................    1.65%     1.65%    1.74%    1.69%     1.63%       1.71%
Ratio of Net Investment Income
  to Average Net Assets.........    3.46%     3.67%    4.03%    3.75%     3.87%       4.15%
Portfolio Turnover..............      13%*      39%      52%      44%       21%*        46%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was an increase in the ratio of net investment income to average net assets from 3.44% to 3.46%. Net investment income per share and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2002, the Fund had $3,171,990 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $102,405 increase in cost of securities and a corresponding $102,405 decrease in net unrealized appreciation based on securities held by the Fund on October 1, 2001.

    The effect of this change for the six months ended March 31, 2002, was to increase net investment income by $29,773; decrease net unrealized appreciation by $19,252 and decrease net realized gains by $10,521. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:


Cost of investments for tax purposes........................    $227,040,683
                                                                ============
Gross tax unrealized appreciation...........................    $  7,851,325
Gross tax unrealized depreciation...........................       1,592,558
                                                                ------------
Net tax unrealized appreciation on investments..............    $  6,258,767
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six months ended March 31, 2002, the Fund's custody fee was reduced by $4,646 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $100 million..........................................       .500%
Next $150 million...........................................       .450%
Next $250 million...........................................       .425%
Over $500 million...........................................       .400%

    For the six months ended March 31, 2002, the Fund recognized expenses of approximately $3,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services Agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $21,400 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $62,220. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $110,062 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $167,291,891, $51,354,095 and $11,810,044 for Classes A, B and C, respectively. For the six months ended March 31, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,242,812    $ 22,986,606
  Class B.................................................     515,829       9,599,767
  Class C.................................................     122,972       2,265,135
                                                            ----------    ------------
Total Sales...............................................   1,881,613    $ 34,851,508
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     143,645    $  2,642,214
  Class B.................................................      36,851         677,589
  Class C.................................................       7,342         134,939
                                                            ----------    ------------
Total Dividend Reinvestment...............................     187,838    $  3,454,742
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,036,475)   $(19,081,986)
  Class B.................................................    (300,646)     (5,513,157)
  Class C.................................................     (96,603)     (1,785,227)
                                                            ----------    ------------
Total Repurchases.........................................  (1,433,724)   $(26,380,370)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    At September 30, 2001, capital aggregated $160,745,057, $46,589,896 and
$11,195,197 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,881,368    $ 34,375,045
  Class B.................................................     850,388      15,577,720
  Class C.................................................     306,639       5,629,473
                                                            ----------    ------------
Total Sales...............................................   3,038,395    $ 55,582,238
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     235,997    $  4,308,867
  Class B.................................................      53,355         974,717
  Class C.................................................       8,452         154,530
                                                            ----------    ------------
Total Dividend Reinvestment...............................     297,804    $  5,438,114
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,369,104)   $(25,022,531)
  Class B.................................................    (510,847)     (9,320,800)
  Class C.................................................     (98,008)     (1,792,524)
                                                            ----------    ------------
Total Repurchases.........................................  (1,977,959)   $(36,135,855)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2002 and year ended September 31, 2001, 62,621 and 125,586 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2002 and the year ended September 30, 2001, no Class C Shares converted to Class A Shares. Classes B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC).

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

The CDSC will be imposed on most redemptions made within four years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   3.00%              1.00%
Second.....................................................   2.50%               None
Third......................................................   2.00%               None
Fourth.....................................................   1.00%               None
Fifth and Thereafter.......................................    None               None

    For the six months ended March 31, 2002, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $24,300 and CDSC on redeemed shares of approximately $32,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $41,461,001 and $30,349,199, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended March 31, 2002, are payments retained by Van Kampen of approximately $231,800 and payments to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $25,600.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
41, 341, 541                                                   Member NASD/SIPC.
CAI SAR 5/02                                                     5575E02-AP-5/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                              TOP FIVE STATES       7
                             TOP FIVE SECTORS       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      27
                NOTES TO FINANCIAL STATEMENTS      33

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      40
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      41

Promising economic signs have appeared on the horizon.
This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -0.77%     -1.14%     -1.07%
-------------------------------------------------------------------------
Six-month total return(2)                -5.51%     -5.01%     -2.04%
-------------------------------------------------------------------------
One-year total return(2)                 -2.44%     -2.24%      0.69%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.14%      3.11%      3.36%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 4.77%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.62%      4.41%(3)    3.41%
-------------------------------------------------------------------------
Commencement date                      08/01/90   08/24/92   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                      4.74%      4.23%      4.23%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   7.72%      6.89%      6.89%
-------------------------------------------------------------------------
SEC Yield(6)                              4.78%      4.26%      4.27%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 38.6%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2002.

    A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2002
- AAA/Aaa............  59.5%   [PIE CHART]
- AA/Aa..............  12.4%
- A/A................   6.1%
- BBB/Baa............   4.6%
- BB/Ba..............   0.8%
- B/B................   0.6%
- Non-Rated..........  16.0%
As of September 30, 2001
- AAA/Aaa............  55.1%   [PIE CHART]
- AA/Aa..............  10.0%
- A/A................   6.1%
- BBB/Baa............   5.9%
- BB/Ba..............   1.1%
- B/B................   0.1%
- Non-Rated..........  21.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2002)
[BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
10/01                                                                           0.0585
11/01                                                                           0.0585
12/01                                                                           0.0585
1/02                                                                            0.0585
2/02                                                                            0.0585
3/02                                                                            0.0585

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--March 31, 2002)

New York                                                    11.4%
---------------------------------------------------------------------
Illinois                                                    10.1%
---------------------------------------------------------------------
Texas                                                        9.8%
---------------------------------------------------------------------
New Jersey                                                   5.8%
---------------------------------------------------------------------
Pennsylvania                                                 5.3%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2002                   SEPTEMBER 30, 2001
                                                                       --------------                   ------------------
General Purpose                                                            18.30                              16.20
Health Care                                                                12.80                              13.50
Water & Sewer                                                              10.50                               6.70
Transportation                                                              8.60                               8.50
Public Education                                                            8.30                               6.70

   Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed. Securities are classified by sectors that represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN MUNICIPAL INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S MUNICIPAL TEAM. CURRENT MEMBERS OF THE TEAM(1) INCLUDE JAMES F. WILLISON, MANAGING DIRECTOR; JOSEPH R. ARCIERI, EXECUTIVE DIRECTOR; AND TIMOTHY D. HANEY, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market over the past
six months has been driven by shifting expectations about the future growth of the economy. Yields fell in October 2001 as investors turned to the perceived relative safety of bonds. In the last two months of the year, a consensus developed that an economic recovery was on the horizon, and interest rates moved higher.

    Those concerns were moderated in early 2002 by a general sentiment that the economic recovery might not be as strong as was initially expected. As a result, expectations for imminent short-term interest rate increases diminished, and many investors appeared to view the market as having been oversold in the waning months of 2001. The market recovered much of its lost ground in the first two months of 2002, only to suffer dramatic declines in March as sentiment reversed once again. The net result for the period was a flatter yield curve from two to 30 years, with rates approximately 20 basis points higher in the 30-year maturity range.

    Municipalities moved to lock in lower interest rates by boosting their issuance during the period. January was a record month in terms of issuance. February and March were also quite strong. Concerns over the economy prompted many issuers to enhance their bonds' credit quality with insurance, and as a result the supply of insured paper also saw a healthy increase.

    The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0585 per Class A share translates to a distribution rate of 4.74 percent based on the fund's maximum offering price as of March 31, 2002. For the six-month period ended March 31, 2002, the fund generated a total return of -0.77 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 0.33 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   One of the primary strategies we
used in managing the fund was to continue the process of upgrading the portfolio's credit quality. Over the course of the period, we sought to accomplish this by trimming the fund's exposure to BBB and unrated bonds. We replaced these with higher-quality issues. These transactions lifted the fund's exposure to AAA and AA rated securities by 7 percent.

    In times of economic recovery, credit quality has historically tended to improve. However, we were concerned that certain credits would not respond to improving conditions, and that the municipal supply/demand balance in a rising-rate environment could lead to spread widening. With this view in mind, we moved to reduce the portfolio's credit-risk profile by selling bonds that we felt combined credit risk with the higher interest-rate sensitivity of long-maturity bonds. As a result, the fund's higher-yielding credits were more concentrated in shorter maturities, with the fund's long-maturity exposure composed mainly of high-grade bonds.

    In terms of sectors, we used the proceeds from the sale of some positions to add to the fund's holdings of bonds that fund essential services such as water, sewer and electric utilities. We like essential service bonds because in our opinion, they represent sectors with a fairly reliable cash flow, which helps to keep their credit risk low. These purchases were a significant factor in the fund's improving credit profile.

    We also adjusted the fund's maturity profile in an effort to take advantage of value opportunities in the market. Our quantitative analysis showed that the intermediate part of the yield curve offered the most attractive potential for total return. We attempted to capitalize on this by buying intermediate bonds with premium coupons. We felt these securities offered a competitive income stream as well as controlled interest-rate exposure.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We expect that the U.S. economy
should continue to improve in the near term. As a result, we also believe that interest rates will begin to rise, though the extent and timing remain in question. Once this happens, it should cause the yield curve to continue to flatten. As alluded to earlier, our quantitative analysis has shown that this pattern has historically favored the short to intermediate portion of the yield curve in terms of expected total return.

    We also expect issuance to continue to be strong, though perhaps not at record levels. With interest rates low but expected to rise in the near future, issuers could have strong incentives to bring supply to the market to capture favorable terms.

    In addition to the economy, the performance of the equity markets is likely to continue to exert a strong influence on the municipal market. When equities have experienced periods of volatility in the past, investors have tended to prefer the perceived relative stability of the fixed-income markets. We anticipate the demand for asset class diversification should continue to have a favorable influence on the municipal market.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  96.9%
          ALABAMA  0.5%
$2,930    Alabama Wtr Pollutn Ctl Auth Revolving Fd
          Ln Ser A (AMBAC Insd)..................... 6.750%    08/15/17   $  3,193,378
   240    Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svcs Co Proj Rfdg (a)
          (b)....................................... 6.950     01/01/20         36,035
 2,000    West Jefferson Cnty, AL Amusement & Pub Pk
          Auth First Mtg Visionland Proj (a)........ 6.375     02/01/29        320,000
                                                                          ------------
                                                                             3,549,413
                                                                          ------------
          ALASKA  0.1%
 1,000    Valdez, AK Marine Term Rev Sohio Pipeline
          Rfdg...................................... 7.125     12/01/25      1,040,000
                                                                          ------------

          ARIZONA  2.1%
 3,330    Coconino Cnty, AZ Pollutn Ctl Corp Rev NV
          Pwr Co Proj Ser E Rfdg.................... 5.350     10/01/22      2,979,118
 3,000    Maricopa Cnty, AZ Pollutn Ctl Rfdg........ 6.150     12/01/14      3,020,940
 5,000    Mesa, AZ Util Sys Rev Rfdg (FGIC Insd).... 5.250     07/01/14      5,256,050
   500    Scottsdale, AZ Indl Dev Auth Rev First Mtg
          Westminster Vlg Ser A Rfdg................ 8.250     06/01/15        531,645
 1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale
          Mem Hosp Ser A Rfdg (AMBAC Insd).......... 6.000     09/01/12      2,021,944
 1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale
          Mem Hosp Ser A Rfdg (AMBAC Insd).......... 6.125     09/01/17      1,884,400
                                                                          ------------
                                                                            15,694,097
                                                                          ------------
          ARKANSAS  1.7%
 6,000    Arkansas St Fed Hwy Grant Antic Ser A..... 5.250     08/01/12      6,299,100
 1,635    Jackson Cnty, AR Hlthcare Fac Brd First
          Mtg Hosp Rev Newport Hosp & Clinic Inc.... 7.375     11/01/11      1,638,908
 4,333    Maumelle, AR Dogwood Addition Prd Mun Ppty
          Owners Rfdg............................... 7.500     03/01/06      4,296,002
                                                                          ------------
                                                                            12,234,010
                                                                          ------------
          CALIFORNIA  2.8%
 5,250    Anaheim, CA Pub Fin Auth Lease Cap Apprec
          (FSA Insd)................................   *       09/01/22      1,639,837

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$3,985    Delano, CA Ctf Partn Ser A (Prerefunded @
          01/01/03)................................. 9.250%    01/01/22   $  4,299,138
 2,640    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)..............................   *       09/01/13      1,381,354
 5,430    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)..............................   *       09/01/14      2,652,283
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg (MBIA Insd)...........   *       01/15/17      1,316,370
21,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg.......................   *       01/15/24      5,280,240
15,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg.......................   *       01/15/30      2,531,100
 1,155    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev Cap Apprec (AMBAC Insd)..........   *       09/01/19        437,098
 1,265    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev Cap Apprec (AMBAC Insd)..........   *       09/01/22        396,223
 1,380    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev Cap Apprec (AMBAC Insd)..........   *       09/01/25        360,359
                                                                          ------------
                                                                            20,294,002
                                                                          ------------
          COLORADO  4.6%
 2,840    Adams Cnty, CO Single Family Mtg Rev Ser
          A......................................... 8.875     08/01/10      3,693,846
 3,985    Adams Cnty, CO Single Family Mtg Rev Ser
          A......................................... 8.875     08/01/12      5,338,465
 5,000    Arapahoe Cnty, CO Wtr & Waste Proj Ser A
          (MBIA Insd) (c)........................... 5.125     12/01/32      4,792,500
 1,000    Edgewater, CO Redev Auth Tax Increment Rev
          (Prerefunded @ 12/01/03).................. 6.750     12/01/08      1,071,590
 4,345    El Paso Cnty, CO Sch Dist 020 (FGIC
          Insd)..................................... 5.250     12/15/17      4,406,916
 1,320    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd).....................................   *       12/15/14        697,554
 1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd).....................................   *       12/15/15        707,359
 1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd).....................................   *       12/15/16        663,197
 1,330    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd).....................................   *       12/15/18        546,125
 3,690    Jefferson Cnty, CO Residential Mtg Rev.... 11.500    09/01/12      5,752,784
 6,360    Platte Riv Pwr Auth CO Pwr Rev Ser E...... 5.375     06/01/16      6,550,482
                                                                          ------------
                                                                            34,220,818
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          CONNECTICUT  0.8%
$  495    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A-Private Placement (d)..... 6.500%    09/01/06   $    551,311
 2,530    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A-Private Placement (d)..... 6.400     09/01/11      2,635,071
 2,470    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A-Private Placement
          (Prerefunded @ 09/01/07) (d).............. 6.400     09/01/11      2,777,391
                                                                          ------------
                                                                             5,963,773
                                                                          ------------
          FLORIDA  3.8%
   500    Atlantic Beach, FL Rev Fleet Landing Proj
          Ser A Rfdg & Impt (Prerefunded @
          10/01/04)................................. 7.875     10/01/08        561,265
10,000    Broward Cnty, FL Arpt Sys Rev Ser J-I
          (AMBAC Insd).............................. 5.250     10/01/26      9,659,100
 9,000    Dade Cnty, FL Gtd Entitlement Rev Cap
          Apprec Ser A Rfdg (MBIA Insd).............   *       02/01/18      3,619,350
 5,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)..................................... 5.950     07/01/20      5,379,800
 5,260    Florida St Brd Ed Lottery Rev Ser A (AMBAC
          Insd)..................................... 5.500     07/01/10      5,662,285
   500    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg............. 8.625     07/01/20        538,080
   595    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)..................................... 6.000     10/01/16        595,518
   785    Tampa Palms, FL Open Space & Tran Cmnty
          Dev Dist Rev Cap Impt Area 7 Proj......... 8.500     05/01/17        828,191
   928    Tampa Palms, FL Open Space & Tran Cmnty
          Dev Dist Rev Cap Impt Area 7 Proj......... 7.500     05/01/18        973,147
                                                                          ------------
                                                                            27,816,736
                                                                          ------------
          GEORGIA  3.0%
 2,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev Azalea Manor Proj Ser A............... 6.500     02/01/28      1,810,660
21,975    Georgia Loc Govt Ctfs Partn Grantor Tr Ser
          A (MBIA Insd)............................. 4.750     06/01/28     20,243,809
                                                                          ------------
                                                                            22,054,469
                                                                          ------------
          HAWAII  1.0%
 4,055    Hawaii St Arpts Sys Rev Ser 1993 (MBIA
          Insd)..................................... 6.350     07/01/07      4,302,031
 1,475    Hawaii St Harbor Cap Impt Rev (FGIC
          Insd)..................................... 6.350     07/01/07      1,570,565
 1,560    Hawaii St Harbor Cap Impt Rev (FGIC
          Insd)..................................... 6.400     07/01/08      1,662,040
                                                                          ------------
                                                                             7,534,636
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          ILLINOIS  9.7%
$1,100    Bridgeview, IL Tax Increment Rev Rfdg
          (Prerefunded @ 01/01/04).................. 9.000%    01/01/11   $  1,219,317
 5,900    Broadview, IL Tax Increment Rev Sr Lien
          (Prerefunded @ 07/01/04).................. 8.250     07/01/13      6,521,152
13,600    Chicago, IL Brd Ed Cap Apprec Sch Reform
          B-1 (FGIC Insd)...........................   *       12/01/22      4,107,064
 6,800    Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd).........................   *       12/01/19      2,491,520
 5,000    Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd).........................   *       12/01/20      1,719,250
 6,375    Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd).........................   *       12/01/21      2,058,806
 3,000    Chicago, IL Lakefront Millennium Pkg Fac
          (MBIA Insd)...............................   *       01/01/19      2,434,920
 1,000    Chicago, IL Metro Wtr Reclamation Dist Gtr
          Chicago................................... 7.000     01/01/11      1,170,930
 5,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
          Third Lien Ser A Rfdg (MBIA Insd)......... 5.375     01/01/32      4,826,950
 5,100    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Proj Ser B................... 5.200     04/01/11      3,060,408
   900    Chicago, IL O'Hare Intl Arpt Spl United
          Airl Proj Ser A........................... 5.350     09/01/16        540,027
 4,130    Chicago, IL Proj & Rfdg Ser A (MBIA
          Insd)..................................... 5.000     01/01/41      3,766,353
 3,210    Chicago, IL Proj & Rfdg Ser C (FGIC
          Insd)..................................... 5.750     01/01/16      3,397,400
   940    Chicago, IL Single Family Mtg Rev Ser A
          (GNMA Collateralized)..................... 7.000     09/01/27      1,015,087
   290    Chicago, IL Tax Increment Alloc Santn
          Drain & Ship Canal Ser A.................. 7.375     01/01/05        296,307
 1,000    Chicago, IL Tax Increment Alloc Santn
          Drain & Ship Canal Ser A.................. 7.750     01/01/14      1,061,890
 2,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A.......................... 6.500     12/01/05      2,116,940
 1,000    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)............ 8.750     01/01/07      1,192,250
 2,265    Cook Cnty, IL Cons High Sch Dist No 200
          Oak Park (FSA Insd).......................   *       12/01/10      1,498,411
 2,265    Cook Cnty, IL Cons High Sch Dist No 200
          Oak Park (FSA Insd).......................   *       12/01/11      1,413,949
 5,000    Cook Cnty, IL Ser A (FGIC Insd)........... 5.500     11/15/31      5,026,350
 1,000    Crestwood, IL Tax Increment Rev Rfdg...... 7.250     12/01/08      1,042,210
   300    Hodgkins, IL Tax Increment................ 9.500     12/01/09        314,109

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,500    Hodgkins, IL Tax Increment Ser A Rfdg..... 7.625%    12/01/13   $  1,586,730
 1,440    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A.......................... 8.500     12/01/15      1,566,950
   390    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj.............................. 8.000     11/15/06        400,928
 1,935    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Proj B (Prerefunded @ 10/01/02)..... 9.000     10/01/22      2,020,217
 3,995    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Proj Ser A (Prerefunded @
          10/01/02)................................. 9.500     10/01/22      4,170,740
 3,555    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev Cap Apprec McCormick Ser A Rfdg
          (MBIA Insd)...............................   *       12/15/15      1,714,221
 2,800    Regional Tran Auth IL Ser A (AMBAC
          Insd)..................................... 8.000     06/01/17      3,659,152
 3,773    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (a)............................ 8.375     10/15/16         26,414
 1,477    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (a)............................ 8.375     10/15/16         10,336
   435    Round Lake Beach, IL Tax Increment Rev
          Rfdg...................................... 7.200     12/01/04        447,941
   500    Round Lake Beach, IL Tax Increment Rev
          Rfdg...................................... 7.500     12/01/13        518,545
 1,345    Saint Charles, IL Indl Dev Rev Tri-City
          Ctr Proj.................................. 7.500     11/01/13      1,349,035
 4,270    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd).....................................   *       12/01/15      2,071,505
                                                                          ------------
                                                                            71,834,314
                                                                          ------------
          INDIANA  1.0%
   570    Elkhart Cnty, IN Hosp Auth Rev Elkhart
          Genl Hosp Inc............................. 7.000     07/01/12        587,835
 2,500    Indiana Bond Bank Spl Pgm Hendricks
          Redev..................................... 6.200     02/01/23      2,568,200
 1,970    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A................................ 7.125     06/01/34      1,790,297
   950    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj............................... 6.300     12/01/23        474,078
 2,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj............................... 6.400     12/01/33        997,780
   550    Indianapolis, IN Loc Pub Impt Bond Bank
          Ser D..................................... 6.750     02/01/14        640,876
   140    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.......................   *       06/30/11         69,240

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          INDIANA (CONTINUED)
$  140    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.......................   *       06/30/12   $     64,140
   135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.......................   *       06/30/13         57,293
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.......................   *       06/30/15         47,342
   135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.......................   *       06/30/16         45,541
   225    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.......................   *       06/30/17         70,310
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.......................   *       06/30/14         51,107
                                                                          ------------
                                                                             7,464,039
                                                                          ------------
          IOWA  0.6%
 1,740    Iowa Fin Auth Hosp Fac Rev Trinity Regl
          Hosp Proj (FSA Insd)...................... 6.000%    07/01/07      1,879,026
 2,400    Iowa Fin Auth Hosp Fac Rev Trinity Regl
          Hosp Proj (FSA Insd)...................... 5.750     07/01/17      2,476,536
                                                                          ------------
                                                                             4,355,562
                                                                          ------------
          KANSAS  2.0%
 1,000    Newton, KS Hosp Rev Newton Hlthcare Corp
          Ser A (Prerefunded @ 11/15/04)............ 7.750     11/15/24      1,128,720
 6,150    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd)....................... 5.500     09/01/12      6,534,928
 6,600    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd)....................... 5.625     09/01/13      7,032,234
                                                                          ------------
                                                                            14,695,882
                                                                          ------------
          KENTUCKY  2.5%
 4,000    Boone-Florence Wtr Cmnty KY (FGIC Insd)... 5.000     12/01/27      3,800,680
 2,800    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (MBIA Insd)............................... 11.031    10/09/08      2,969,456
 1,200    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (Prerefunded @ 10/29/02) (MBIA Insd)...... 11.031    10/09/08      1,301,520
 5,000    Kentucky St Ppty & Bldgs Proj No 74 Rfdg
          (FSA Insd)................................ 5.375     02/01/17      5,114,700
   155    Kentucky St Tpk Auth Toll Rd Rev Ser A
          (Prerefunded @ 07/01/06).................. 5.500     07/01/07        165,418
 5,000    Louisville & Jefferson KY Swr Ser A (FGIC
          Insd)..................................... 5.000     05/15/30      4,701,750
                                                                          ------------
                                                                            18,053,524
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          LOUISIANA  1.3%
$  400    Hodge, LA Util Rev........................ 9.000%    03/01/10   $    400,476
 1,990    Lafayette, LA Econ Dev Auth Indl Dev Rev
          Advanced Polymer Proj Ser 1985............ 10.000    11/15/04      2,316,937
 1,000    Lake Charles, LA Harbor & Terminal Dist
          Port Fac Rev Trunkline Lng Co Rfdg........ 7.750     08/15/22      1,045,450
 1,895    Louisiana Pub Fac Auth Rev Indl Dev
          Beverly Enterprises Inc Rfdg.............. 8.250     09/01/08      1,955,432
 1,920    Louisiana St Hlth Edl Auth Rev Lambeth
          House Ser A Rfdg.......................... 5.250     01/01/05      1,923,226
   450    Port New Orleans, LA Indl Dev Rev Avondale
          Inds Inc Proj Rfdg........................ 8.250     06/01/04        459,918
 1,400    West Feliciana Parish, LA Pollutn Ctl Rev
          Gulf States Util Co Proj Ser A............ 7.500     05/01/15      1,444,184
                                                                          ------------
                                                                             9,545,623
                                                                          ------------
          MASSACHUSETTS  4.0%
 5,985    Massachusetts Mun Whsl Elec Co Proj 6-A
          (MBIA Insd)............................... 5.250     07/01/13      6,191,004
 7,500    Massachusetts St Fed Hwy Ser A............ 5.750     06/15/14      8,032,275
 3,500    Massachusetts St Hlth & Edl Facs Auth Rev
          (MBIA Insd)............................... 5.000     07/01/13      3,509,695
 1,500    Massachusetts St Indl Fin Agy Hillcrest Ed
          Ctr Inc Proj (Prerefunded @ 07/01/05)..... 8.450     07/01/18      1,719,870
 5,355    Massachusetts St Indl Fin Agy Rev First
          Mtg Reeds Landing Proj.................... 7.100     10/01/28      5,092,230
 5,000    Massachusetts St Rol-R 143-Ser II (MBIA
          Insd)..................................... 8.980     11/01/16      5,222,600
                                                                          ------------
                                                                            29,767,674
                                                                          ------------
          MICHIGAN  3.3%
   935    Detroit, MI Loc Dev Fin Auth Tax Increment
          Ser C..................................... 6.850     05/01/21        938,039
 5,000    Detroit, MI Sew Disp Rev Sr Lien Ser A
          Rfdg (FGIC Insd).......................... 5.125     07/01/31      4,766,750
   650    Grand Traverse Cnty, MI Hosp Fin Auth Hosp
          Rev Ser A Rfdg (AMBAC Insd)............... 6.250     07/01/12        669,721
 1,400    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Cent................. 5.250     05/15/26      1,142,904
 5,000    Michigan St Bldg Auth Rev Facs Prog Ser
          II........................................ 5.500     10/15/16      5,205,150
 1,000    Michigan St Bldg Auth Rev Facs Proj Ser II
          (AMBAC Insd)..............................   *       10/15/11        630,500
 2,500    Michigan St Strategic Fd Detroit Edison
          Pollutn Ctl Ser B Rfdg.................... 5.650     09/01/29      2,392,550

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          MICHIGAN (CONTINUED)
$9,010    Michigan St Strategic Fd Ltd Oblig Rev
          Great Lakes Pulp & Fiber Proj (a)......... 8.000%    12/01/27   $  1,666,796
 2,000    Michigan St Strategic Fd Solid Genesee Pwr
          Sta Proj Rfdg............................. 7.500     01/01/21      1,926,000
 5,000    Western Townships, MI Util Sew Rfdg (MBIA
          Insd)..................................... 5.250     01/01/16      5,074,350
                                                                          ------------
                                                                            24,412,760
                                                                          ------------
          MINNESOTA  0.4%
 2,670    Anoka Hennepin, MN Sch Dist 11 Sch Dist Cr
          Enhancement Pg A.......................... 5.000     02/01/12      2,755,520
                                                                          ------------

          MISSISSIPPI  0.2%
 1,060    Ridgeland, MS Urban Renewal Rev The
          Orchard Ltd Proj Ser A Rfdg............... 7.750     12/01/15      1,094,906
                                                                          ------------

          MISSOURI  1.5%
 2,835    Kansas City, MO Port Auth Fac Riverfront
          Park Proj Ser A........................... 5.750     10/01/06      2,853,399
 1,825    Lees Summit, MO Indl Dev Auth Hlth Fac Rev
          John Knox Vlg Proj Rfdg & Impt............ 7.125     08/15/12      1,859,620
   735    Missouri St Econ Dev Export &
          Infrastructure Brd Med Office Fac Rev
          (MBIA Insd)............................... 7.250     06/01/04        774,139
 5,000    Missouri St Hwys & Trans Cmnty Ser A...... 5.125     02/01/16      5,077,300
   710    Saint Louis, MO Tax Increment Rev Scullin
          Redev Area Ser A.......................... 10.000    08/01/10        841,563
                                                                          ------------
                                                                            11,406,021
                                                                          ------------
          NEBRASKA  0.1%
   600    Nebraska Invt Fin Auth Single Family Mtg
          Rev (Inverse Fltg) (GNMA
          Collateralized)........................... 11.666    09/15/24        617,250
                                                                          ------------

          NEVADA  0.1%
 1,000    Washoe Cnty, NV Wtr Fac Rev Sierra Pac Pwr
          Co Rfdg................................... 5.750     03/01/36      1,012,380
                                                                          ------------

          NEW HAMPSHIRE  1.2%
   835    New Hampshire Higher Ed & Hlth Fac Auth
          Rev New London Hosp Assn Proj............. 7.500     06/01/05        882,553
 1,555    New Hampshire Higher Edl & Hlth Fac Auth
          Rev (e)................................... 8.800     06/01/09      1,685,029
   890    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Daniel Webster College Issue Rfdg..... 6.100     07/01/09        891,602

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          NEW HAMPSHIRE (CONTINUED)
$1,985    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Daniel Webster College Issue Rfdg
          (Prerefunded @ 07/01/04).................. 7.625%    07/01/16   $  2,193,743
   880    New Hampshire St Business Fin Auth Elec
          Fac Rev Plymouth Cogeneration............. 7.750     06/01/14        885,834
 1,000    New Hampshire St Business Fin Auth Rev
          Alice Peck Day Hlth Sys Ser A............. 6.875     10/01/19        966,970
 1,000    New Hampshire St Tpk Sys Rev Ser A Rfdg
          (FGIC Insd)............................... 6.750     11/01/11      1,128,690
                                                                          ------------
                                                                             8,634,421
                                                                          ------------
          NEW JERSEY  5.6%
 2,000    Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig (a)....................... 8.400     04/01/24      1,825,000
 3,250    Landis, NJ Sew Auth Swr Rev (Inverse Fltg)
          (FGIC Insd)............................... 9.670     09/19/19      3,541,135
 6,130    Middlesex Cnty, NJ Util Auth Swr Rev Ser A
          Rfdg (MBIA Insd).......................... 6.250     08/15/10      6,791,366
   500    New Jersey Econ Dev Auth Dist Heating &
          Cooling Rev Trigen-Trenton Ser A.......... 6.200     12/01/10        497,960
 2,000    New Jersey Econ Dev Auth Holt Hauling &
          Warehsg Rev Ser G Rfdg (a)................ 8.400     12/15/15      1,825,000
 1,900    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A.................. 8.500     11/01/16      2,023,918
   350    New Jersey Econ Dev Auth Rev RWJ Hlthcare
          Corp (FSA Insd)........................... 6.250     07/01/14        376,418
 1,000    New Jersey Econ Dev Auth Rev Utd Methodist
          Homes (Prerefunded @ 07/01/05)............ 7.500     07/01/20      1,130,820
 1,000    New Jersey Econ Dev Auth Rev Utd Methodist
          Homes (Prerefunded @ 07/01/05)............ 7.500     07/01/25      1,130,820
   490    New Jersey Hlthcare Fac Fin Auth Rev
          Atlantic City Med Ctr Ser C Rfdg
          (Prerefunded @ 07/01/02).................. 6.800     07/01/11        505,014
    95    New Jersey St Hsg & Mtg Fin Agy Rev Home
          Buyer Ser K (MBIA Insd)................... 6.375     10/01/26         97,872
   500    New Jersey St Hsg & Mtg Fin Agy Rev Home
          Buyer Ser O (MBIA Insd)................... 6.300     10/01/23        517,920
 3,480    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg
          (MBIA Insd)............................... 6.500     01/01/16      4,064,640
 5,710    New Jersey St Tran Corp Ctfs Fed Tran
          Admin Grants Ser A (AMBAC Insd)........... 5.750     09/15/10      6,212,823

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$10,000   New Jersey St Tran Corp Ctfs Fed Tran
          Admin Grants Ser B (AMBAC Insd)........... 6.000%    09/15/15   $ 10,946,500
                                                                          ------------
                                                                            41,487,206
                                                                          ------------
          NEW YORK  11.0%
 5,000    Metropolitan Tran Auth NY Svcs Contract
          Tran Fac Ser 5 Rfdg....................... 7.000     07/01/12      5,118,600
10,000    Nassau Cnty, NY Interim Fin Auth Ser A.... 5.750     11/15/14     10,733,600
 5,000    New York City Ser A....................... 7.000     08/01/07      5,633,850
21,860    New York City Ser B (MBIA Insd)........... 5.875     08/01/15     23,817,782
 4,050    New York City Ser C....................... 6.500     08/01/04      4,169,515
 5,000    New York City Ser D (MBIA Insd)........... 5.200     08/01/14      5,135,550
 2,000    New York City Ser D Rfdg.................. 8.000     02/01/05      2,225,520
 2,200    New York City Ser E....................... 5.700     08/01/08      2,288,792
 2,295    New York St Dorm Auth Rev Mental Hlth Svcs
          Fac Ser A................................. 5.750     02/15/11      2,437,015
 2,280    New York St Dorm Auth Rev Mental Hlth Svcs
          Fac Ser A................................. 5.750     02/15/12      2,419,217
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg)........................ 10.850    04/01/20      2,762,500
 3,000    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Ser B (Inverse
          Fltg)..................................... 12.018    07/01/26      3,592,500
 2,000    New York St Energy Resh & Dev Auth Pollutn
          Ctl Rev Niagara Mohawk Pwr Corp Ser A Rfdg
          (FGIC Insd)............................... 7.200     07/01/29      2,217,540
 2,000    New York St Twy Auth Svc Ctl Rol-R 142 Ser
          II........................................ 8.980     04/01/16      2,067,440
 3,000    New York St Twy Auth Svc Ctl Rol-R 142 Ser
          II........................................ 8.980     04/01/18      3,032,040
 2,400    New York St Urban Dev Corp Rev
          Correctional Fac Rfdg..................... 5.625     01/01/07      2,502,984
 1,200    Port Auth NY & NJ Cons 95th Ser........... 6.125     07/15/22      1,230,240
                                                                          ------------
                                                                            81,384,685
                                                                          ------------
          OHIO  0.2%
    70    Fairfield, OH Econ Dev Rev Beverly
          Enterprises Inc Proj Rfdg................. 8.500     01/01/03         70,821
 1,000    Ohio St Air Quality Dev Auth Rev JMG
          Funding Ltd Partn Proj Rfdg (AMBAC
          Insd)..................................... 6.375     04/01/29      1,082,080
                                                                          ------------
                                                                             1,152,901
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          OKLAHOMA  0.2%
$1,080    Oklahoma Hsg Fin Agy Single Family Rev Mtg
          Class B (GNMA Collateralized)............. 7.997%    08/01/18   $  1,203,206
                                                                          ------------

          OREGON  1.4%
10,000    Portland, OR Swr Sys Rev Ser A (FGIC
          Insd)..................................... 5.750     08/01/18     10,558,100
                                                                          ------------

          PENNSYLVANIA  5.1%
 5,000    Chester Cnty, PA Hlth & Edl Fac Auth Hlth
          Sys Rev (AMBAC Insd)...................... 5.650     05/15/20      5,071,200
 2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)............................... 10.020    06/18/15      2,693,750
   815    Lehigh Cnty, PA Indl Dev Auth Rev Rfdg.... 8.000     08/01/12        829,010
 3,000    Montgomery Cnty, PA Higher Edl & Hlth Auth
          Hosp Rev (Embedded Swap) (AMBAC Insd)..... 9.420     06/01/12      3,135,300
 5,250    Philadelphia, PA Auth for Indl Ser B (FSA
          Insd)..................................... 5.500     10/01/16      5,456,010
   185    Philadelphia, PA Hosp & Higher Ed Fac Auth
          Hosp Rev Rfdg............................. 7.250     03/01/24        178,125
11,000    Pittsburgh & Allegheny Cnty, PA Pub Aud
          Hotel Room (AMBAC Insd)................... 4.500     02/01/29      9,403,790
10,000    Pittsburgh, PA Ser A (AMBAC Insd)......... 5.500     09/01/16     10,430,800
   665    Southern Chester Cnty, PA Hlth & Higher
          Edl Auth Mtg Southern Chester Cnty Med Ser
          A (Escrowed to Maturity).................. 6.100     06/01/03        683,008
                                                                          ------------
                                                                            37,880,993
                                                                          ------------
          RHODE ISLAND  0.6%
 1,830    Providence, RI Redev Agy Ctf Part Ser A... 8.000     09/01/24      1,892,787
 1,820    Rhode Island St Econ Dev Corp Rev......... 7.250     07/01/10      1,851,996
   455    West Warwick, RI Ser A.................... 7.300     07/15/08        486,768
                                                                          ------------
                                                                             4,231,551
                                                                          ------------
          SOUTH CAROLINA  2.4%
 3,000    Charleston Cnty, SC Hlth Facs Rev......... 5.400     04/01/04      3,002,760
 4,305    Columbia, SC Wtrwks & Swr Sys Rfdg........ 5.000     02/01/16      4,306,378
 4,520    Columbia, SC Wtrwks & Swr Sys Rfdg........ 5.000     02/01/17      4,470,732
 5,000    Grand Strand, SC Wtr & Swr Auth (FSA
          Insd)..................................... 5.000     06/01/31      4,718,000
 1,070    Piedmont Muni Pwr Agy SC Elec Rev......... 5.000     01/01/25        914,401
                                                                          ------------
                                                                            17,412,271
                                                                          ------------
          SOUTH DAKOTA  0.1%
 1,000    South Dakota St Hlth & Ed Fac Auth Rev
          Huron Regl Med Ctr........................ 7.250     04/01/20      1,032,120
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          TENNESSEE  2.8%
$4,000    Elizabethton, TN Hlth & Edl Fac Brd Rev
          Rfdg (MBIA Insd).......................... 7.750%    07/01/29   $  4,846,480
 6,000    Montgomery Cnty, TN Rfdg & Pub Impt (FGIC
          Insd)..................................... 5.500     05/01/17      6,232,800
 6,750    Shelby Cnty, TN Pub Impt Ser A............ 5.000     04/01/13      6,894,787
 2,000    Springfield, TN Hlth & Edl Jesse Holman
          Jones Hosp Proj (Prerefunded @
          04/01/06)................................. 8.500     04/01/24      2,382,500
                                                                          ------------
                                                                            20,356,567
                                                                          ------------
          TEXAS  9.5%
 5,530    Austin, TX Rev Sub Ser A Rfdg (MBIA
          Insd).....................................   *       05/15/16      2,538,768
   110    Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
          Proj...................................... 9.250     07/01/08        111,548
 1,970    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev.............................. 7.600     12/01/17      1,812,380
   500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Saint Luke's Lutheran Hosp................ 7.000     05/01/21        603,640
 1,500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Saint Luke's Lutheran Hosp (Prerefunded @
          05/01/03)................................. 7.900     05/01/18      1,583,235
   162    Bexar Cnty, TX Hsg Fin Corp Rev Ser A
          (GNMA Collateralized)..................... 8.200     04/01/22        162,238
 4,000    Brazos River Auth TX Pollutn Adj Elec Co
          Proj Ser C Rfdg........................... 5.750     05/01/36      3,998,880
    90    Coastal Wtr Auth TX Conveyance Sys Rev
          (AMBAC Insd).............................. 6.250     12/15/17         90,089
 5,000    Dallas Fort Worth, TX Intl Rfdg & Impt Jt
          Ser A (FGIC Insd)......................... 5.500     11/01/31      4,861,000
 7,350    Grapevine Colleyville Indpt Sch Dist TX
          (PSFG Insd)...............................   *       08/15/11      4,650,271
 1,250    Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp
          Sys Proj Rfdg............................. 7.125     06/01/15      1,297,675
10,000    Houston, TX Hotel Occupancy Tax Convtn &
          Entertnmnt Ser B (AMBAC Insd)............. 5.750     09/01/14     10,638,900
 3,000    Houston, TX Pub Impt Rfdg (FSA Insd)...... 5.750     03/01/14      3,190,140
 7,500    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd)................. 9.660     05/15/14      8,555,925
 6,250    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd)................. 9.660     05/15/15      7,113,812
 3,250    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd)................. 9.660     05/15/16      3,681,600

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          TEXAS (CONTINUED)
$2,000    Metropolitan Hlth Facs Dev Corp TX Wilson
          N Jones Mem Hosp Proj..................... 7.200%    01/01/21   $  2,070,500
   500    Texas Gen Svcs Cmnty Partn Interests
          Office Bldg & Land Acquisition Proj....... 7.000     08/01/24        509,050
   500    Texas Genl Svcs Cmnty Partn Interests
          Office Bldg & Land Acquisition Proj....... 7.000     08/01/19        509,200
   756    Texas Genl Svcs Cmnty Partn Lease Purchase
          Ctfs...................................... 7.500     02/15/13        769,622
 5,300    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev Coll Ser C Rfdg (Inverse Fltg) (GNMA
          Collateralized)........................... 12.096    07/02/24      5,982,375
 4,025    Texas St Higher Ed Coordinating Brd
          College Student Ln Rev.................... 7.849     10/01/25      4,417,719
   990    Texas St Veterans Hsg Assistance (MBIA
          Insd)..................................... 6.800     12/01/23      1,048,192
                                                                          ------------
                                                                            70,196,759
                                                                          ------------
          UTAH  2.5%
 2,875    Bountiful, UT Hosp Rev South Davis Cmnty
          Hosp Proj (Prerefunded @ 06/15/04)........ 9.500     12/15/18      3,346,213
 1,340    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...................................... 7.800     09/01/15      1,075,792
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...................................... 8.000     09/01/20        789,290
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...................................... 7.800     09/01/25        765,010
11,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc
          Rfdg...................................... 6.150     02/15/12     12,101,980
   145    Utah St Hsg Fin Agy Single Family Mtg Sr
          Ser A1 (FHA Gtd).......................... 7.100     07/01/14        152,792
   190    Utah St Hsg Fin Agy Single Family Mtg Sr
          Ser A2 (FHA Gtd).......................... 7.200     01/01/27        199,331
                                                                          ------------
                                                                            18,430,408
                                                                          ------------
          VERMONT  0.1%
 1,000    Vermont Ed & Hlth Bldgs Fing Agy Rev
          Bennington College Proj................... 6.625     10/01/29        982,250
                                                                          ------------

          VIRGINIA  1.7%
 3,850    Charles City Cnty, VA Indl Dev Auth Solid
          Waste Disp Fac Rev Waste Mgmt VA Inc Proj
          Rfdg...................................... 4.875     02/01/09      3,718,292
 2,080    Loudoun Cnty, VA Ctfs Partn (FSA Insd).... 6.800     03/01/14      2,255,947

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          VIRGINIA (CONTINUED)
$1,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd).... 6.900%    03/01/19   $  1,085,460
 5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
          Mem Hosp Ser B Rfdg (MBIA Insd) (e)....... 6.250     07/01/20      5,139,550
                                                                          ------------
                                                                            12,199,249
                                                                          ------------
          WASHINGTON  4.4%
10,000    Grant Cnty, WA Pub Util Dist Ser H Rfdg
          (FSA Insd)................................ 5.375     01/01/15     10,266,500
 5,000    Port Seattle, WA Rev Ser A (FGIC Insd).... 5.000     04/01/31      4,643,050
 5,000    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg
          (FSA Insd)................................ 5.500     03/01/16      5,158,050
 5,000    Tacoma, WA Elec Sys Rev Ser A Rfdg (FSA
          Insd)..................................... 5.750     01/01/16      5,308,200
 1,250    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev (FGIC Insd)................. 7.125     07/01/16      1,506,963
 1,555    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Ser C Rfdg (FSA Insd)....... 5.375     07/01/15      1,567,331
 3,750    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 3 Rev Ser C Rfdg (FSA Insd)....... 5.375     07/01/15      3,779,738
                                                                          ------------
                                                                            32,229,832
                                                                          ------------
          WEST VIRGINIA  1.0%
 4,000    West Virginia St Hosp Fin Auth Hosp Rev
          Bears & Bulls WV Univ Med Corp Rfdg (MBIA
          Insd)..................................... 6.100     01/01/18      4,089,400
 1,500    West Virginia St Hosp Fin Auth Hosp Rev
          Bears & Bulls WV Univ Med Corp Rfdg (MBIA
          Insd)..................................... 8.600     01/01/18      1,507,935
 5,050    West Virginia Str Cap Apprec
          Infrastructure Ser A (FGIC Insd)..........   *       11/01/19      1,901,527
                                                                          ------------
                                                                             7,498,862
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON    MATURITY      VALUE
          WISCONSIN  0.0%
$  290    Wisconsin St Hlth & Ed Fac Auth Rev Hess
          Mem Hosp Assn (ACA Insd).................. 7.200%    11/01/05   $    307,359
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  96.9%
  (Cost $708,419,089)..................................................    714,596,149

SHORT-TERM INVESTMENTS  2.6%
  (Cost $19,000,000)...................................................     19,000,000
                                                                          ------------

TOTAL INVESTMENTS  99.5%
  (Cost $727,419,089)..................................................    733,596,149

OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%............................      3,981,148
                                                                          ------------

NET ASSETS  100.0%.....................................................   $737,577,297
                                                                          ============

 * Zero coupon bond

(a) Non-income producing security.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
PSFG--Permanent School Fund Guaranty

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $727,419,089).......................  $733,596,149
Cash........................................................       686,006
Receivables:
  Interest..................................................    10,086,951
  Investments Sold..........................................     6,258,991
  Fund Shares Sold..........................................       164,289
Other.......................................................       176,264
                                                              ------------
    Total Assets............................................   750,968,650
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     9,654,122
  Fund Shares Repurchased...................................     1,432,559
  Income Distributions......................................     1,140,187
  Distributor and Affiliates................................       446,549
  Investment Advisory Fee...................................       306,752
Trustees' Deferred Compensation and Retirement Plans........       220,268
Accrued Expenses............................................       190,916
                                                              ------------
    Total Liabilities.......................................    13,391,353
                                                              ------------
NET ASSETS..................................................  $737,577,297
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $771,877,998
Net Unrealized Appreciation.................................     6,177,060
Accumulated Undistributed Net Investment Income.............       920,707
Accumulated Net Realized Loss...............................   (41,398,468)
                                                              ------------
NET ASSETS..................................................  $737,577,297
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $658,762,523 and 46,726,937 shares of
    beneficial interest issued and outstanding).............  $      14.10
    Maximum sales charge (4.75%* of offering price).........           .70
                                                              ------------
    Maximum offering price to public........................  $      14.80
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $61,397,798 and 4,359,764 shares of
    beneficial interest issued and outstanding).............  $      14.08
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,416,976 and 1,238,187 shares of
    beneficial interest issued and outstanding).............  $      14.07
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 22,137,337
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,841,364
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $848,175, $323,129 and $87,394,
  respectively).............................................     1,258,698
Shareholder Services........................................       253,555
Legal.......................................................        37,122
Custody.....................................................        25,118
Trustees' Fees and Related Expenses.........................        12,202
Other.......................................................       207,778
                                                              ------------
    Total Expenses..........................................     3,635,837
    Less Credits Earned on Cash Balances....................        13,067
                                                              ------------
    Net Expenses............................................     3,622,770
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 18,514,567
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (1,575,180)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    28,843,184
  End of the Period.........................................     6,177,060
                                                              ------------
Net Unrealized Depreciation During the Period...............   (22,666,124)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(24,241,304)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (5,726,737)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2002     SEPTEMBER 30, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $  18,514,567        $  39,247,996
Net Realized Loss................................     (1,575,180)          (8,745,489)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................    (22,666,124)          35,012,772
                                                   -------------        -------------
Change in Net Assets from Operations.............     (5,726,737)          65,515,279
                                                   -------------        -------------

Distributions from Net Investment Income:
  Class A Shares.................................    (16,642,421)         (34,952,996)
  Class B Shares.................................     (1,340,793)          (2,999,555)
  Class C Shares.................................       (363,456)            (685,662)
                                                   -------------        -------------
Total Distributions..............................    (18,346,670)         (38,638,213)
                                                   -------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (24,073,407)          26,877,066
                                                   -------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     90,222,876           92,608,170
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................     11,298,941           23,133,219
Cost of Shares Repurchased.......................   (125,286,565)        (128,831,398)
                                                   -------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    (23,764,748)         (13,090,009)
                                                   -------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS............    (47,838,155)          13,787,057
NET ASSETS:
Beginning of the Period..........................    785,415,452          771,628,395
                                                   -------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of $920,707
  and $43,264, respectively).....................  $ 737,577,297        $ 785,415,452
                                                   =============        =============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                            SIX MONTHS                                   MONTHS        YEAR
                              ENDED        YEAR ENDED SEPTEMBER 30,       ENDED       ENDED
CLASS A SHARES              MARCH 31,     --------------------------    SEPT. 30,    DEC. 31,
                             2002 (B)      2001      2000      1999       1998         1997
                            -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............   $14.56      $14.06    $14.50    $15.99     $15.77       $15.27
                              ------      ------    ------    ------     ------       ------
  Net Investment Income....      .35         .74       .79       .82        .66          .85
  Net Realized and
    Unrealized Gain/Loss...     (.46)        .49      (.42)    (1.46)       .20          .50
                              ------      ------    ------    ------     ------       ------
Total from Investment
  Operations...............     (.11)       1.23       .37      (.64)       .86         1.35
Less Distributions from Net
  Investment Income........      .35         .73       .81       .85        .64          .85
                              ------      ------    ------    ------     ------       ------
NET ASSET VALUE, END OF THE
  PERIOD...................   $14.10      $14.56    $14.06    $14.50     $15.99       $15.77
                              ======      ======    ======    ======     ======       ======

Total Return (a)...........   -0.77%*      8.93%     2.69%    -4.25%      5.62%*       9.14%
Net Assets at End of the
  Period (In millions).....   $658.8      $701.5    $688.3    $777.5     $788.7       $766.2
Ratio of Expenses to
  Average Net Assets.......     .87%        .83%      .89%      .88%       .84%         .89%
Ratio of Interest Expense
  to Average Net Assets....      N/A         N/A      .01%      .17%       .03%          N/A
Ratio of Net Investment
  Income to Average Net
  Assets...................    4.93%       5.16%     5.58%     5.34%      5.63%        5.54%
Portfolio Turnover.........      27%*        31%       45%      116%        89%*        104%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was an increase in the ratio of net investment income to average net assets from 4.89% to 4.93%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                            SIX MONTHS                                   MONTHS        YEAR
                              ENDED        YEAR ENDED SEPTEMBER 30,       ENDED       ENDED
CLASS B SHARES              MARCH 31,     --------------------------    SEPT. 30,    DEC. 31,
                             2002 (B)      2001      2000      1999       1998         1997
                            -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............   $14.54      $14.05    $14.49    $15.98     $15.76       $15.27
                              ------      ------    ------    ------     ------       ------
  Net Investment Income....      .30         .63       .68       .71        .57          .73
  Net Realized and
    Unrealized Gain/Loss...     (.46)        .48      (.42)    (1.47)       .20          .50
                              ------      ------    ------    ------     ------       ------
Total from Investment
  Operations...............     (.16)       1.11       .26      (.76)       .77         1.23
Less Distributions from Net
  Investment Income........      .30         .62       .70       .73        .55          .74
                              ------      ------    ------    ------     ------       ------
NET ASSET VALUE, END OF THE
  PERIOD...................   $14.08      $14.54    $14.05    $14.49     $15.98       $15.76
                              ======      ======    ======    ======     ======       ======

Total Return (a)...........   -1.14%*      8.06%     1.90%    -4.95%      5.05%*       8.27%
Net Assets at End of the
  Period (In millions).....   $ 61.4      $ 66.6    $ 69.5    $106.6     $197.9       $211.2
Ratio of Expenses to
  Average Net Assets.......    1.62%       1.59%     1.67%     1.63%      1.62%        1.65%
Ratio of Interest Expense
  to Average Net Assets....      N/A         N/A      .01%      .17%       .03%          N/A
Ratio of Net Investment
  Income to Average Net
  Assets...................    4.18%       4.40%     4.86%     4.57%      4.85%        4.78%
Portfolio Turnover.........      27%*        31%       45%      116%        89%*        104%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was an increase in the ratio of net investment income to average net assets from 4.14% to 4.18%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                            SIX MONTHS                                   MONTHS        YEAR
                              ENDED        YEAR ENDED SEPTEMBER 30,       ENDED       ENDED
CLASS C SHARES              MARCH 31,     --------------------------    SEPT. 30,    DEC. 31,
                             2002 (B)      2001      2000      1999       1998         1997
                            -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............   $14.52      $14.04    $14.48    $15.96     $15.75       $15.25
                              ------      ------    ------    ------     ------       ------
  Net Investment Income....      .30         .63       .68       .70        .57          .73
  Net Realized and
    Unrealized Gain/Loss...     (.45)        .47      (.42)    (1.45)       .19          .51
                              ------      ------    ------    ------     ------       ------
Total from Investment
  Operations...............     (.15)       1.10       .26      (.75)       .76         1.24
Less Distributions from Net
  Investment Income........      .30         .62       .70       .73        .55          .74
                              ------      ------    ------    ------     ------       ------
NET ASSET VALUE, END OF THE
  PERIOD...................   $14.07      $14.52    $14.04    $14.48     $15.96       $15.75
                              ======      ======    ======    ======     ======       ======

Total Return (a)...........   -1.07%*      8.00%     1.91%    -4.90%      4.99%*       8.34%
Net Assets at End of the
  Period (In millions).....   $ 17.4      $ 17.4    $ 13.8    $ 17.5     $ 15.5       $ 15.3
Ratio of Expenses to
  Average Net Assets.......    1.62%       1.62%     1.66%     1.63%      1.62%        1.66%
Ratio of Interest Expense
  to Average Net Assets....      N/A         N/A      .01%      .17%       .03%          N/A
Ratio of Net Investment
  Income to Average Net
  Assets...................    4.18%       4.37%     4.84%     4.55%      4.86%        4.75%
Portfolio Turnover.........      27%*        31%       45%      116%        89%*        104%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was an increase in the ratio of net investment income to average net assets from 4.14% to 4.18%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2002, the Fund had $4,792,500 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $709,546 increase in cost of securities and a corresponding $709,546 decrease in net unrealized appreciation, based on securities held by the Fund on October 1, 2001.

    The effect of this change for the six months ended March 31, 2002 was to increase net investment income by $162,835, decrease net unrealized appreciation by $110,857, and increase net realized losses by $51,978. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $31,090,162 which will expire between September 30, 2003 and September 30, 2009.

    At March 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $726,598,686
                                                                ============
Gross tax unrealized appreciation...........................    $ 28,710,674
Gross tax unrealized depreciation...........................      21,713,211
                                                                ------------
Net tax unrealized appreciation investments.................    $  6,997,463
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

F. EXPENSE REDUCTIONS During the six months ended March 31, 2002, the Fund's custody fee was reduced by $13,067 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the six months ended March 31, 2002, the Fund recognized expenses of approximately $20,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $53,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $213,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $162,100 are included in "Other" assets on the Statements of Assets and Liabilities at March 31, 2002. Appreciation/depreciation and distributions received from these investments are

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $686,230,727, $66,774,304 and $18,872,967 for Classes A, B and C, respectively. For the six months ended March 31, 2002, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,735,040    $  82,889,483
  Class B................................................     376,781        5,427,220
  Class C................................................     132,074        1,906,173
                                                           ----------    -------------
Total Sales..............................................   6,243,895    $  90,222,876
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................     719,619    $  10,331,235
  Class B................................................      52,359          750,851
  Class C................................................      15,141          216,855
                                                           ----------    -------------
Total Dividend Reinvestment..............................     787,119    $  11,298,941
                                                           ==========    =============
Repurchases:
  Class A................................................  (7,919,117)   $(114,497,501)
  Class B................................................    (646,139)      (9,276,236)
  Class C................................................    (104,884)      (1,512,828)
                                                           ----------    -------------
Total Repurchases........................................  (8,670,140)   $(125,286,565)
                                                           ==========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    At September 30, 2001, capital aggregated $707,507,510, $69,872,469 and
$18,262,767 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,169,722    $  74,315,551
  Class B................................................     853,323       12,222,572
  Class C................................................     421,979        6,070,047
                                                           ----------    -------------
Total Sales..............................................   6,445,024    $  92,608,170
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   1,473,185    $  21,125,045
  Class B................................................     112,536        1,612,235
  Class C................................................      27,649          395,939
                                                           ----------    -------------
Total Dividend Reinvestment..............................   1,613,370    $  23,133,219
                                                           ==========    =============
Repurchases:
  Class A................................................  (7,412,079)   $(106,312,019)
  Class B................................................  (1,335,414)     (19,134,014)
  Class C................................................    (237,980)      (3,385,365)
                                                           ----------    -------------
Total Repurchases........................................  (8,985,473)   $(128,831,398)
                                                           ==========    =============

    Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2002 and the year ended September 30, 2001, 299,436 and 618,600 Class B shares converted to Class A shares, respectively and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2002 and the year ended September 30, 2001, no Class C shares converted to Class A shares.

    Class B and C Shares are offered without a front end sales charges, but are subject to a contingent deferred sale charge (CDSC). The CDSC will be imposed

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2002, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $29,800 and CDSC on redeemed shares of approximately $59,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $199,563,294 and $213,172,421, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible change in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended March 31, 2002, are payments retained by Van Kampen of approximately $290,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $32,100.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
49, 349, 549                                                   Member NASD/SIPC.
MIF SAR 5/02                                                     5569E02-AP-5/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                              TOP FIVE STATES       7
                             TOP FIVE SECTORS       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      25

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      31
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2002)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    0.18%          -0.28%     -0.28%
------------------------------------------------------------------------------
Six-month total return(2)                -3.07%          -3.22%     -1.26%
------------------------------------------------------------------------------
One-year total return(2)                 -0.06%          -0.39%      1.59%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.22%           4.13%      4.11%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.01%           4.90%(3)    3.99%
------------------------------------------------------------------------------
Commencement date                      05/28/93        05/28/93   10/19/93
------------------------------------------------------------------------------

Distribution rate(4)                      3.97%           3.37%      3.38%
------------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   6.47%           5.49%      5.50%
------------------------------------------------------------------------------
SEC Yield(6)                              3.87%           3.25%      3.26%
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 38.6%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2002. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 3.63%, 3.00%, and 3.01% for Classes A, B and C, respectively, and the total returns would have been lower.

    A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2002
- AAA/Aaa............  70.8%   [PIE CHART]
- AA/Aa..............   5.5%
- A/A................   3.7%
- BBB/Baa............   4.5%
- CCC/Caa............   0.2%
- Non-Rated..........  15.3%
As of September 30, 2001
- AAA/Aaa............  61.3%   [PIE CHART]
- AA/Aa..............   5.3%
- A/A................   4.5%
- BBB/Baa............   5.1%
- CCC/Caa............   0.3%
- Non-Rated..........  23.5%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2002)
[BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
10/01                                                                            0.035
11/01                                                                            0.035
12/01                                                                            0.035
1/02                                                                             0.035
2/02                                                                             0.035
3/02                                                                             0.035

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--March 31, 2002)

Missouri                                                    10.1%
---------------------------------------------------------------------
Kansas                                                       7.9%
---------------------------------------------------------------------
Tennessee                                                    7.2%
---------------------------------------------------------------------
Florida                                                      7.2%
---------------------------------------------------------------------
Arizona                                                      6.5%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2002                   SEPTEMBER 30, 2001
                                                                       --------------                   ------------------
Public Building                                                            16.10                              15.40
Public Education                                                           12.00                              10.40
Water & Sewer                                                              11.80                               4.80
Industrial Revenue                                                          8.40                               5.30
Multi-Family Housing                                                        7.90                               9.50

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed. Securities are classified by sectors that represent broad groupings of related industries.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S MUNICIPAL TEAM. CURRENT MEMBERS OF THE TEAM(1) INCLUDE TIMOTHY D. HANEY, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations for the future path of the economy. Yields fell in October 2001 as investors turned to the perceived relative safety of bonds, only to rise in the last two months of that year on the consensus that an economic recovery was on the horizon and, with it, rising interest rates.

    Those concerns were moderated in early 2002 by a general sentiment that the economic recovery might not be as strong as was initially expected. As a result, expectations for imminent short-term interest rate increases diminished, and many investors appeared to view the market as having been oversold in the waning months of 2001. The market recovered much of its lost ground in the first two months of 2002, only to suffer dramatic declines in March as sentiment reversed once again. The net result for the period was a flatter curve from two to 30 years, with rates approximately 55 basis points higher in the seven-year range and 20 basis points higher in the 30-year range of the curve.

    Municipalities moved to lock in lower interest rates by boosting their issuance during the period. January was a record month in terms of issuance, and February and March were also quite strong. Concerns over the economy prompted many issuers to enhance their bonds' credit quality with insurance, and as a result the supply of insured paper also saw a healthy increase.

    The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0350 per Class A share translates to a distribution rate of 3.97 percent based on the fund's maximum offering price as of March 31, 2002. For the six-month period ended March 31, 2002, the fund generated a total return of 0.18 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 3.25 percent; if the maximum sales charge were included, the return would be lower. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 0.33 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   One of the primary strategies we
used in managing the fund was to continue the process of upgrading the portfolio's credit quality. Over the course of the period, we invested most inflows into high-grade bonds, thus reducing the proportion of BBB rated bonds in the portfolio. These transactions lifted the fund's exposure to AAA and AA rated securities by 9.7 percent of long-term investments over the past six months.

    The fund enjoyed positive cash flows over the period, which allowed us to take advantage of what we believe were attractive value opportunities as they arose in the market. In terms of sectors, we used the proceeds from selling out of some positions to add to the fund's holdings of bonds issued by essential services such as water and sewer. We like essential services because in our opinion, they represent sectors with a fairly reliable cash flow, which helps to keep their credit risk low. These purchases were a significant factor in the fund's improving credit profile.

    Over the course of the period, we became increasingly concerned about the potential effects of the improving economy. The Federal Reserve typically responds to a growing economy by raising short-term interest rates. This, in turn, often causes the yield curve to flatten as short-term rates rise faster than long-term rates (though the market often discounts this process by steepening in anticipation of the Federal Reserve's actions). We moved to position the fund to benefit from this environment by building a barbelled portfolio balanced between seasoned yield bonds on the short end and a small overweight in longer-maturity premium bonds.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We believe the U.S. economy
should continue to improve in the near term. As a result, we also believe interest rates will begin to rise, though the extent and timing remain in question. Once this happens, it should cause the yield curve to continue to flatten. As alluded to earlier, our quantitative analysis has shown that this pattern has historically favored the short to intermediate portion of the yield curve in terms of expected total return. However, past performance is no guarantee of future results.

    We also expect issuance to continue to be strong, though perhaps not at record levels. With interest rates low but expected to rise in the near future, issuers have strong incentives to bring supply to the market to capture favorable terms.

    In addition to the economy, the performance of the equity markets is likely to continue to exert a strong influence on the municipal market. In times of volatility for equities, such as we have seen in recent years, investors have tended to prefer the perceived relative stability of bonds. This boost in demand for bonds may help shore up the market. We look for this behavior to continue for as long as stocks struggle with the specter of diminished corporate earnings.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  90.9%
          ALABAMA  2.6%
$1,260    Dothan Houston Cnty, AL Arpt Auth (MBIA
          Insd)........................................ 5.400%   12/01/15   $ 1,275,397
   390    West Jefferson Cnty, AL Amusement & Pub Park
          Auth (Prerefunded @ 12/01/06)................ 7.500    12/01/08       435,146
                                                                            -----------
                                                                              1,710,543
                                                                            -----------
          ARIZONA  5.9%
   500    Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac
          Rev Christian Care Mesa Inc Proj A........... 7.250    04/01/05       518,215
 1,030    Maricopa Cnty, AZ Sch Dist (FGIC Insd)....... 4.750    07/01/12     1,047,932
 1,355    Maricopa Cnty, AZ Sch Dist (FSA Insd)........ 5.000    07/01/12     1,400,514
   835    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd)........................................ 7.250    07/15/10       874,871
                                                                            -----------
                                                                              3,841,532
                                                                            -----------
          ARKANSAS  1.6%
 1,000    Arkansas St Fed Hwy Grant Antic Ser A........ 5.500    08/01/06     1,070,210
                                                                            -----------
          CALIFORNIA  2.1%
   245    California Edl Fac Auth Rev Pacific Grad
          Sch.......................................... 6.950    11/01/07       257,833
 1,000    California St (AMBAC Insd)................... 6.400    09/01/08     1,128,300
                                                                            -----------
                                                                              1,386,133
                                                                            -----------
          COLORADO  2.1%
   265    Colorado Hlth Fac Auth Rev Sr Living Fac
          Eaton Terrace Ser A.......................... 6.800    07/01/09       267,677
    37    Colorado Hsg Fin Auth Single Family Pgm Ser
          E............................................ 8.125    12/01/24        38,999
 1,000    Denver, CO City & Cnty Arpt Rev Ser A........ 7.400    11/15/04     1,081,900
                                                                            -----------
                                                                              1,388,576
                                                                            -----------
          CONNECTICUT  0.8%
   145    Mashantucket Western Pequot Tribe, 144A--
          Private Placement (Escrowed to Maturity)
          (a).......................................... 6.500    09/01/06       161,495
   380    New Haven, CT Indl Fac Rev Adj Govt Ctr
          Thermal Energies............................. 7.250    07/01/09       373,240
                                                                            -----------
                                                                                534,735
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          FLORIDA  6.5%
$1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts
          Ser B-1 (AMBAC Insd)......................... 6.750%   08/01/14   $ 1,199,853
   190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
          Nursing Ctr Part Rfdg........................ 8.125    12/01/07       196,513
   175    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg.................... 8.125    07/01/06       180,913
 2,000    Orange Cnty, FL Sch Brd Ctf Part Ser A (AMBAC
          Insd)........................................ 5.250    08/01/14     2,084,100
   300    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg (Escrowed to Maturity)............. 7.125    11/01/06       329,859
   235    Westchase East Cmnty Dev Dist FL Cap Impt
          Rev.......................................... 7.250    05/01/03       239,590
                                                                            -----------
                                                                              4,230,828
                                                                            -----------
          GEORGIA  4.6%
 1,400    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg
          Rev North Hill Apts Proj Rfdg (FNMA
          Collateralized).............................. 6.625    01/01/25     1,459,052
   475    Forsyth Cnty, GA Hosp Auth Rev Antic Ctfs GA
          Baptist Hlthcare Sys Proj.................... 6.000    10/01/08       468,227
 1,000    Richmond Cnty, GA Brd Ed..................... 5.000    11/01/06     1,047,600
                                                                            -----------
                                                                              2,974,879
                                                                            -----------
          ILLINOIS  3.0%
   250    Bedford Park, IL Tax Increment 71st & Cicero
          Proj Rfdg.................................... 7.000    01/01/06       256,623
   290    Chicago, IL Tax Increment Alloc Santn Drain &
          Ship Canal Ser A............................. 7.375    01/01/05       296,308
   250    Chicago, IL Tax Increment Alloc Sub Cent Loop
          Redev Ser A.................................. 6.500    12/01/05       264,618
   545    Clay Cnty, IL Hosp Rev....................... 5.500    12/01/10       501,095
   315    Huntley, IL Spl Svc Area No. 7 Spl Tax....... 6.000    03/01/09       323,697
   300    Peoria, IL Spl Tax WeaverRidge Spl Svc
          Area......................................... 7.625    02/01/08       316,224
                                                                            -----------
                                                                              1,958,565
                                                                            -----------
          INDIANA  1.6%
 1,000    Allen Cnty, IN Juvenile Justice First Mtg
          (AMBAC Insd)................................. 5.500    01/01/18     1,025,640
                                                                            -----------

          KANSAS  7.2%
 2,065    Kansas St Dev Fin Auth Rev Dept of Commerce &
          Hsg Impact (MBIA Insd)....................... 5.000    06/01/11     2,131,596

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          KANSAS (CONTINUED)
$  510    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA
          Insd)........................................ 5.000%   05/01/10   $   530,446
   820    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA
          Insd)........................................ 5.000    05/01/11       849,971
   860    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA
          Insd)........................................ 5.000    05/01/12       885,611
   255    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA
          Insd)........................................ 5.000    05/01/13       260,880
                                                                            -----------
                                                                              4,658,504
                                                                            -----------
          LOUISIANA  2.2%
   500    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A (b)......................... 7.200    01/01/06       336,365
 1,065    Louisiana Loc Govt Envir Pkg Facs Garage Proj
          Ser A (AMBAC Insd)........................... 5.000    10/01/12     1,088,036
                                                                            -----------
                                                                              1,424,401
                                                                            -----------
          MASSACHUSETTS  1.3%
   300    Massachusetts St Hlth & Edl North Adams Regl
          Hosp Ser C................................... 6.250    07/01/04       301,401
   145    Massachusetts St Indl Fin Agy East Boston
          Neighborhood Proj............................ 7.250    07/01/06       143,364
   390    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth, 144A--Private Placement (a)..... 6.200    06/01/08       370,336
                                                                            -----------
                                                                                815,101
                                                                            -----------
          MICHIGAN  3.8%
 1,700    Harper Creek, MI Cmnty Sch Dist.............. 5.500    05/01/14     1,786,122
   440    John Tolfree Hlth Sys Corp MI Mtg Rev........ 5.450    09/15/06       442,358
   250    Michigan St Strategic Fd Ltd Oblig Rev United
          Waste Sys Proj............................... 5.200    04/01/10       243,145
                                                                            -----------
                                                                              2,471,625
                                                                            -----------
          MINNESOTA  1.1%
   500    Dakota Cnty, MN Hsg & Redev Auth Multi-Family
          Hsg Rev Affordable Hsg View Pointe Proj...... 6.000    11/01/09       495,470
   210    Minneapolis, MN Multi-Family Rev Hsg Belmont
          Apts Proj.................................... 7.000    11/01/06       214,761
                                                                            -----------
                                                                                710,231
                                                                            -----------
          MISSOURI  9.2%
 1,500    Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
          Insd) (c).................................... 7.000    09/01/12     1,626,375

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MISSOURI (CONTINUED)
$1,200    Lees Summit, MO Wtr & Swr Rev Rfdg (AMBAC
          Insd) (d).................................... 5.250%   07/01/09   $ 1,271,496
 1,000    Missouri Dev Fin Brd Cultural Nelson Gallery
          Fndtn Ser A (MBIA Insd)...................... 5.250    12/01/14     1,038,750
 1,905    Missouri St Envir Impt St Revolving Fds Proj
          Ser C........................................ 5.375    07/01/12     2,030,139
                                                                            -----------
                                                                              5,966,760
                                                                            -----------
          MONTANA  0.8%
   500    Crow Fin Auth, MT Tribal Purp Rev, 144A--
          Private Placement (a)........................ 5.400    10/01/07       521,860
                                                                            -----------

          NEVADA  0.4%
   250    Washoe Cnty, NV Wtr Fac Rev Sierra Pac Pwr Co
          Rfdg (Variable Rate Coupon).................. 5.750    03/01/36       253,095
                                                                            -----------

          NEW JERSEY  4.0%
   500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn Pt
          Marine Terminal A (e)........................ 7.375    06/01/07       170,000
   250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Escrowed to Maturity)....... 8.000    05/15/04       269,515
   800    New Jersey Hlthcare Fac Fing Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd)........... 7.000    07/01/06       896,208
   170    New Jersey Hlthcare Facs Fing Auth Rev
          Palisades (Prerefunded @ 07/01/02)........... 7.500    07/01/06       173,628
   455    Rahway, NJ Ctfs Partn (MBIA Insd)............ 5.500    02/15/16       479,297
   565    Rahway, NJ Ctfs Partn (MBIA Insd)............ 5.600    02/15/17       596,877
                                                                            -----------
                                                                              2,585,525
                                                                            -----------
          NEW YORK  4.8%
   360    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A.......... 5.875    12/01/09       362,282
   500    New York City Ser A.......................... 7.000    08/01/07       563,385
 1,000    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)........................................ 6.200    08/15/05     1,103,790
 1,000    Niagara Falls, NY Pub Impt (MBIA Insd)....... 6.900    03/01/20     1,088,410
                                                                            -----------
                                                                              3,117,867
                                                                            -----------
          NORTH CAROLINA  1.0%
   630    North Carolina Eastn Mun Pwr Agy Pwr Sys Rev
          Ser D........................................ 6.450    01/01/14       662,155
                                                                            -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          OHIO  1.3%
$  350    Cleveland-Cuyahoga Cnty, OH Port Auth Rev
          Dev-Port Cleveland Bd Fd B................... 6.500%   05/15/05   $   352,027
   500    Dayton, OH Spl Facs Rev Afco Cargo Day LLC
          Proj......................................... 6.000    04/01/09       464,565
                                                                            -----------
                                                                                816,592
                                                                            -----------
          OKLAHOMA  2.0%
 1,170    Oklahoma Dev Fin Auth Lease Dept Human Svcs
          Cnty Office (AMBAC Insd)..................... 5.250    02/01/14     1,207,592
    75    Shawnee, OK Hosp Auth Hosp Rev Midamerica
          Hlthcare Inc Rfdg............................ 5.750    10/01/03        76,487
                                                                            -----------
                                                                              1,284,079
                                                                            -----------
          OREGON  1.6%
 1,000    Portland, OR Cmnty College Dist Ser B........ 5.250    06/01/12     1,052,350
                                                                            -----------

          PENNSYLVANIA  4.5%
   225    Erie, PA Higher Edl Bldg Auth College Rev
          Mercyhurst College Proj A Rfdg............... 5.300    03/15/03       229,505
 1,220    Harrisburg, PA Pkg Auth Gtd Ref Ser J Rfdg
          (MBIA Insd).................................. 5.000    09/01/17     1,202,554
 1,200    Philadelphia, PA Gas Wks Rev Third Ser (FSA
          Insd)........................................ 5.000    08/01/10     1,243,392
   270    Southern Chester Cnty, PA Hlth & Higher Edl
          Auth Mtg Southern Chester Cnty Med Ser A
          (Escrowed to Maturity)....................... 6.100    06/01/03       277,312
                                                                            -----------
                                                                              2,952,763
                                                                            -----------
          SOUTH CAROLINA  2.2%
   350    Charleston Cnty, SC Hlth Facs Rev First Mtg
          Episcopal Church Proj Ser A.................. 5.400    04/01/04       350,322
 1,065    Lexington, SC Wtr & Swr Rev Ref & Impt Comb
          Ser A (MBIA Insd)............................ 5.000    04/01/14     1,079,260
                                                                            -----------
                                                                              1,429,582
                                                                            -----------
          TENNESSEE  6.5%
 1,495    Clarksville, TN Wtr Swr & Gas Ref (FSA
          Insd)........................................ 5.000    02/01/13     1,533,302
 1,500    Franklin, TN Spl Sch Dist Cap Apprec (FSA
          Insd)........................................   *      06/01/15       750,090
 1,805    Gatlinburg, TN Pub Bldg Auth Ref (AMBAC
          Insd)........................................ 5.750    12/01/11     1,964,761
                                                                            -----------
                                                                              4,248,153
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          TEXAS  1.2%
$  500    Brazos River Auth TX Pollutn Adj Elec Co Proj
          Ser C Rfdg................................... 5.750%   05/01/36   $   499,860
   300    San Antonio, TX Hsg Fin Corp Multi-Family Hsg
          Rev Beverly Oaks Arpt Proj Ser A............. 7.500    02/01/10       306,717
                                                                            -----------
                                                                                806,577
                                                                            -----------
          UTAH  0.6%
   340    Utah St Hsg Fin Agy Single Family Mtg Mezz
          Ser A (FHA/VA Gtd)........................... 7.150    07/01/12       360,244
                                                                            -----------

          VIRGINIA  2.8%
   500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A............................. 7.450    01/01/09       496,135
 1,280    Richmond, VA Indl Dev Auth Atmore Corp Proj
          (AMBAC Insd)................................. 5.000    07/15/13     1,318,374
                                                                            -----------
                                                                              1,814,509
                                                                            -----------
          WASHINGTON  1.6%
 1,000    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA
          Insd)........................................ 5.500    01/01/11     1,062,350
                                                                            -----------

TOTAL LONG-TERM INVESTMENTS  90.9%
  (Cost $59,029,963).....................................................    59,135,964
                                                                            -----------

          SHORT-TERM INVESTMENTS  9.8%
 4,100    Harris Cnty TX Hlth Facs Hosp Texas Childrens
          Hosp (Variable Rate Coupon) (MBIA Insd)...... 1.500    10/01/29     4,100,000
 1,000    New York St Dorm Auth Revs Pars Mt Sinai NYU
          Hlth Ser B (Variable Rate Coupon)............ 4.000    07/01/22     1,000,000
   400    Orange Cnty, FL Sch Brd Ctf Part (Variable
          Rate Coupon) (AMBAC Insd).................... 1.350    08/01/25       400,000
   600    South Fork Muni Auth PA Hosp Adj Conemaugh
          Hlth Sys Ser A (Variable Rate Coupon) (MBIA
          Insd)........................................ 1.460    07/01/28       600,000
   300    Sullivan Cnty, TN Indl Dev Brd Pollutn Ctrl
          Rev (LOC: Union Bank of Switzerland)
          (Variable Rate Coupon)....................... 1.410    10/01/16       300,000
                                                                            -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $6,400,000)......................................................     6,400,000
                                                                            -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

                                                                              MARKET
                                                                               VALUE
TOTAL INVESTMENTS  100.7%
  (Cost $65,429,963).....................................................    65,535,964
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%)............................      (452,115)
                                                                            -----------

NET ASSETS  100.0%.......................................................   $65,083,849
                                                                            ===========

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Interest is accruing at less than the stated coupon.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) Non-income producing as security is in default.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $65,429,963)........................  $65,535,964
Cash........................................................       31,430
Receivables:
  Interest..................................................      906,965
  Fund Shares Sold..........................................      257,973
  Investments Sold..........................................        5,135
Other.......................................................      107,069
                                                              -----------
    Total Assets............................................   66,844,536
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,271,760
  Fund Shares Repurchased...................................      165,805
  Income Distributions......................................       64,552
  Distributor and Affiliates................................       50,930
  Investment Advisory Fee...................................       13,740
Trustees' Deferred Compensation and Retirement Plans........      137,123
Accrued Expenses............................................       56,777
                                                              -----------
    Total Liabilities.......................................    1,760,687
                                                              -----------
NET ASSETS..................................................  $65,083,849
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $64,806,649
Accumulated Undistributed Net Investment Income.............      119,185
Net Unrealized Appreciation.................................      106,001
Accumulated Net Realized Gain...............................       52,014
                                                              -----------
NET ASSETS..................................................  $65,083,849
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $43,449,865 and 4,248,295 shares of
    beneficial interest issued and outstanding).............  $     10.23
    Maximum sales charge (3.25%* of offering price).........          .34
                                                              -----------
    Maximum offering price to public........................  $     10.57
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,500,613 and 1,322,100 shares of
    beneficial interest issued and outstanding).............  $     10.21
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,133,371 and 797,411 shares of
    beneficial interest issued and outstanding).............  $     10.20
                                                              ===========

* On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 1,450,315
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $47,165, $62,885 and $41,510,
  respectively).............................................      151,560
Investment Advisory Fee.....................................      146,129
Accounting Services.........................................       25,298
Shareholder Services........................................       18,220
Legal.......................................................       11,461
Trustees' Fees and Related Expenses.........................        7,735
Custody.....................................................        2,406
Other.......................................................       56,593
                                                              -----------
    Total Expenses..........................................      419,402
    Investment Advisory Fee Reduction.......................       95,433
    Less Credits Earned on Cash Balances....................          338
                                                              -----------
    Net Expenses............................................      323,631
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,126,684
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   195,305
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,541,874
  End of the Period.........................................      106,001
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,435,873)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,240,568)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (113,884)
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2002     SEPTEMBER 30, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  1,126,684         $  1,998,122
Net Realized Gain/Loss...........................        195,305             (143,291)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (1,435,873)           1,153,082
                                                    ------------         ------------
Change in Net Assets from Operations.............       (113,884)           3,007,913
                                                    ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.................................       (763,602)          (1,128,206)
  Class B Shares.................................       (209,310)            (337,769)
  Class C Shares.................................       (138,436)            (262,129)
                                                    ------------         ------------
                                                      (1,111,348)          (1,728,104)
                                                    ------------         ------------

Distributions from Net Realized Gain:
  Class A Shares.................................            -0-              (15,445)
  Class B Shares.................................            -0-               (6,277)
  Class C Shares.................................            -0-               (5,254)
                                                    ------------         ------------
                                                             -0-              (26,976)
                                                    ------------         ------------
Total Distributions..............................     (1,111,348)          (1,755,080)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (1,225,232)           1,252,833
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     27,877,549           18,809,532
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................        735,452            1,094,529
Cost of Shares Repurchased.......................    (11,088,673)         (13,937,914)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     17,524,328            5,966,147
                                                    ------------         ------------
TOTAL INCREASE IN NET ASSETS.....................     16,299,096            7,218,980
NET ASSETS:
Beginning of the Period..........................     48,784,753           41,565,773
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $119,185
  and $89,086, respectively).....................   $ 65,083,849         $ 48,784,753
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                          SIX                                   NINE
                                        MONTHS                                 MONTHS       YEAR
                                         ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS A SHARES                         MARCH 31,   ------------------------   SEPT. 30,   DEC. 31,
                                       2002 (b)     2001     2000     1999      1998        1997
                                       -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD...............................  $10.42     $10.14   $10.22   $10.73    $10.54      $10.21
                                        ------     ------   ------   ------    ------      ------
 Net Investment Income................     .21        .49      .46      .47       .36         .48
 Net Realized and Unrealized
   Gain/Loss..........................    (.19)       .23     (.05)    (.48)      .20         .32
                                        ------     ------   ------   ------    ------      ------
Total from Investment Operations......     .02        .72      .41     (.01)      .56         .80
                                        ------     ------   ------   ------    ------      ------
Less:
 Distributions from Net Investment
   Income.............................     .21        .43      .49      .50       .37         .47
 Distributions from Net Realized
   Gain...............................     -0-        .01      -0-      -0-       -0-         -0-
                                        ------     ------   ------   ------    ------      ------
Total Distributions...................     .21        .44      .49      .50       .37         .47
                                        ------     ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE PERIOD....  $10.23     $10.42   $10.14   $10.22    $10.73      $10.54
                                        ======     ======   ======   ======    ======      ======

Total Return* (a).....................   0.18%**    7.19%    4.13%   -0.10%     5.36%**     8.08%
Net Assets at End of the Period (In
 millions)............................  $ 43.4     $ 29.1   $ 26.6   $ 29.5    $ 20.6      $ 12.9
Ratio of Expenses to Average Net
 Assets*..............................    .84%       .77%    1.44%    1.28%     1.30%       1.52%
Ratio of Net Investment Income to
 Average Net Assets*..................   4.12%      4.78%    4.65%    4.49%     4.61%       4.67%
Portfolio Turnover....................     30%**     106%      85%      65%       15%**       37%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
 Assets...............................   1.17%      1.23%      N/A      N/A       N/A       1.67%
Ratio of Net Investment Income to
 Average Net Assets...................   3.79%      4.32%      N/A      N/A       N/A       4.52%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                          SIX                                   NINE
                                        MONTHS                                 MONTHS       YEAR
                                         ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS B SHARES                         MARCH 31,   ------------------------   SEPT. 30,   DEC. 31,
                                       2002 (b)     2001     2000     1999      1998        1997
                                       -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD...............................  $10.41     $10.13   $10.20   $10.71    $10.52      $10.21
                                        ------     ------   ------   ------    ------      ------
 Net Investment Income................     .17        .42      .38      .39       .31         .40
 Net Realized and Unrealized
   Gain/Loss..........................    (.20)       .22     (.04)    (.47)      .19         .32
                                        ------     ------   ------   ------    ------      ------
Total from Investment Operations......    (.03)       .64      .34     (.08)      .50         .72
                                        ------     ------   ------   ------    ------      ------
Less:
 Distributions from Net Investment
   Income.............................     .17        .35      .41      .43       .31         .41
 Distributions from Net Realized
   Gain...............................     -0-        .01      -0-      -0-       -0-         -0-
                                        ------     ------   ------   ------    ------      ------
Total Distributions...................     .17        .36      .41      .43       .31         .41
                                        ------     ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE PERIOD....  $10.21     $10.41   $10.13   $10.20    $10.71      $10.52
                                        ======     ======   ======   ======    ======      ======

Total Return* (a).....................  -0.28%**    6.42%    3.46%   -0.81%     4.74%**     7.23%
Net Assets at End of the Period (In
 millions)............................  $ 13.5     $ 11.1   $  8.6   $ 10.4    $ 15.2      $ 16.4
Ratio of Expenses to Average Net
 Assets*..............................   1.59%      1.52%    2.20%    1.97%     2.06%       2.28%
Ratio of Net Investment Income to
 Average Net Assets*..................   3.38%      4.02%    3.90%    3.80%     3.90%       3.91%
Portfolio Turnover....................     30%**     106%      85%      65%       15%**       37%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
 Assets...............................   1.92%      1.98%      N/A      N/A       N/A       2.42%
Ratio of Net Investment Income to
 Average Net Assets...................   3.05%      3.56%      N/A      N/A       N/A       3.77%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                          SIX                                   NINE
                                        MONTHS                                 MONTHS       YEAR
                                         ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS C SHARES                         MARCH 31,   ------------------------   SEPT. 30,   DEC. 31,
                                       2002 (b)     2001     2000     1999      1998        1997
                                       -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD...............................  $10.40     $10.12   $10.20   $10.71    $10.52      $10.20
                                        ------     ------   ------   ------    ------      ------
 Net Investment Income................     .17        .42      .39      .40       .31         .40
 Net Realized and Unrealized
   Gain/Loss..........................    (.20)       .22     (.06)    (.48)      .19         .32
                                        ------     ------   ------   ------    ------      ------
Total from Investment Operations......    (.03)       .64      .33     (.08)      .50         .72
                                        ------     ------   ------   ------    ------      ------
Less:
 Distributions from Net Investment
   Income.............................     .17        .35      .41      .43       .31         .40
 Distributions from Net Realized
   Gain...............................     -0-        .01      -0-      -0-       -0-         -0-
                                        ------     ------   ------   ------    ------      ------
Total Distributions...................     .17        .36      .41      .43       .31         .40
                                        ------     ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE PERIOD....  $10.20     $10.40   $10.12   $10.20    $10.71      $10.52
                                        ======     ======   ======   ======    ======      ======

Total Return* (a).....................  -0.28%**    6.42%    3.36%   -0.81%     4.74%**     7.23%
Net Assets at End of the Period (In
 millions)............................  $  8.1     $  8.6   $  6.4   $  5.6    $  3.3      $  3.1
Ratio of Expenses to Average Net
 Assets*..............................   1.59%      1.52%    2.20%    2.02%     2.06%       2.29%
Ratio of Net Investment Income to
 Average Net Assets*..................   3.39%      4.02%    3.90%    3.75%     3.89%       3.88%
Portfolio Turnover....................     30%**     106%      85%      65%       15%**       37%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
 Assets...............................   1.92%      1.98%      N/A      N/A       N/A       2.43%
Ratio of Net Investment Income to
 Average Net Assets...................   3.06%      3.56%      N/A      N/A       N/A       3.74%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2002, the Fund has $1,271,496 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $14,763 increase in cost of securities and a corresponding $14,763 decrease in net unrealized appreciation based on securities held by the Fund on October 1, 2001.

    The effect of this change for the six months ended March 31, 2002 was to increase net investment income by $4,417; decrease net unrealized appreciation by $1,952, and decrease net realized gains by $2,465. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $121,332 which will expire September 30, 2009.

    At March 31, 2002, for federal income tax purposes, cost of long- and short-term investments is $65,413,248; the aggregate gross unrealized appreciation is $1,314,544 and the aggregate gross unrealized depreciation is $1,191,828, resulting in net unrealized appreciation on long- and short-term investments of $122,716.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays dividends monthly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short term capital gains which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2002, the Fund's custody fee was reduced by $338 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the six months ended March 31, 2002, the Adviser voluntarily waived $95,433 of its investment advisory fee. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended March 31, 2002, the Fund recognized expenses of approximately $1,400 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $19,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting Services" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $13,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $105,588 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $43,923,217, $13,077,549 and $7,805,883 for Classes A, B and C, respectively. For the six months ended March 31, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   2,053,158    $ 21,355,016
  Class B.................................................     406,587       4,220,474
  Class C.................................................     223,063       2,302,059
                                                            ----------    ------------
Total Sales...............................................   2,682,808    $ 27,877,549
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      52,297    $    541,437
  Class B.................................................      10,715         110,833
  Class C.................................................       8,048          83,182
                                                            ----------    ------------
Total Dividend Reinvestment...............................      71,060    $    735,452
                                                            ==========    ============
Repurchases:
  Class A.................................................    (648,774)   $ (6,724,296)
  Class B.................................................    (165,393)     (1,708,611)
  Class C.................................................    (256,263)     (2,655,766)
                                                            ----------    ------------
Total Repurchases.........................................  (1,070,430)   $(11,088,673)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    At September 30, 2001, capital aggregated $28,751,060, $10,454,853 and $8,076,408 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     838,262    $  8,602,768
  Class B.................................................     559,594       5,708,138
  Class C.................................................     443,910       4,498,626
                                                            ----------    ------------
Total Sales...............................................   1,841,766    $ 18,809,532
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      74,442    $    761,988
  Class B.................................................      16,598         169,628
  Class C.................................................      15,963         162,913
                                                            ----------    ------------
Total Dividend Reinvestment...............................     107,003    $  1,094,529
                                                            ==========    ============
Repurchases:
  Class A.................................................    (740,702)   $ (7,561,207)
  Class B.................................................    (357,879)     (3,657,086)
  Class C.................................................    (265,685)     (2,719,621)
                                                            ----------    ------------
Total Repurchases.........................................  (1,364,266)   $(13,937,914)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2002 and the year ended September 30, 2001, 10,770 and 64,610 Class B Shares converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2002 and the year ended September 30, 2001, no Class C Shares converted to Class A Shares.

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

Class C Shares will be imposed on most redemptions made within four years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   3.00%              1.00%
Second.....................................................   2.50%               None
Third......................................................   2.00%               None
Fourth.....................................................   1.00%               None
Fifth and Thereafter.......................................    None               None

    For the six months ended March 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $6,500 and CDSC on redeemed shares of approximately $17,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $26,963,533 and $16,460,960 respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended March 31, 2002, are payments retained by Van Kampen of approximately $70,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $4,300.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN INTERMEDIATE TERM
MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
138, 338, 538                                                  Member NASD/SIPC.
INF SAR 5/02                                                     5581E02-AP-5/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                            TOP FIVE HOLDINGS       7
                             TOP FIVE SECTORS       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      16
                NOTES TO FINANCIAL STATEMENTS      22

                       VAN KAMPEN INVESTMENTS
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -0.26%     -0.63%     -0.69%
-------------------------------------------------------------------------
Six-month total return(2)                -4.97%     -4.53%     -1.67%
-------------------------------------------------------------------------
One-year total return(2)                 -2.12%     -1.93%      1.21%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.51%      4.51%      4.77%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.28%      5.24%(3)   5.19%
-------------------------------------------------------------------------
Commencement date                      07/29/94   07/29/94   07/29/94
-------------------------------------------------------------------------

Distribution rate(4)                      4.22%      3.66%      3.66%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   6.87%      5.96%      5.96%
-------------------------------------------------------------------------
SEC Yield(6)                              4.50%      3.96%      3.95%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 38.6%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2002. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 3.89%, 3.33%, 3.32% for Classes A, B and C, respectively, and total returns would have been lower.

    A portion of the interest income from the Fund may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2002
- AAA/Aaa............  99.6%   [PIE CHART]
- AA/Aa..............   0.4%

As of September 30, 2001
- AAA/Aaa............  98.2%   [PIE CHART]
- AA/Aa..............   1.8%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2002)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/01                                                                            0.060
11/01                                                                            0.060
12/01                                                                            0.060
1/02                                                                             0.060
2/02                                                                             0.056
3/02                                                                             0.056

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS

(as a percentage of long-term investments--March 31, 2002)

Sunrise, Florida, Utility System Revenue Refunding           5.2%
---------------------------------------------------------------------
Florida State Board of Education Lottery Revenue Series B    3.7%
---------------------------------------------------------------------
Florida State Board of Education Capital Outlay Public
Education Series C                                           2.7%
---------------------------------------------------------------------
Florida State Board of Education Capital Outlay Public
Education Series C                                           2.7%
---------------------------------------------------------------------
Tampa Bay, Florida Sales Tax Revenue Series A                2.5%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2002                   SEPTEMBER 30, 2001
                                                                       --------------                   ------------------
Public Education                                                           27.10                              23.80
Water & Sewer                                                              16.30                              18.00
Public Building                                                            10.00                               7.60
General Purpose                                                             8.80                              10.10
Higher Education                                                            8.40                               7.70

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed. Securities are classified by sectors that represent broad groupings of related industries.

                                                                         [PHOTO]

                                                               [PHOTO]
                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE
FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED MARCH 31,
2002. THE FUND IS MANAGED BY THE ADVISER'S MUNICIPAL TEAM.
CURRENT MEMBERS OF THE TEAM(1) INCLUDE DENNIS S. PIETRZAK,
EXECUTIVE DIRECTOR; JOHN R. REYNOLDSON, EXECUTIVE
DIRECTOR; AND THOMAS M. BYRON, VICE PRESIDENT. THE
FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S
PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations for the future path of the economy. Yields fell in October 2001 as investors turned to the perceived relative safety of bonds, only to rise in the last two months of that year on the consensus that an economic recovery was on the horizon and, with it, rising interest rates.

    Those concerns were moderated in early 2002 by a general sentiment that the economic recovery might not be as strong as was initially expected. As a result, it appeared that expectations for the level of increase in interest rates diminished, and many investors seemed to view the market as having been oversold in the waning months of 2001. The market recovered much of its lost ground in the first two months of 2002, only to suffer dramatic declines in March as sentiment reversed once again. The net result for the period was a flatter yield curve from two to 30 years, with rates approximately 20 basis points higher in the 30-year maturity range.

    Municipalities moved to lock in lower interest rates by boosting their issuance during the period. January was a record month in terms of issuance, and February and March were also quite strong. Concerns over the economy prompted many issuers to enhance their bonds' credit quality with insurance, and as a result the supply of insured paper also saw a healthy increase.

    Florida's economy suffered from a general decline in tourist revenues over the period, and the state's economy has continued to suffer even as the nation's economy may appear to be gaining its footing. The state has been helped in its financing by generally lower interest rates, however, and it has been among the largest issuers in recent months. In fact, Florida was the fourth largest state in terms of issuance in the first quarter of 2002.

    The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0560 per Class A share translates to a distribution rate of 4.22 percent based on the fund's maximum offering price as of March 31, 2002. For the six-month period ended March 31, 2002, the fund generated a total return of -0.26 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 0.33 percent for the same period. This is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   In light of the market's choppy
behavior, we continued to emphasize caution and rigorous analysis. We were able to capture the value of several of our longer-maturity discount-coupon bonds as they appreciated to attractive prices. Many of these issues benefited from increased demand from individual investors seeking to purchase holdings in line with current interest rates.

    With the economy improving, we believed that it was only a matter of time before short-term interest rates began to rise. This has historically happened when the Federal Reserve has moved to control inflation by raising interest rates. We moved to protect the fund by trimming its holdings of short-term securities that we felt would be particularly vulnerable to any such increases.

    We used the proceeds from these sales to purchase bonds that we thought could help insulate shareholders from continued volatility in the markets. Our quantitative analysis showed that the intermediate part of the yield curve offered the most attractive potential for total return. We attempted to capitalize on this by buying intermediate bonds with premium coupons. We believe these securities offer both a compelling income stream as well as controlled interest-rate exposure, and we anticipate keeping the positions in the portfolio for the near future.

    In addition to these intermediate bonds, we also added some securities that featured market-like coupons. These purchases were largely on the long end of the yield curve and, in our view, should help to keep the fund current with market interest rates.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We expect that the U.S. economy
should continue to improve in the near term. As a result, we also expect that interest rates will rise, though the extent and timing remain in question. Once this happens, it should cause the yield curve to continue to flatten. As alluded to earlier, our quantitative analysis has shown that this pattern has historically favored the intermediate portion of the yield curve in terms of expected total return.

    We also expect issuance to continue to be strong, though perhaps not at record levels. With interest rates low but expected to rise in the near future, we believe issuers have strong incentives to bring supply to the market to potentially capture favorable terms.

    In addition to the economy, we believe the performance of the equity markets is likely to continue to exert a strong influence on the municipal market. In times of volatility for equities, such as we have seen in recent years, investors have tended to prefer the perceived relative stability of bonds. Generally, a boost in demand for bonds helps shore up the market. We look for this behavior to continue for as long as stocks struggle with the specter of diminished corporate earnings.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           FLORIDA MUNICIPAL BONDS  95.8%
$   135    Brevard Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev (GNMA Collateralized)................      6.650%   09/01/21   $   141,290
    650    Brevard Cnty, FL Sales Tax Rev (Prerefunded @
           12/01/04) (MBIA Insd)........................      5.750    12/01/13       700,979
  1,000    Brevard Cnty, FL Sch Brd Ctf Part Ser A
           (AMBAC Insd).................................      5.400    07/01/12     1,060,310
    500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp
           Ser A Rfdg (FSA Insd)........................      6.500    08/15/12       518,125
    500    Dade Cnty, FL Aviation Rev Ser B (MBIA
           Insd)........................................      5.600    10/01/26       507,860
  1,000    Dade Cnty, FL Ed Fac Auth Rev Exchanged From
           Univ of Miami Ser B (MBIA Insd)..............      5.750    04/01/20     1,036,670
    500    Dade Cnty, FL Sch Brd Ctf Part Ser A
           (Prerefunded @ 05/01/04) (MBIA Insd).........      6.000    05/01/14       535,000
    500    Dade Cnty, FL Sch Dist (MBIA Insd)...........      5.000    02/15/13       509,145
    750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
           Insd)........................................      5.375    10/01/16       771,442
    900    Daytona Beach, FL Wtr & Swr Rev (AMBAC
           Insd)........................................      5.750    11/15/10       937,008
  1,250    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd)........................................      5.950    07/01/20     1,344,950
  1,000    Escambia Cnty, FL Util Auth Util Sys Rev
           (FGIC Insd)..................................      5.250    01/01/24       995,420
  1,000    Florida Intergovnmtl Fin Ser C1 (AMBAC
           Insd)........................................      5.125    02/01/31       969,190
    575    Florida Muni Ln Council Rev Ser B (MBIA
           Insd)........................................      5.750    11/01/14       622,161
  1,200    Florida Ports Fin Comm Rev St Trans Tr Fd
           Intermodal Pgm (FGIC Insd)...................      5.500    10/01/29     1,194,096
    500    Florida St Brd of Ed Cap Outlay Pub Ed Ser A
           Rfdg (FGIC Insd).............................      4.500    06/01/23       442,270
  2,185    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
           (FGIC Insd)..................................      5.000    06/01/23     2,100,659
  2,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
           (FGIC Insd)..................................      5.750    06/01/29     2,087,440
  1,250    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd)........................................      6.000    07/01/12     1,381,688

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           FLORIDA MUNICIPAL BONDS (CONTINUED)
$ 1,000    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd)........................................      6.000%   07/01/14   $ 1,100,990
  2,750    Florida St Brd of Ed Lottery Rev Ser B (FGIC
           Insd)........................................      5.250    07/01/13     2,844,463
  1,385    Florida St Brd of Ed Rev FL St Univ Hsg Fac
           Ser A (MBIA Insd)............................      5.000    05/01/28     1,319,974
    750    Florida St Brd of Regt Hsg Rev (MBIA Insd)...      5.750    07/01/14       809,775
  1,500    Florida St Brd of Regt Univ Sys Impt Rev
           (AMBAC Insd).................................      4.500    07/01/23     1,326,090
  1,365    Florida St Correctional Privatization Commn
           Ctf Part (MBIA Insd).........................      5.375    08/01/14     1,427,735
  1,000    Florida St Dept Envrnmtl Prot Presvtn Rev Ser
           A (FGIC Insd)................................      5.250    07/01/05     1,056,080
  1,750    Florida St Div Bd Fin Dept Genl Svcs Rev Dept
           Envrnmtl Prot Presvtn 2000 Ser A (AMBAC
           Insd)........................................      5.000    07/01/12     1,787,100
  1,500    Florida St Div Bd Fin Dept Genl Svcs Rev Dept
           Envrnmtl Prot Presvtn 2000 Ser B (FSA
           Insd)........................................      5.250    07/01/11     1,571,265
  1,000    Florida St Tpk Auth Tpk Rev Dept Trans Ser A
           Rfdg (FGIC Insd).............................      5.500    07/01/05     1,063,720
    500    Gulf Breeze, FL Rev Loc Govt (FGIC Insd).....      5.650    12/01/20       520,485
  1,480    Hillsborough Cnty, FL Sch Brd (AMBAC Insd)...      5.375    10/01/16     1,531,208
  1,500    Hillsborough Cnty, FL Util Jr Lien Rfdg
           (AMBAC Insd).................................      5.500    08/01/11     1,616,250
  1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
           Insd)........................................      6.100    10/01/18     1,066,400
  1,500    Inland Prot Fin Corp FL Spl Oblig Rev (FSA
           Insd)........................................      5.000    01/01/03     1,533,480
  1,000    Jacksonville, FL Elec Auth Rev Saint John's
           Pwr-2 Ser 7 Rfdg (MBIA Insd).................      5.500    10/01/14     1,018,600
  1,000    Jacksonville, FL Wtr & Swr Rev Utd Wtr FL
           Proj (AMBAC Insd)............................      6.350    08/01/25     1,078,340
    410    Lee Cnty, FL Hsg Fin Auth Single Family Mtg
           Rev Multi-Cnty Pgm Ser A (GNMA
           Collateralized)..............................      7.450    09/01/27       452,357
  1,500    Lee Cnty, FL Trans Fac Ser A Rfdg (AMBAC
           Insd)........................................      5.500    10/01/14     1,587,030
    775    Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
           Collateralized)..............................      6.875    11/01/26       852,585
    835    Martin Cnty, FL Cons Util Sys Rev (Escrowed
           to Maturity) (FGIC Insd).....................      5.750    10/01/08       901,499
    545    Melbourne, FL Arpt Rev Rfdg (MBIA Insd)......      6.250    10/01/18       587,243

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           FLORIDA MUNICIPAL BONDS (CONTINUED)
$ 1,000    Miami-Dade Cnty, FL Hlth Fac Miami Childrens
           Hosp Ser A Rfdg (AMBAC Insd).................      5.125%   08/15/26   $   970,150
  1,000    Miami-Dade Cnty, FL Sch Brd Ser A (MBIA
           Insd)........................................      5.000    05/01/20       973,830
  1,000    Miami-Dade Cnty, FL Sch Dist Rfdg (FSA
           Insd)........................................      5.375    08/01/13     1,060,110
    500    Miramar, FL Wastewtr Impt Assmt Rev
           (Prerefunded @ 10/01/04) (FGIC Insd).........      6.750    10/01/25       549,430
    120    Orange Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev (GNMA Collateralized)................      6.550    10/01/21       123,916
  1,000    Orange Cnty, FL Sch Brd Ctf Part Ser A (AMBAC
           Insd)........................................      5.250    08/01/14     1,042,050
  1,000    Palm Beach Cnty, FL Pub Impt Rev Convention
           Ctr Proj (FGIC Insd).........................      5.125    11/01/30       969,320
  1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
           Insd)........................................      5.500    08/01/16     1,047,740
  1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
           Insd)........................................      5.125    08/01/26       974,150
    750    Palm Beach Cnty, FL Sch Brd Ctf Ser A
           (Prerefunded @ 08/01/04) (AMBAC Insd)........      6.375    08/01/15       813,338
  1,000    Pembroke Pines, FL Charter Sch Ser A (MBIA
           Insd)........................................      5.000    07/01/26       957,250
  1,000    Polk Cnty, FL Indl Dev Auth Solid Waste Disp
           Fac Rev Tampa Elec Co Proj (AMBAC Insd)......      5.850    12/01/30     1,020,140
    750    Polk Cnty, FL Sch Brd Ctf Part Master Lease
           Ser A (FSA Insd).............................      5.500    01/01/16       783,038
  1,000    Port Saint Lucie, FL Spl Assmt Rev Util Svc
           Area No 3 & 4A (MBIA Insd)...................      5.000    10/01/18       986,180
  1,000    Reedy Creek, FL Impt Dist FL Ser A Rfdg
           (AMBAC Insd).................................      5.500    06/01/12     1,069,380
  1,000    Reedy Creek, FL Impt Dist FL Util Rev Ser 2
           Rfdg (MBIA Insd).............................      5.500    10/01/13     1,058,800
  1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
           Insd)........................................      5.000    07/01/21       969,260
    750    Sarasota Cnty, FL Util Sys Rev (Prerefunded @
           10/01/04) (FGIC Insd)........................      6.500    10/01/14       826,605
  1,515    Seminole Cnty, FL Sales Tax Rev (FGIC
           Insd)........................................      5.375    10/01/16     1,571,661
    535    St Johns Cnty, FL Indl Dev Auth Professional
           Golf Proj Rfdg (MBIA Insd)...................      5.250    09/01/12       565,110
  4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)...      5.200    10/01/22     4,024,240
  1,000    Tallahassee, FL Energy Sys Rev Ser A Rfdg
           (FSA Insd)...................................      4.750    10/01/26       909,080

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           FLORIDA MUNICIPAL BONDS (CONTINUED)
$ 1,890    Tampa Bay, FL Sales Tax Rev Ser A (AMBAC
           Insd)........................................      5.375%   10/01/17   $ 1,946,606
  1,000    Tampa Bay, FL Wtr Util Sys Rev (Prerefunded @
           10/01/11) (FGIC Insd)........................      5.500    10/01/12     1,085,120
  1,250    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd)........................................      5.125    10/01/10     1,311,300
    550    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd)........................................      4.750    10/01/27       499,807
  1,920    Tampa-Hillsborough Cnty, FL Expwy Auth Rev
           (FGIC Insd)..................................      5.000    07/01/23     1,844,064
  1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Ser B Rfdg (AMBAC Insd)...............      5.250    10/15/19     1,005,790
  1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Ser B Rfdg (AMBAC Insd)...............      5.250    10/15/22       993,140
    500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac
           Mem Hlth Rfdg & Impt (AMBAC Insd)............      5.750    11/15/13       527,700
    340    West Palm Beach, FL..........................      5.250    03/01/17       344,413
                                                                                  -----------

TOTAL LONG-TERM INVESTMENTS  95.8%
  (Cost $75,268,149)...........................................................    77,731,090

SHORT-TERM INVESTMENTS  1.1%
  (Cost $900,000)..............................................................       900,000
                                                                                  -----------

TOTAL INVESTMENTS  96.9%
  (Cost $76,168,149)...........................................................    78,631,090
OTHER ASSETS IN EXCESS OF LIABILITIES  3.1%....................................     2,551,571
                                                                                  -----------

NET ASSETS  100.0%.............................................................   $81,182,661
                                                                                  ===========

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $76,168,149)........................  $78,631,090
Receivables:
  Investments Sold..........................................    1,408,060
  Interest..................................................    1,371,373
  Fund Shares Sold..........................................      249,185
  Expense Reimbursement from Adviser........................        9,225
Other.......................................................       89,541
                                                              -----------
    Total Assets............................................   81,758,474
                                                              -----------
LIABILITIES:
Payables:
  Income Distributions......................................      146,436
  Fund Shares Repurchased...................................      125,135
  Distributor and Affiliates................................       64,403
  Custodian Bank............................................       58,259
Trustees' Deferred Compensation and Retirement Plans........      110,478
Accrued Expenses............................................       71,102
                                                              -----------
    Total Liabilities.......................................      575,813
                                                              -----------
NET ASSETS..................................................  $81,182,661
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $80,828,004
Net Unrealized Appreciation.................................    2,462,941
Accumulated Undistributed Net Investment Income.............       13,020
Accumulated Net Realized Loss...............................   (2,121,304)
                                                              -----------
NET ASSETS..................................................  $81,182,661
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $41,114,948 and 2,713,723 shares of
      beneficial interest issued and outstanding)...........  $     15.15
    Maximum sales charge (4.75%* of offering price).........          .76
                                                              -----------
    Maximum offering price to public........................  $     15.91
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $34,477,604 and 2,274,368 shares of
    beneficial interest issued and outstanding).............  $     15.16
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,590,109 and 367,975 shares of
    beneficial interest issued and outstanding).............  $     15.19
                                                              ===========

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,053,746
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $53,016, $171,685 and $24,853,
  respectively).............................................      249,554
Investment Advisory Fee.....................................      203,955
Accounting..................................................       36,682
Shareholder Services........................................       33,236
Shareholder Reports.........................................       29,594
Legal.......................................................       14,584
Trustees' Fees and Related Expenses.........................        7,665
Custody.....................................................        3,670
Other.......................................................       37,717
                                                              -----------
    Total Expenses..........................................      616,657
    Expense Reduction ($203,955 Investment Advisory Fee and
      $9,225 Other).........................................      213,180
    Less Credits Earned on Cash Balances....................          846
                                                              -----------
    Net Expenses............................................      402,631
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,651,115
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   550,537
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,941,692
  End of the Period.........................................    2,462,941
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,478,751)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,928,214)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (277,099)
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED       YEAR ENDED
                                                   MARCH 31, 2002    SEPTEMBER 30, 2001
                                                  -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  1,651,115        $  3,109,545
Net Realized Gain................................        550,537             507,955
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (2,478,751)          3,393,062
                                                    ------------        ------------
Change in Net Assets from Operations.............       (277,099)          7,010,562
                                                    ------------        ------------

Distributions from Net Investment Income:
  Class A Shares.................................       (966,405)         (1,682,039)
  Class B Shares.................................       (656,206)         (1,326,670)
  Class C Shares.................................        (94,596)           (118,572)
                                                    ------------        ------------
Total Distributions..............................     (1,717,207)         (3,127,281)
                                                    ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (1,994,306)          3,883,281
                                                    ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     17,880,450          25,412,043
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................        821,294           1,466,584
Cost of Shares Repurchased.......................    (11,967,577)        (17,260,206)
                                                    ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      6,734,167           9,618,421
                                                    ------------        ------------
TOTAL INCREASE IN NET ASSETS.....................      4,739,861          13,501,702
NET ASSETS:
Beginning of the Period..........................     76,442,800          62,941,098
                                                    ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $13,020
  and $9,876, respectively)......................   $ 81,182,661        $ 76,442,800
                                                    ============        ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                                   NINE
                                    MONTHS                                MONTHS       YEAR
                                    ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS A SHARES                     MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                   2002 (A)    2001     2000     1999      1998        1997
                                   ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $15.54    $14.69   $14.58   $15.92    $15.55      $15.06
                                    ------    ------   ------   ------    ------      ------
  Net Investment Income...........     .33       .72      .73      .78       .56         .76
  Net Realized and Unrealized
    Gain/Loss.....................    (.37)      .85      .10    (1.35)      .39         .51
                                    ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................    (.04)     1.57      .83     (.57)      .95        1.27
                                    ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income.............     .35       .72      .72      .77       .58         .77
  Distributions from Net Realized
    Gain..........................     -0-       -0-      -0-      -0-       -0-         .01
                                    ------    ------   ------   ------    ------      ------
Total Distributions...............     .35       .72      .72      .77       .58         .78
                                    ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $15.15    $15.54   $14.69   $14.58    $15.92      $15.55
                                    ======    ======   ======   ======    ======      ======

Total Return* (b).................  -0.26%**  10.87%    5.89%   -3.74%     6.26%**     8.72%
Net Assets at End of the Period
  (In millions)...................  $ 41.1    $ 39.0   $ 31.2   $ 39.8    $ 27.1      $ 29.3
Ratio of Expenses to Average Net
  Assets*.........................    .63%      .50%     .48%     .37%      .60%        .59%
Ratio of Net Investment Income to
  Average Net Assets*.............   4.41%     4.66%    5.11%    4.98%     4.85%       5.05%
Portfolio Turnover................     21%**     26%      61%     101%       50%**       48%
*If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................   1.15%     1.02%    1.20%    1.10%     1.30%       1.29%
Ratio of Net Investment Income to
  Average Net Assets..............   3.89%     4.14%    4.39%    4.25%     4.15%       4.35%

 ** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. These changes for the six months ended March 31, 2002 did not affect net investment income per share or net realized and unrealized gains and losses per share. However, the ratio of net investment income to average net assets increased from 4.37% to 4.41%. Per share, ratios, and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                                   NINE
                                    MONTHS                                MONTHS       YEAR
                                    ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS B SHARES                     MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                   2002 (A)    2001     2000     1999      1998        1997
                                   ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $15.55    $14.69   $14.58   $15.93    $15.55      $15.06
                                    ------    ------   ------   ------    ------      ------
  Net Investment Income...........     .28       .61      .62      .66       .48         .65
  Net Realized and Unrealized
    Gain/Loss.....................    (.38)      .86      .10    (1.35)      .39         .51
                                    ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................    (.10)     1.47      .72     (.69)      .87        1.16
                                    ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income.............     .29       .61      .61      .66       .49         .66
  Distributions from Net Realized
    Gain..........................     -0-       -0-      -0-      -0-       -0-         .01
                                    ------    ------   ------   ------    ------      ------
Total Distributions...............     .29       .61      .61      .66       .49         .67
                                    ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $15.16    $15.55   $14.69   $14.58    $15.93      $15.55
                                    ======    ======   ======   ======    ======      ======

Total Return* (b).................  -0.63%**  10.12%    5.06%   -4.51%     5.74%**     7.91%
Net Assets at End of the Period
  (In millions)...................  $ 34.5    $ 33.4   $ 29.5   $ 29.0    $ 23.6      $ 22.5
Ratio of Expenses to Average Net
  Assets*.........................   1.38%     1.19%    1.26%    1.13%     1.35%       1.33%
Ratio of Net Investment Income to
  Average Net Assets*.............   3.66%     3.97%    4.33%    4.23%     4.09%       4.30%
Portfolio Turnover................     21%**     26%      61%     101%       50%**       48%
*If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................   1.90%     1.71%    1.98%    1.86%     2.05%       2.03%
Ratio of Net Investment Income to
  Average Net Assets..............   3.14%     3.45%    3.61%    3.50%     3.39%       3.60%

 ** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. These changes for the six months ended March 31, 2002 did not affect net investment income per share or net realized and unrealized gains and losses per share. However, the ratio of net investment income to average net assets increased from 3.62% to 3.66%. Per share, ratios, and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                                   NINE
                                    MONTHS                                MONTHS       YEAR
                                    ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS C SHARES                     MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                   2002 (A)    2001     2000     1999      1998        1997
                                   ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $15.59    $14.71   $14.59   $15.94    $15.58      $15.08
                                    ------    ------   ------   ------    ------      ------
  Net Investment Income...........     .28       .58      .63      .66       .48         .67
  Net Realized and Unrealized
    Gain/Loss.....................    (.39)      .91      .10    (1.35)      .37         .50
                                    ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................    (.11)     1.49      .73     (.69)      .85        1.17
                                    ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income.............     .29       .61      .61      .66       .49         .66
  Distributions from Net Realized
    Gain..........................     -0-       -0-      -0-      -0-       -0-         .01
                                    ------    ------   ------   ------    ------      ------
Total Distributions...............     .29       .61      .61      .66       .49         .67
                                    ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $15.19    $15.59   $14.71   $14.59    $15.94      $15.58
                                    ======    ======   ======   ======    ======      ======

Total Return* (b).................  -0.69%**  10.25%    5.13%   -4.51%     5.60%**     7.97%
Net Assets at End of the Period
  (In millions)...................  $  5.6    $  4.0   $  2.2   $  3.1    $  1.6      $  1.2
Ratio of Expenses to Average Net
  Assets*.........................   1.37%     1.28%    1.22%    1.14%     1.32%       1.37%
Ratio of Net Investment Income to
  Average Net Assets*.............   3.66%     3.88%    4.37%    4.28%     4.08%       4.38%
Portfolio Turnover................     21%**     26%      61%     101%       50%**       48%
*If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................   1.89%     1.80%    1.94%    1.87%     2.03%       2.06%
Ratio of Net Investment Income to
  Average Net Assets..............   3.14%     3.36%    3.65%    3.55%     3.38%       3.68%

 ** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. These changes for the six months ended March 31, 2002 did not affect net investment income per share or net realized and unrealized gains and losses per share. However, the ratio of net investment income to average net assets increased from 3.62% to 3.66%. Per share, ratios, and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994 with three classes of common shares, Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a separate account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2002, there were no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $69,236 increase in cost of securities and a corresponding $69,236 decrease in net unrealized appreciation, based on securities held by the Fund on October 1, 2001.

    The effect of this change for the six months ended March 31, 2002 was to increase net investment income by $15,592; increase net unrealized appreciation by $4,917, and decrease net realized gains by $20,509. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001 the Fund had an accumulated capital loss carryforward for tax purposes of $2,671,841 which will expire between September 30, 2005 and September 30, 2009.

    At March 31, 2002, for federal income tax purposes the cost of long- and short-term investments is $76,103,830, the aggregate gross unrealized appreciation is $2,877,101 and the aggregate gross unrealized depreciation is $349,841, resulting in net unrealized appreciation on long- and short-term investments of $2,527,260.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six months ended March 31, 2002, the Fund's custody fee was reduced by $846 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the six months ended March 31, 2002, the Adviser voluntarily waived $203,955 of its investment advisory fees and assumed $9,225 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended March 31, 2002, the Fund recognized expenses of approximately $2,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $28,500 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $21,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $86,755 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $41,208,223, $33,873,949 and $5,745,832 for Classes A, B and C, respectively. For the six months ended March 31, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A.................................................    751,964    $ 11,537,358
  Class B.................................................    278,509       4,306,890
  Class C.................................................    131,361       2,036,202
                                                            ---------    ------------
Total Sales...............................................  1,161,834    $ 17,880,450
                                                            =========    ============
Dividend Reinvestment:
  Class A.................................................     33,550    $    516,675
  Class B.................................................     17,465         269,131
  Class C.................................................      2,301          35,488
                                                            ---------    ------------
Total Dividend Reinvestment...............................     53,316    $    821,294
                                                            =========    ============
Repurchases:
  Class A.................................................   (579,815)   $ (8,950,572)
  Class B.................................................   (170,761)     (2,631,406)
  Class C.................................................    (24,713)       (385,599)
                                                            ---------    ------------
Total Repurchases.........................................   (775,289)   $(11,967,577)
                                                            =========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    At September 30, 2001, capital aggregated $38,104,762, $31,929,334 and $4,059,741 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     813,662    $ 12,428,737
  Class B.................................................     683,255      10,459,029
  Class C.................................................     163,547       2,524,277
                                                            ----------    ------------
Total Sales...............................................   1,660,464    $ 25,412,043
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      55,567    $    850,968
  Class B.................................................      37,527         574,529
  Class C.................................................       2,675          41,087
                                                            ----------    ------------
Total Dividend Reinvestment...............................      95,769    $  1,466,584
                                                            ==========    ============
Repurchases:
  Class A.................................................    (487,461)   $ (7,482,855)
  Class B.................................................    (579,680)     (8,908,824)
  Class C.................................................     (56,490)       (868,527)
                                                            ----------    ------------
Total Repurchases.........................................  (1,123,631)   $(17,260,206)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2002 and the year ended September 30, 2001, 30,941 and 150,522 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2002 and the year ended September 30, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

CDSC will be imposed on most redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2002, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $12,800 and CDSC on redeemed shares of approximately $34,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $20,956,767 and $16,336,169, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended March 31, 2002, are payments retained by Van Kampen of approximately $144,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $8,200.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

6. FUND MERGER

On March 12, 2002, the Trustees of Van Kampen Florida Insured Tax Free Income Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Insured Tax Free Income Fund ("Acquiring Fund"). The Trustees of each of the funds have approved in principle an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN FLORIDA INSURED TAX FREE
INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
220, 320, 420                                                  Member NASD/SIPC.
FLI SAR 5/02                                                     5578E02-AP-5/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                            TOP FIVE HOLDINGS       7
                             TOP FIVE SECTORS       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      23



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    0.10%     -0.27%     -0.27%
-------------------------------------------------------------------------
Six-month total return(2)                -4.67%     -4.18%     -1.25%
-------------------------------------------------------------------------
One-year total return(2)                 -1.28%     -1.06%      1.90%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.09%      5.09%      5.35%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.78%      5.73%(3)   5.67%
-------------------------------------------------------------------------
Commencement date                      07/29/94   07/29/94   07/29/94
-------------------------------------------------------------------------
Distribution rate(4)                      4.45%      3.92%      3.91%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   7.78%      6.85%      6.84%
-------------------------------------------------------------------------
SEC Yield(6)                              4.59%      4.07%      4.07%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund Distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a combined federal and state income tax rate of 42.8% which takes into consideration the deductibility of individual state taxes paid.

(6) SEC yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2002. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC yield would have been 3.92%, 3.36%, and 3.36% for Classes A, B and C Shares, respectively, and total returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2002
- AAA/Aaa............  37.8%   [PIE CHART]
- AA/Aa..............  33.5%
- A/A................  14.1%
- BBB/Baa............  10.4%
- BB/Ba..............   0.2%
- Non-Rated..........   4.0%
As of September 30, 2001
- AAA/Aaa............  39.3%   [PIE CHART]
- AA/Aa..............  32.4%
- A/A................  13.1%
- BBB/Baa............  10.6%
- BB/Ba..............   0.4%
- Non-Rated..........   4.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2002)
[BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
10/01                                                                           0.0644
11/01                                                                           0.0644
12/01                                                                           0.0644
1/02                                                                            0.0644
2/02                                                                            0.0600
3/02                                                                            0.0600

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS

(as a percentage of long-term investments--March 31, 2002)

Nassau County, New York Interim Financial Authority Sales
Tax Secured Series A                                         3.2%
---------------------------------------------------------------------
New York City Series E (5.50% coupon)                        3.1%
---------------------------------------------------------------------
New York City Transitional Future Tax Secured Series B       2.5%
---------------------------------------------------------------------
New York State Mortgage Agency Revenue Homeowner Mortgage
Series 82                                                    2.4%
---------------------------------------------------------------------
Triborough Bridge & Tunnel Authority New York General
Purpose Series A                                             2.4%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2002                   SEPTEMBER 30, 2001
                                                                       --------------                   ------------------
Retail/Electric/Gas                                                        13.50                               6.90
Water & Sewer                                                              13.10                               5.00
General Purpose                                                            12.60                              29.70
Transportation                                                             11.90                               7.20
Public Education                                                            9.90                               0.00

   Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed. Securities are classified by sectors that represent broad groupings of related industries.

                                                                         [PHOTO]
                                                               [PHOTO]

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN NEW YORK TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC
FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S
RETURN DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2002.
THE FUND IS MANAGED BY THE ADVISER'S MUNICIPAL TEAM.
CURRENT MEMBERS OF THE TEAM(1) INCLUDE DENNIS S. PIETRZAK,
EXECUTIVE DIRECTOR, JOHN R. REYNOLDSON, EXECUTIVE
DIRECTOR, AND TIMOTHY D. HANEY, VICE PRESIDENT. THE
FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S
PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations for the future path of the economy. Yields fell in October 2001 as investors turned to the perceived relative safety of bonds, only to rise in the last two months of that year on the consensus that an economic recovery was on the horizon and, with it, rising interest rates.

    Those concerns were moderated in the first quarter of 2002 by a general sentiment that the market had been oversold in the waning months of 2001. The market recovered some of its lost ground, though interest rates began to climb late in March in expectation of eventual interest rate increases by the Federal Reserve.

    Municipalities moved to lock in lower interest rates by boosting their issuance during the period. January was a record month in terms of issuance, and February and March were also quite strong. The New York market continued to enjoy a favorable balance between supply and demand over the period. While the state's economy was hit by the events of September 11, individual investors continued to have strong demand for the state's bonds. Their demand was augmented by institutional investors, who issued a series of closed-end bond funds that helped support New York bond prices.

    The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0600 per Class A share translates to a distribution rate of 4.45 percent based on the fund's maximum offering price as of

March 31, 2002. For the six-month period ended March 31, 2002, the fund generated a total return of 0.10 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 0.33 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   In light of the market's choppy
behavior, we continued to emphasize caution and rigorous analysis. We were able to capture the value of several of the fund's longer-maturity discount-coupon bonds as they appreciated to what we believe were attractive prices. We had purchased these bonds for the portfolio in anticipation of falling interest rates, and sold them once they had rallied strongly.

    We used the proceeds from these sales to purchase bonds that we thought could help insulate the fund from continued volatility in the markets. Our quantitative analysis showed that the intermediate part of the yield curve offered the most attractive potential for total return. We attempted to capitalize on this by buying intermediate bonds with premium coupons. These securities offer both a compelling income stream as well as what we believe to be more controlled interest rate exposure.

    In addition to these intermediate bonds, we also added some securities that featured market-like coupons. These purchases were largely on the long end of the yield curve, and we believe they should help to keep the fund current with market interest rates.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We expect that the U.S. economy
should continue to improve in the near term. As a result, we also believe that interest rates will rise, though the extent and timing remain in question. Once this happens, it should cause the yield curve to continue to flatten. As alluded to earlier, our quantitative analysis has shown that this pattern has historically favored the short-to-intermediate portion of the yield curve in terms of expected total return. However, past performance is no guarantee of future results.

    We also expect issuance to continue to be strong, though perhaps not at record levels. With interest rates low but expected to rise in the near future, issuers have strong incentives to bring supply to the market to capture favorable terms.

    In addition to the economy, the performance of the equity markets is likely to continue to exert a strong influence on the municipal market. In times of volatility for equities, such as we have seen in recent years, investors have tended to prefer the perceived relative stability of bonds. This boost in demand for bonds may help shore up the market. We look for this behavior to continue for as long as stocks struggle with the specter of diminished corporate earnings.

    Within the New York market, we expect both supply and demand to continue to be healthy. The state's relatively high income taxes should continue to add to investor demand for New York bonds. At the same time, New York City's new administration is moving to restructure the debt of various city agencies. This should result in a strong supply of issuance as the city rebuilds.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           MUNICIPAL BONDS  97.7%
           NEW YORK  95.0%
$   330    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
           Allen Proj Ser A.............................      6.875%   06/01/39   $   302,326
    500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
           Institute of Technology Rfdg (Prerefunded @
           03/01/06)....................................      7.500    03/01/26       582,165
  1,250    Long Island Pwr Auth, NY Elec Sys Rev Gen Ser
           A (AMBAC Insd)...............................      5.500    12/01/09     1,341,600
  1,000    Long Island Pwr Auth, NY Elec Sys Rev Gen Ser
           A (FSA Insd).................................      5.000    12/01/18       983,830
  1,645    Metropolitan Tran Auth NY Commuter Fac Rev
           Contract.....................................      5.500    07/01/14     1,737,433
  1,000    Monroe Cnty, NY Indl Dev Agy Nazareth College
           Rochester Proj (MBIA Insd)...................      5.250    10/01/21       996,970
  1,750    Monroe Cnty, NY Indl Dev Agy Nazareth College
           Rochester Proj (MBIA Insd)...................      5.000    10/01/31     1,648,500
    500    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
           Empire Sports Proj Ser A.....................      6.250    03/01/28       272,500
  1,155    Monroe Cnty, NY Indl Dev Agy Saint John
           Fisher College Proj..........................      5.375    06/01/09     1,210,890
    275    Monroe Cnty, NY Indl Dev Agy Student Hsg
           Collegiate Ser A.............................      4.800    04/01/08       271,964
    345    Monroe Cnty, NY Indl Dev Agy Student Hsg
           Collegiate Ser A.............................      5.150    04/01/12       339,311
  1,240    Monroe Cnty, NY Indl Dev Agy Student Hsg
           Collegiate Ser A.............................      5.250    04/01/19     1,197,394
    450    Monroe Cnty, NY Pub Impt (FGIC Insd).........      4.750    03/01/19       425,389
  1,500    Municipal Assist Corp for New York City Ser
           O............................................      5.250    07/01/08     1,586,220
  2,510    Nassau Cnty, NY Interim Fin Auth Sales Tax
           Secd Ser A...................................      5.750    11/15/13     2,705,203
  1,000    Nassau Cnty, NY Interim Fin Auth Sales Tax
           Secd Ser A1 (AMBAC Insd).....................      5.375    11/15/16     1,035,670
  1,000    New York City Indl Dev Agy Brooklyn Navy
           Yard.........................................      5.650    10/01/28       973,220
    490    New York City Indl Dev Agy Civic Fac Rev
           Cmnty Res Developmentally Disabled...........      7.500    08/01/26       496,365

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           NEW YORK (CONTINUED)
$   500    New York City Indl Dev Agy Civic Fac Rev
           College of New Rochelle Proj.................      5.750%   09/01/17   $   510,410
    500    New York City Indl Dev Agy Civic Fac Rev YMCA
           Greater NY Proj..............................      6.000    08/01/07       529,220
  1,015    New York City Indl Dev Agy Fac Rev Royal
           Charter-NY Presbyterian (FSA Insd)...........      5.250    12/15/11     1,073,890
  1,405    New York City Indl Dev Agy Fac Rev Royal
           Charter-NY Presbyterian (FSA Insd)...........      5.375    12/15/16     1,460,652
  1,250    New York City Indl Dev Agy Spl Arpt Fac Rev
           Airl JFK I LLC Proj Ser A....................      5.500    07/01/28     1,147,725
  1,440    New York City Indl Dev Agy Spl Fac Rev
           Terminal One Group Assn Proj.................      6.100    01/01/09     1,475,698
    375    New York City Indl Dev Agy Spl Fac Rev
           Terminal One Group Assn Proj.................      5.700    01/01/04       383,389
    175    New York City Indl Dev Agy Touro College Proj
           Ser A........................................      6.350    06/01/29       150,964
    500    New York City Muni Wtr Fin Auth Wtr & Swr Sys
           Rev Ser B (AMBAC Insd).......................      5.375    06/15/19       507,075
    500    New York City Muni Wtr Fin Ser B.............      6.000    06/15/33       560,865
    825    New York City Muni Wtr Fin Ser B (Prerefunded
           @ 06/15/10)..................................      6.000    06/15/33       937,068
  1,000    New York City Ser A Rfdg.....................      5.250    03/15/14     1,034,090
  1,000    New York City Ser B (MBIA Insd)..............      5.875    08/01/15     1,089,560
    500    New York City Ser B..........................      5.700    08/15/07       534,095
  2,500    New York City Ser E..........................      5.500    08/01/10     2,625,100
  1,500    New York City Ser G..........................      5.250    08/01/16     1,496,145
  1,020    New York City Ser H..........................      5.750    03/15/13     1,074,937
  1,250    New York City Ser K..........................      5.625    08/01/13     1,304,950
  2,000    New York City Transitional Future Tax Secd
           Ser B........................................      5.500    02/01/15     2,106,240
  1,420    New York City Transitional Future Tax Secd
           Ser B........................................      5.250    05/01/17     1,440,093
    510    New York St Dorm Auth Lease Rev Insd St
           Judicial Inst At Pace (AMBAC Insd)...........      5.500    07/01/09       546,955
    600    New York St Dorm Auth Lease Rev Insd St
           Judicial Inst At Pace (AMBAC Insd)...........      5.500    07/01/10       645,888
  1,500    New York St Dorm Auth Lease Rev Muni Hlth Fac
           Impt Pg Ser 1 (FSA Insd).....................      5.500    01/15/14     1,581,915
  1,000    New York St Dorm Auth Rev City Univ Cons
           Third Ser 1 (FGIC Insd)......................      5.250    07/01/25       995,260

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 1,230    New York St Dorm Auth Rev City Univ Ser D
           Rfdg (FSA Insd)..............................      5.750%   07/01/12   $ 1,341,807
    750    New York St Dorm Auth Rev City Univ Sys Cons
           Ser A........................................      5.625    07/01/16       807,262
  1,000    New York St Dorm Auth Rev City Univ Sys Cons
           Ser B........................................      6.000    07/01/14     1,114,570
    600    New York St Dorm Auth Rev City Univ Sys Third
           Gen Res 2 Rfdg...............................      6.000    07/01/05       645,678
  1,455    New York St Dorm Auth Rev Insd NY Sarc Inc
           Ser A (FSA Insd).............................      5.000    07/01/11     1,511,163
  1,055    New York St Dorm Auth Rev Insd NY St Rehab
           Assn Ser A (AMBAC Insd)......................      5.500    07/01/13     1,133,313
  1,040    New York St Dorm Auth Rev Insd NY St Rehab
           Assn Ser A (AMBAC Insd)......................      5.500    07/01/15     1,105,000
  1,875    New York St Dorm Auth Rev Mental Hlth Svc Fac
           Impt Ser D (FSA Insd)........................      5.500    08/15/08     2,003,062
  1,200    New York St Dorm Auth Rev Miriam Osborn Mem
           Home Ser B (ACA Insd)........................      6.375    07/01/29     1,289,640
    750    New York St Dorm Auth Rev Nursing Home
           Menorah Campus (FHA Gtd).....................      5.950    02/01/17       797,227
  1,000    New York St Dorm Auth Rev Second Hosp
           Interfaith Med Cent Ser D (FSA Insd).........      5.750    02/15/08     1,072,700
    500    New York St Dorm Auth Rev St Univ Ed Fac.....      5.750    05/15/10       532,100
  1,000    New York St Dorm Auth Rev St Univ Ed Fac 1989
           Res (MBIA Insd)..............................      6.000    05/15/15     1,103,420
  1,665    New York St Dorm Auth Rev St Univ Ed Fac Ser
           B (FSA Insd).................................      5.250    05/15/13     1,760,588
    500    New York St Energy Resh & Dev Auth Gas Fac
           Rev Brooklyn Union Gas Ser B (Inverse Fltg)
           (a)..........................................     12.018    07/01/26       598,750
    490    New York St Hsg Fin Agy Rev Insd Multi-Family
           Mtg Ser B (AMBAC Insd).......................      6.250    08/15/14       513,226
  1,350    New York St Loc Govt Assist Corp Ser E
           Rfdg.........................................      6.000    04/01/14     1,508,989
  1,500    New York St Med Care Fac Fin Hosp & Nursing
           Home Ser D Agy Rev (FHA Gtd).................      6.200    02/15/28     1,596,525
    450    New York St Mtg Agy Rev Homeowner Mtg Ser
           30B..........................................      6.650    10/01/25       463,050
    704    New York St Mtg Agy Rev Homeowner Mtg Ser
           58...........................................      6.400    04/01/27       741,882
  1,000    New York St Mtg Agy Rev Homeowner Mtg Ser
           71...........................................      5.400    04/01/29       990,180

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 2,000    New York St Mtg Agy Rev Homeowner Mtg Ser
           82...........................................      5.650%   04/01/30   $ 2,021,920
  1,000    New York St Mtg Agy Rev Homeowner Mtg Ser
           90...........................................      6.350    10/01/30     1,059,770
  1,000    New York St Ser A Rfdg.......................      5.250    03/15/15     1,026,120
  1,000    New York St Twy Auth Svc Contract Rev Loc Hwy
           & Brdg.......................................      6.000    04/01/07     1,086,880
    290    New York St Twy Auth Svc Contract Rev Loc Hwy
           & Brdg.......................................      5.750    04/01/09       309,059
  1,000    New York St Twy Auth Svc Contract Rev Loc Hwy
           & Brdg (AMBAC Insd)..........................      5.500    04/01/11     1,073,770
    500    New York St Urban Dev Corp Rev Correctional
           Cap Fac Ser A Rfdg...........................      5.500    01/01/14       535,080
    420    Niagara Falls, NY Pub Impt (MBIA Insd).......      6.900    03/01/20       457,132
    325    Oneida Cnty, NY Indl Dev Agy Civic Fac Saint
           Elizabeth Med Ser A..........................      5.875    12/01/29       275,642
  1,000    Onondaga Cnty, NY Indl Dev Sr Air Cargo......      6.125    01/01/32       982,560
    300    Port Auth NY & NJ Spl Oblig..................      7.000    10/01/07       312,966
    555    Rockland Cnty, NY Indl Dev Agy Civic Fac Rev
           Dominican College Proj, 144A-Private
           Placement (b)................................      6.250    05/01/28       521,439
    225    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
           Spellman High Voltage Fac Ser A..............      6.375    12/01/17       207,617
    125    Syracuse, NY Hsg Auth Rev Sub Proj Loretto
           Rest Ser B...................................      7.500    08/01/10       125,348
    250    Syracuse, NY Indl Dev Agy Rev First Mtg
           Jewish Home Ser A............................      7.375    03/01/21       256,290
  2,000    Triborough Brdg & Tunl Auth NY Gen Purp Ser
           A............................................      5.250    01/01/18     2,011,220
  1,500    Triborough Brdg & Tunl Auth NY Gen Purp Ser
           A............................................      5.000    01/01/32     1,412,580
    300    Ulster Cnty, NY Indl Dev Agy Civic Fac Rev
           Benedictine Hosp Proj Ser A..................      6.250    06/01/08       287,724
  1,000    Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys
           Rev (AMBAC Insd).............................      5.750    04/01/20     1,059,440
    500    Utica, NY Indl Dev Agy Civic Fac Rev Utica
           College Proj Ser A...........................      5.750    08/01/28       442,950
    500    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
           Dev Ppty Yonkers Inc Ser A...................      6.625    02/01/26       524,015
                                                                                  -----------
                                                                                   81,938,788
                                                                                  -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           GUAM  0.6%
$   500    Guam Arpt Auth Rev Ser B.....................      6.700%   10/01/23   $   509,660
                                                                                  -----------

           U. S. VIRGIN ISLANDS  2.1%
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A............................      6.375    10/01/19     1,074,840
    650    Virgin Islands Pub Fin Auth Rev Sr Lien Fd Ln
           Nt Ser C.....................................      5.500    10/01/07       686,426
                                                                                  -----------
                                                                                    1,761,266
                                                                                  -----------
TOTAL LONG-TERM INVESTMENTS  97.7%
  (Cost $82,798,005)...........................................................    84,209,714
SHORT-TERM INVESTMENT  1.1%
  (Cost $1,000,000)............................................................     1,000,000
                                                                                  -----------
TOTAL INVESTMENTS  98.8%
  (Cost $83,798,005)...........................................................    85,209,714
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%....................................     1,009,109
                                                                                  -----------

NET ASSETS  100.0%.............................................................   $86,218,823
                                                                                  ===========

(a) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $83,798,005)........................  $85,209,714
Receivables:
  Interest..................................................    1,365,605
  Fund Shares Sold..........................................      524,463
  Investments Sold..........................................       55,000
  Expense Reimbursement from Adviser........................        7,595
Other.......................................................       53,309
                                                              -----------
    Total Assets............................................   87,215,686
                                                              -----------
LIABILITIES:
Payables:
  Custodian Bank............................................      604,971
  Income Distributions......................................       92,412
  Distributor and Affiliates................................       81,768
  Fund Shares Repurchased...................................       47,157
Accrued Expenses............................................       96,344
Trustees' Deferred Compensation and Retirement Plans........       74,211
                                                              -----------
    Total Liabilities.......................................      996,863
                                                              -----------
NET ASSETS..................................................  $86,218,823
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $86,515,518
Net Unrealized Appreciation.................................    1,411,709
Accumulated Undistributed Net Investment Income.............      (20,220)
Accumulated Net Realized Loss...............................   (1,688,184)
                                                              -----------
NET ASSETS..................................................  $86,218,823
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $41,709,031 and 2,708,034 shares of
    beneficial interest issued and outstanding).............  $     15.40
    Maximum sales charge (4.75%* of offering price).........          .77
                                                              -----------
    Maximum offering price to public........................  $     16.17
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $35,365,854 and 2,298,795 shares of
    beneficial interest issued and outstanding).............  $     15.38
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $9,143,938 and 594,088 shares of
    beneficial interest issued and outstanding).............  $     15.39
                                                              ===========

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,187,495
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $52,421, $177,338 and $39,865,
  respectively).............................................      269,624
Investment Advisory Fee.....................................      256,439
Accounting..................................................       28,024
Shareholder Services........................................       19,686
Legal.......................................................       11,161
Trustees' Fees and Related Expenses.........................        7,676
Custody.....................................................        2,864
Other.......................................................       30,911
                                                              -----------
    Total Expenses..........................................      626,385
    Expense Reduction ($256,439 Investment Advisory Fee
      and $7,595 Other).....................................      264,034
    Less Credits Earned on Cash Balances....................          425
                                                              -----------
    Net Expenses............................................      361,926
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,825,569
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   562,883
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    3,879,055
  End of the Period.........................................    1,411,709
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,467,346)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,904,463)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $   (78,894)
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2002     SEPTEMBER 30, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  1,825,569         $  3,239,833
Net Realized Gain................................        562,883              502,874
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (2,467,346)           3,406,063
                                                    ------------         ------------
Change in Net Assets from Operations.............        (78,894)           7,148,770
                                                    ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.................................     (1,019,198)          (1,769,049)
  Class B Shares.................................       (726,498)          (1,356,936)
  Class C Shares.................................       (163,031)            (252,913)
                                                    ------------         ------------
Total Distributions..............................     (1,908,727)          (3,378,898)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (1,987,621)           3,769,872
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     14,129,418           31,138,250
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      1,333,771            2,352,039
Cost of Shares Repurchased.......................    (13,037,444)         (13,901,529)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      2,425,745           19,588,760
                                                    ------------         ------------
TOTAL INCREASE IN NET ASSETS.....................        438,124           23,358,632
NET ASSETS:
Beginning of the Period..........................     85,780,699           62,422,067
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($20,220) and $26,550, respectively)...........   $ 86,218,823         $ 85,780,699
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX                                   NINE
                                   MONTHS                                MONTHS       YEAR
                                   ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS A SHARES                    MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                  2002 (A)    2001     2000     1999      1998        1997
                                  ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $15.76    $14.91   $14.94   $16.22    $15.73      $14.99
                                   ------    ------   ------   ------    ------      ------
  Net Investment Income.........      .36       .73      .77      .79       .60         .79
  Net Realized and Unrealized
    Gain/Loss...................     (.34)      .88     (.07)   (1.19)      .51         .79
                                   ------    ------   ------   ------    ------      ------
Total from Investment
  Operations....................      .02      1.61      .70     (.40)     1.11        1.58
                                   ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income...........      .38       .76      .73      .79       .60         .80
  Distributions from Net
    Realized Gain...............      -0-       -0-      -0-      .09       .02         .04
                                   ------    ------   ------   ------    ------      ------
  Total Distributions...........      .38       .76      .73      .88       .62         .84
                                   ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $15.40    $15.76   $14.91   $14.94    $16.22      $15.73
                                   ======    ======   ======   ======    ======      ======

Total Return* (b)...............    0.10%**  10.97%    4.91%   -2.61%     7.11%**    10.92%
Net Assets at End of the Period
  (In millions).................   $ 41.7    $ 43.5   $ 29.0   $ 36.6    $ 25.0      $ 18.0
Ratio of Expenses to Average Net
  Assets*.......................     .47%      .53%     .61%     .33%      .39%        .64%
Ratio of Net Investment Income
  to Average Net Assets*........    4.65%     4.74%    5.26%    5.03%     5.01%       5.16%
Portfolio Turnover..............      18%**     30%      58%      67%       53%**       60%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets........................    1.08%     1.13%    1.32%    1.23%     1.43%       1.47%
Ratio of Net Investment Income
  to Average Net Assets.........    4.03%     4.14%    4.56%    4.13%     3.97%       4.33%

** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net asset from 4.64% to 4.65%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX                                   NINE
                                   MONTHS                                MONTHS       YEAR
                                   ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS B SHARES                    MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                  2002 (A)    2001     2000     1999      1998        1997
                                  ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $15.74    $14.90   $14.92   $16.21    $15.73      $14.99
                                   ------    ------   ------   ------    ------      ------
  Net Investment Income.........      .30       .62      .66      .68       .51         .69
  Net Realized and Unrealized
    Gain/Loss...................     (.34)      .86     (.06)   (1.20)      .51         .78
                                   ------    ------   ------   ------    ------      ------
Total from Investment
  Operations....................     (.04)     1.48      .60     (.52)     1.02        1.47
                                   ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income...........      .32       .64      .62      .68       .52         .69
  Distributions from Net
    Realized Gain...............      -0-       -0-      -0-      .09       .02         .04
                                   ------    ------   ------   ------    ------      ------
Total Distributions.............      .32       .64      .62      .77       .54         .73
                                   ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $15.38    $15.74   $14.90   $14.92    $16.21      $15.73
                                   ======    ======   ======   ======    ======      ======

Total Return* (b)...............   -0.27%**  10.09%    4.17%   -3.34%     6.58%**    10.07%
Net Assets at End of the Period
  (In millions).................   $ 35.4    $ 35.0   $ 28.8   $ 28.2    $ 19.0      $ 13.1
Ratio of Expenses to Average Net
  Assets*.......................    1.22%     1.28%    1.36%    1.08%     1.14%       1.36%
Ratio of Net Investment Income
  to Average Net Assets*........    3.90%     3.99%    4.51%    4.27%     4.26%       4.49%
Portfolio Turnover..............      18%**     30%      58%      67%       53%**       60%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets........................    1.83%     1.88%    2.07%    1.98%     2.19%       2.18%
Ratio of Net Investment Income
  to Average Net Assets.........    3.28%     3.39%    3.81%    3.37%     3.21%       3.67%

** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net asset from 3.89% to 3.90%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder wold pay on the Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX                                   NINE
                                   MONTHS                                MONTHS       YEAR
                                   ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS C SHARES                    MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                  2002 (A)    2001     2000     1999      1998        1997
                                  ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $15.75    $14.91   $14.92   $16.20    $15.73      $14.99
                                   ------    ------   ------   ------    ------      ------
  Net Investment Income.........      .31       .60      .68      .68       .51         .68
  Net Realized and Unrealized
    Gain/Loss...................     (.35)      .88     (.07)   (1.19)      .50         .79
                                   ------    ------   ------   ------    ------      ------
Total from Investment
  Operations....................     (.04)     1.48      .61     (.51)     1.01        1.47
                                   ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income...........      .32       .64      .62      .68       .52         .69
  Distributions from Net
    Realized Gain...............      -0-       -0-      -0-      .09       .02         .04
                                   ------    ------   ------   ------    ------      ------
Total Distributions.............      .32       .64      .62      .77       .54         .73
                                   ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $15.39    $15.75   $14.91   $14.92    $16.20      $15.73
                                   ======    ======   ======   ======    ======      ======

Total Return* (b)...............   -0.27%**  10.09%    4.24%   -3.28%     6.51%**    10.07%
Net Assets at End of the Period
  (In millions).................   $  9.1    $  7.3   $  4.6   $  5.1    $  3.1      $  1.0
Ratio of Expenses to Average Net
  Assets*.......................    1.22%     1.30%    1.36%    1.08%     1.14%       1.41%
Ratio of Net Investment Income
  to Average Net Assets*........    3.90%     3.97%    4.52%    4.28%     4.22%       4.37%
Portfolio Turnover..............      18%**     30%      58%      67%       53%**       60%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets........................    1.83%     1.90%    2.07%    1.98%     2.18%       2.23%
Ratio of Net Investment Income
  to Average Net Assets.........    3.28%     3.37%    3.81%    3.38%     3.17%       3.55%

** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net asset from 3.89% to 3.90%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2002, the Fund had no when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $36,388 increase in cost of securities and a corresponding $36,388 decrease in net unrealized appreciation based on securities held by the Fund on October 1, 2001.

    The effect of this change for the six months ended March 31, 2002 was to increase net investment income by $5,854; increase net unrealized appreciation by $13,083, and decrease net realized gains by $18,937. The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $2,193,480 which expires between September 30, 2008 and 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions.

    At March 31, 2002, for federal income tax purposes, the cost of long- and short-term investments is $83,832,287; the aggregate gross unrealized appreciation is $2,444,427 and the aggregate gross unrealized depreciation is $1,067,000, resulting in net unrealized appreciation on long- and short-term investments of $1,377,427.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

F. EXPENSE REDUCTIONS During the six months ended March 31, 2002, the Fund's custody fee was reduced by $425 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser"), will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.60%
Over $500 million...........................................     0.50%

    For the six months ended March 31, 2002, the Adviser voluntarily waived $256,439 of its investment advisory fees and assumed $7,595 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended March 31, 2002, the Fund recognized expenses of approximately $2,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $20,500 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $14,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $50,525 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $42,264,011, $34,927,037 and $9,324,470 for Classes A, B and C, respectively. For the six months ended March 31, 2002, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class A...................................................   507,900    $  7,974,393
  Class B...................................................   239,539       3,745,896
  Class C...................................................   154,457       2,409,129
                                                              --------    ------------
Total Sales.................................................   901,896    $ 14,129,418
                                                              ========    ============
Dividend Reinvestment:
  Class A...................................................    47,270    $    737,656
  Class B...................................................    30,684         478,110
  Class C...................................................     7,569         118,005
                                                              --------    ------------
Total Dividend Reinvestment.................................    85,523    $  1,333,771
                                                              ========    ============
Repurchases:
  Class A...................................................  (604,018)   $ (9,474,481)
  Class B...................................................  (194,588)     (3,043,277)
  Class C...................................................   (33,285)       (519,686)
                                                              --------    ------------
Total Repurchases...........................................  (831,891)   $(13,037,444)
                                                              ========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    At September 30, 2001, capital aggregated $43,026,443, $33,746,308 and $7,317,022 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A.................................................  1,096,699    $ 17,109,890
  Class B.................................................    680,740      10,548,185
  Class C.................................................    223,702       3,480,175
                                                            ---------    ------------
Total Sales...............................................  2,001,141    $ 31,138,250
                                                            =========    ============
Dividend Reinvestment:
  Class A.................................................     83,518    $  1,296,275
  Class B.................................................     56,484         875,193
  Class C.................................................     11,636         180,571
                                                            ---------    ------------
Total Dividend Reinvestment...............................    151,638    $  2,352,039
                                                            =========    ============
Repurchases:
  Class A.................................................   (365,557)   $ (5,677,652)
  Class B.................................................   (450,902)     (6,995,049)
  Class C.................................................    (78,978)     (1,228,828)
                                                            ---------    ------------
Total Repurchases.........................................   (895,437)   $(13,901,529)
                                                            =========    ============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2002 and year ended September 31, 2001, 34,556 and 119,240 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2002 and year ended September 31, 2001, no Class C Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC).

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

The CDSC for Class B and Class C Shares will be imposed on most redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                   CHARGE AS A
                                                                  PERCENTAGE OF
                                                                  DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                              ---------------------
YEAR OF REDEMPTION                                            CLASS B       CLASS C
First.......................................................   4.00%         1.00%
Second......................................................   3.75%         None
Third.......................................................   3.50%         None
Fourth......................................................   2.50%         None
Fifth.......................................................   1.50%         None
Sixth.......................................................   1.00%         None
Seventh and Thereafter......................................   None          None

    For the six months ended March 31, 2002, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $13,700 and CDSC on redeemed shares of approximately $43,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $18,268,230 and $15,272,545, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended March 31, 2002, are payments retained by Van Kampen of approximately $152,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $8,000.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
235, 325, 425                                                  Member NASD/SIPC.
NYTF SAR 5/02                                                    5584E02-AP-5/02